CONFIDENTIAL Execution Version Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential. SHARE PURCHASE AGREEMENT BY AND AMONG LNG POWER LIMITED, EBRASIL ENERGIA LTDA., THE INDIVIDUAL DC ENERGIA SELLERS SET FORTH ON APPENDIX B ENEVA S.A. AND ELETRICIDADE DO BRASIL S.A. – EBRASIL DATED AS OF MAY 31, 2022

i TABLE OF CONTENTS PAGE ARTICLE 1 CERTAIN DEFINITIONS ........................................................................................................ 4 Section 1.1 Certain Definitions .................................................................................................. 4 Section 1.2 Defined Terms ...................................................................................................... 17 ARTICLE 2 PURCHASE OF PURCHASED SHARES ............................................................................. 20 Section 2.1 Closing; Closing Date ........................................................................................... 20 Section 2.2 Purchase Price; Closing Deliverables .................................................................... 21 Section 2.3 Purchase Price Adjustments .................................................................................. 25 Section 2.4 Tax Allocation; Withholding ................................................................................ 28 Section 2.5 Dispatch Earnout to DC Energia Sellers ............................................................... 30 ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLERS ................................................ 34 Section 3.1 Organization .......................................................................................................... 34 Section 3.2 Authority ............................................................................................................... 34 Section 3.3 Purchased Shares ................................................................................................... 34 Section 3.4 Consents and Approvals; No Violations ............................................................... 35 Section 3.5 Legal Proceedings ................................................................................................. 35 Section 3.6 Brokers .................................................................................................................. 35 Section 3.7 Anti-Money Laundering Compliance and Sanctions ............................................. 35 ARTICLE 4 REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANIES ............... 36 Section 4.1 Organization and Qualification ............................................................................. 36 Section 4.2 Capitalization ........................................................................................................ 36 Section 4.3 Financial Statements .............................................................................................. 37 Section 4.4 No Undisclosed Liabilities .................................................................................... 37 Section 4.5 Absence of Changes.............................................................................................. 37 Section 4.6 Legal Proceedings ................................................................................................. 38 Section 4.7 Compliance with Laws; Permits ............................................................................ 38 Section 4.8 Tax Matters ........................................................................................................... 38 Section 4.9 Employee Benefits ................................................................................................ 39 Section 4.10 Labor Matters ........................................................................................................ 40 Section 4.11 Intellectual Property .............................................................................................. 41 Section 4.12 Real Property; Assets ............................................................................................ 42 Section 4.13 Environmental Matters .......................................................................................... 43 Section 4.14 Material Contracts ................................................................................................. 44 Section 4.15 Insurance ............................................................................................................... 46 Section 4.16 Anti-Corruption ..................................................................................................... 46 Section 4.17 Transactions with Affiliates .................................................................................. 46 Section 4.18 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES .................... 46 ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF BUYER ................................................... 47 Section 5.1 Organization .......................................................................................................... 47 Section 5.2 Authority ............................................................................................................... 47 Section 5.3 Consents and Approvals; No Violations ............................................................... 48 Section 5.4 Brokers .................................................................................................................. 48 Section 5.5 Financing ............................................................................................................... 48 Section 5.6 Sophisticated Investor ........................................................................................... 49

ii Section 5.7 Legal Proceedings ................................................................................................. 49 Section 5.8 Anti-Money Laundering Compliance and Sanctions ............................................. 49 Section 5.9 Solvency ................................................................................................................ 49 Section 5.10 Acknowledgment and Representations by Buyer .................................................. 49 ARTICLE 6 COVENANTS ......................................................................................................................... 50 Section 6.1 Conduct of Business of the Companies ................................................................. 50 Section 6.2 Tax and Accounting Matters ................................................................................. 52 Section 6.3 Access to Information ............................................................................................ 53 Section 6.4 Efforts to Consummate .......................................................................................... 54 Section 6.5 Directors’ and Officers’ Insurance ........................................................................ 55 Section 6.6 Exclusive Dealing .................................................................................................. 56 Section 6.7 Documents and Information .................................................................................. 56 Section 6.8 Contact with Customers, Suppliers and Other Business Relations ........................ 56 Section 6.9 Schedule Updates .................................................................................................. 57 Section 6.10 Confidentiality ........................................................................................................ 57 Section 6.11 Third Party Consents; Cooperation ....................................................................... 57 Section 6.12 Non Solicitation .................................................................................................... 58 Section 6.13 Integration Planning .............................................................................................. 59 Section 6.14 Buyer Shareholders’ Approval .............................................................................. 59 Section 6.15 Financing ............................................................................................................... 60 Section 6.16 DC Energia Corporate Reorganization .................................................................. 62 ARTICLE 7 CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS ................................... 64 Section 7.1 Conditions to the Obligations of Buyer and Sellers .............................................. 64 Section 7.2 Other Conditions to the Obligations of Buyer ....................................................... 64 Section 7.3 Other Conditions to the Obligations of Sellers ...................................................... 65 ARTICLE 8 TERMINATION ....................................................................................................................... 66 Section 8.1 Termination ........................................................................................................... 66 Section 8.2 Effect of Termination ............................................................................................ 68 ARTICLE 9 INDEMNITY .......................................................................................................................... 69 Section 9.1 Seller’s Indemnity ................................................................................................. 69 Section 9.2 Buyer’s Indemnity ................................................................................................ 69 Section 9.3 SAPURA Claim .................................................................................................... 70 Section 9.4 Limits to the Indemnity Obligation ....................................................................... 70 Section 9.5 Indemnity Procedures ........................................................................................... 72 ARTICLE 10 MISCELLANEOUS .............................................................................................................. 76 Section 10.1 Entire Agreement; Assignment ............................................................................. 76 Section 10.2 Notices .................................................................................................................. 77 Section 10.3 Fees and Expenses ................................................................................................. 78 Section 10.4 Press Releases and Announcements ...................................................................... 79 Section 10.5 Construction; Interpretation .................................................................................. 79 Section 10.6 Exhibits and Schedules ......................................................................................... 80 Section 10.7 Parties in Interest ................................................................................................... 80 Section 10.8 Severability ........................................................................................................... 80 Section 10.9 Amendment ........................................................................................................... 80 Section 10.10 Extension; Waiver ................................................................................................. 80 Section 10.11 Counterparts; Facsimile Signatures ....................................................................... 81

Section 10.12	Knowledge of Sellers	81
Section 10.13	Governing Law	81
Section 10.14	Dispute Resolution	81
Section 10.15	Remedies	82
Section 10.16	No Offset	83
Section 10.17	Non-Recourse	83
Section 10.18	Several Obligations of Sellers	83
Section 10.19	Waiver of Conflicts	84
Section 10.20	DC Energia Sellers' Representative	84
Section 10.21	DC Energia Sellers	86
Section 10.22	Joint Liability of Ebrasil Eletricidade	86
Section 10.23	Time of Essence	86

SCHEDULES

Schedule 1.1	-	Contracts Excluded from Leakage
Schedule 3.3	-	Purchased Shares
Schedule 4.2(a)	-	Capitalization
Schedule 4.2(b)	-	Subsidiaries
Schedule 4.3	-	Company Financial Statements
Schedule 4.5	-	Absence of Certain Changes
Schedule 4.6	-	Legal Proceedings
Schedule 4.9(a)	-	Employee Benefits
Schedule 4.9(b)	-	Employee Benefit Plan Compliance
Schedule 4.10	-	Labor Matters
Schedule 4.11	-	Intellectual Property
Schedule 4.12(b)	-	Real Property Entitlements
Schedule 4.12(c)	-	Owned Real Property
Schedule 4.14	-	Material Contracts
Schedule 4.15	-	Insurance
Schedule 4.16	-	Anti-Corruption
Schedule 4.17	-	Affiliate Contracts
Schedule 6.1	-	Conduct of Business
Schedule 7.1	-	Required Additional Approvals
Schedule 7.3(c)	-	Released Credit Support Documents
Schedule 10.12	-	Knowledge of Sellers

EXHIBITS

Exhibit A	-	Form of Director and Officer Resignation and Release
Exhibit B	-	Form of Company Power of Attorney
Exhibit C	-	Form of Seller Indemnity Guaranty
Exhibit D	-	Form of SAPURA Claim Power of Attorney

APPENDICES

iii

iv Appendix A - Appendix A Disclosure Schedules Appendix B - Individual DC Energia Sellers

1 SHARE PURCHASE AGREEMENT THIS SHARE PURCHASE AGREEMENT (this “Agreement”), dated as of May 31, 2022, is made by and among Eneva S.A., a sociedade anônima organized under the laws of Brazil (“Buyer”), LNG Power Limited, a private limited company incorporated under the laws of England and Wales, with a place of business at One America Square 17, Crosswall, London, United Kingdom, EC3N 2LB (“NFE Seller”), Guilherme Freitas Lins Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Guilherme”), Rafael Freitas Lins Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Rafael”), Andrea Freitas Lins Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Andrea”), Jose Roriz Lustosa Cantarelli Júnior, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“José”), Victor de Ornellas Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Victor”), Marcelo de Ornellas Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Marcelo”), Washington Lustosa de Ornellas Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Washington”), Taciane Pereira de Ornellas Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***] (“Taciane”), Viviane Pereira de Ornellas Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Viviane”), Thiago Pereira de Ornellas Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Thiago”), Edison Lustosa de Ornellas Cantareli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Edison”), Dionon Cantareli Lustosa Jr., [***], [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

2 [***], resident and domiciled in the City of [***], State of [***], in [***] (“Dionon”), Josimary Lima Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Josimary”), Diogo Lustosa Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Diogo”), Lucas Cantarelli, [***] resident, [***], [***], bearer of Identity Card (RG) No. [***], registered with the CPF/ME under the No. [***], resident and domiciled in the City of [***], State of [***], in [***] (“Lucas”, and together with Guilherme, Rafael, Andrea, José, Victor, Marcelo, Washington, Taciane, Viviane, Thiago, Edison, Dionon, Josimary and Diogo, each an “DC Energia Seller” and collectively, the “DC Energia Sellers”), Ebrasil Energia Ltda., a sociedade empresária limitada organized under the laws of Brazil, with a place of business at Avenida Antônio de Goes, 60, JCPM Trade Center Building, conjunto 801-E, City of Recife, Pernambuco, Brazil, 51010-000, enrolled under Brazilian Registry of Corporate Taxpayers (“CNPJ”) No. 11.355.402/0001-25 (“Ebrasil Energia”, and together with the DC Energia Sellers and NFE Seller, each, a “Seller” and collectively, “Sellers”), Dionon, acting also as the “DC Energia Sellers’ Representative”, and Eletricidade do Brasil S.A. – EBRASIL, a sociedade anônima organized under the laws of Brazil, with a place of business at Avenida Antônio de Goes, 60, JCPM Trade Center Building, conjunto 801 -D, City of Recife, Pernambuco, Brazil, 51010-000, enrolled under CNPJ No. 10.538.273/0001-48 (“Ebrasil Eletricidade”), as the guarantor for any and all obligations of the DC Energia Sellers under this Agreement. Each of Buyer, Sellers, and the DC Energia Sellers’ Representative are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in Article 1. RECITALS WHEREAS, as of the date hereof, Ebrasil Energia owns (i) fifty percent (50%) of the share capital (the “Ebrasil CELSEPAR Shares”) of CELSEPAR – Centrais Elétricas de Sergipe Participações S.A., a sociedade anônima incorporated under the laws of Brazil, with a place of business at Avenida José Machado de Souza, 220, sala 1208, Neo Office Jardins Building, City of Aracaju, Sergipe, Brazil, 49025-740, enrolled under CNPJ No. 28.937.904/0001-67 (“CELSEPAR”) and (ii) twenty five percent (25%) of the share capital (the “Ebrasil CEBARRA Shares”) of CEBARRA – Centrais Elétricas Barra dos Coqueiros S.A., a sociedade anônima incorporated under the laws of Brazil, with a place of business at Rodovia Cesar Franco SE 100, S/No., Parte 01, 49140-000, City of Barra dos Coqueiros, Sergipe, Brazil, enrolled under CNPJ No. 28.556.062/0001-01 (“CEBARRA”, and together with CELSEPAR, each, a “Company” and collectively, the “Companies”); WHEREAS, NFE Seller (i) directly owns fifty percent (50%) of the share capital of CELSEPAR (the “NFE CELSEPAR Shares”, and together with the Ebrasil CELSEPAR Shares, the “CELSEPAR Shares”) and (ii) indirectly owns approximately seventy five percent (75%) of Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

3 the share capital of CEBARRA (the “NFE CEBARRA Shares”, and together with the Ebrasil CEBARRA Shares, as described in more detail in Schedule 3.3, the “CEBARRA Shares”; WHEREAS, prior to or on the Closing Date, all NFE CEBARRA Shares will be held directly by NFE Seller; WHEREAS, Guilherme, Rafael, Andrea, José, Victor, Marcelo, Washington, Taciane, Viviane, Thiago and Edison, indirectly own ten-point five percent (10.5%) of the share capital of Ebrasil Energia; WHEREAS, Dionon, Josimary, Diogo and Lucas (i) directly own one hundred percent (100%) of the share capital of DC Energia e Participações S.A., a sociedade anônima organized under the laws of Brazil, with a place of business at Avenida Engenheiro Antônio de Goes, 60, conjunto 801-C, Pina, City of Recife, Pernambuco, Brazil, 51.010-000, enrolled under CNPJ No. 09.275.381/0001-96 (“DC Energia” and “DC Energia Shares”, respectively); and (ii) indirectly, though their ownership of DC Energia Shares, own eighty nine point five percent (89.5%) of the share capital of Ebrasil Energia; WHEREAS, the DC Energia Sellers intend to effect the DC Energia Corporate Reorganization with the goal of simplifying Ebrasil Energia’s current shareholding structure, which will ultimately result in (a) DC Energia owning one hundred percent (100%) of the Ebrasil CELSEPAR Shares and one hundred percent (100%) of the Ebrasil CEBARRA Shares after giving effect to the merger of Ebrasil Energia into DC Energia; and (b) DC Energia Sellers directly owning one hundred percent (100%) of the DC Energia Shares; WHEREAS, contemporaneously with the execution of this Agreement and in connection with the DC Energia Corporate Reorganization, as condition to, and a material inducement of, the other Parties’ willingness to enter into this Agreement, the DC Energia Sellers have delivered to (a) Buyer a duly executed version of the Ebrasil Seller-to-Buyer Indemnity Agreement, and (b) NFE Seller a duly executed version of the Ebrasil Seller-to-NFE Seller Indemnity Agreement; WHEREAS, (i) Banco BTG Pactual S.A. and (ii) Eneva Fundo De Investimento Em Ações, an investment fund represented by its co-manager Cambuhy Investimentos Ltda. (collectively, the “Approving Shareholders”), collectively hold approximately 43.8% of the total voting and share capital of Buyer; WHEREAS, as condition to, and a material inducement of, the other Parties’ willingness to enter into this Agreement, each of the Approving Shareholders has undertaken to exercise its respective voting rights as a shareholder of Buyer to vote in favor of and to approve the Transaction pursuant to those certain voting commitments, dated as of the date of, and delivered to Sellers contemporaneously with the execution of, this Agreement (the “Voting Commitments”); WHEREAS, CELSEPAR owns one hundred percent (100%) of the share capital (“CELSE Shares”) of CELSE – Centrais Elétricas de Sergipe S.A., a sociedade anônima incorporated under the laws of Brazil (“CELSE”), with a place of business at Rodovia Cesar Franco SE 100, S/No., Parte 01, 49140-000, City of Barra dos Coqueiros, Sergipe, Brazil, enrolled under CNPJ No. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

4 23.758.522/0001-52, which owns and operates (a) a combined cycle thermal power plant (the “Plant”) comprised of three combustion turbine generators, three heat recovery steam generators and one steam turbine generator, with a total installed capacity of approximately 1,593 MW, in the City of Barra dos Coqueiros, Sergipe, Brazil, (b) a 33km transmission line delivering the power output generated from the Plant to the public grid at an existing 500KV substation operated by Companhia Hidro Elétrica do São Francisco - CHESF (the “Transmission Line”), it being understood that the Transmission Line and associated substation must be transferred to a third party without consideration, as determined by applicable Brazilian authorities, after the Closing (the “Transmission Line Transfer”), after which they shall no longer be deemed a part of the Project, (c) a gas pipeline (the “Gas Pipeline”) delivering regasified liquified natural gas generated from a dedicated Floating Storage and Regasification Unit (the “ FSRU”) to the Plant, which FSRU is owned by NFE FSRU8 Corporation (the “Registered FSRU Owner”), chartered to NFE Nanook UK Limited (the “Disponent FSRU Owner”) and subchartered to CELSE and operated by NFE Power Latam Serviços Marítimos Ltda. (the “FSRU Operator”), (d) certain real property and real property entitlements related to the foregoing, as described more particularly in Schedule 4.12(b) and Schedule 4.12(c), (e) a suction anchor connecting the FSRU to the Gas Pipeline (the “ Mooring System”) and (f) certain expansion rights related thereto (collectively, the “Project”); WHEREAS, each of CELSE and CEBARRA own certain expansion rights in connection with the Project and the development of projects similar to the Project in the Porto de Sergipe complex; WHEREAS, on the terms and subject to the conditions set forth in this Agreement, Buyer desires to acquire from NFE Seller, and NFE Seller desires to sell to Buyer, the NFE CELSEPAR Shares and the NFE CEBARRA Shares; and WHEREAS, on the terms and subject to the conditions set forth in this Agreement, (a) in the event that the DC Energia Corporate Reorganization is consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, Buyer desires to acquire from the DC Energia Sellers the DC Energia Shares, and the DC Energia Sellers desire to sell to Buyer such DC Energia Shares, and (b) in the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, Buyer desires to acquire from Ebrasil Energia the Ebrasil CELSEPAR Shares and the Ebrasil CEBARRA Shares, and Ebrasil Energia desires to sell to Buyer the Ebrasil CELSEPAR Shares and the Ebrasil CEBARRA Shares (and the DC Energia Sellers would then cause Ebrasil Energia to sell to Buyer such Ebrasil CELSEPAR Shares and the Ebrasil CEBARRA Shares). NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: ARTICLE 1 CERTAIN DEFINITIONS Section 1.1 Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

5 “Action” means any claim, action, audit, suit, assessment, request, petition, arbitration or proceeding, in each case that is by or before any Governmental Entity. “Additional CEBARRA Equity Amount” means the aggregate amount of cash contributed to CEBARRA’s share capital by Sellers or NFE Power Brasil 2 Participações S.A. during the period from the Lockbox Date until the Closing, in each case, to the extent reasonably required by the business of CEBARRA, and subject to the provisions of Section 6.1. “Additional CELSEPAR Equity Amount” means the aggregate amount of cash contributed to CELSEPAR’s share capital by Sellers during the period from the Lockbox Date until the Closing, in each case, to the extent reasonably required by the business of CELSEPAR or its Subsidiaries, and subject to the provisions of Section 6.1. “Additional Equity Amount” means the Additional CEBARRA Equity Amount or the Additional CELSEPAR Equity Amount, as applicable. “Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto. For the avoidance of doubt, each of DC Energia and Ebrasil Energia shall be considered Affiliates of the DC Energia Sellers for the purposes of this Agreement. “Allocable Portion” means (a) with respect to the Closing CEBARRA Purchase Price, seventy five percent (75%) to NFE Seller and twenty five percent (25%) to (i) in the event that the DC Energia Corporate Reorganization is consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, the DC Energia Sellers (allocated amongst the DC Energia Sellers proportionally to the number of DC Energia Shares each such DC Energia Seller may own on the Closing Date (the “Ebrasil Proceeds Allocation Proportions”), and (ii) in the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, Ebrasil Energia, and (b) with respect to the Closing CELSEPAR Purchase Price, fifty percent (50%) to NFE Seller and fifty percent (50%) to (i) in the event that the DC Energia Corporate Reorganization is consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, the DC Energia Sellers (allocated amongst the DC Energia Sellers pursuant to the Ebrasil Proceeds Allocation Proportions), and (ii) in the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, Ebrasil Energia. “Ancillary Documents” means the Voting Commitments, the Ebrasil Seller-to-Buyer Indemnity Agreement, the NFE Seller to Buyer Indemnity Agreement, the written resignations and release letters described in Section 2.2(f)(ix), the powers-of-attorney described in Section 2.2(f)(x), the Seller indemnity guarantees described in Section 2.2(f)(xi), the power of attorney granted jointly by the DC Energia Sellers to DC Energia Sellers’ Representative, and any other documents contemplated to be delivered in connection with the Transactions. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

6 “Anti-Corruption Laws” means all applicable Laws relating to the prevention of corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 , the United Kingdom Bribery Act 2010, the Organization for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation; the Brazilian Anti-Bribery Law (Law No. 12,846/2013), and the Brazilian Public Improbity Act (Law No. 8,429/1992) (each as amended). “Antitrust Laws” means any applicable antitrust or other competition Laws of any jurisdiction. “Appendix A Disclosure Schedules” means the disclosure schedules included in Appendix A with respect to the representations and warranties of the DC Energia Sellers set forth in Appendix A. “Base CEBARRA Purchase Price” means R$1. “Base CELSEPAR Purchase Price” means R$6,100,000,000. “Base Purchase Price” means the Base CEBARRA Purchase Price plus the Base CELSEPAR Purchase Price. “Brazilian GAAP” means the accounting principles generally accepted in Brazil as per (i) the Federal Law No. 6404/76; and (ii) the accounting standards defined by the Brazilian Federal Accounting Council (CFC – Conselho Federal de Contabilidade), the Brazilian Public Accountants Institute (IBRACON – Instituto dos Auditores Independentes do Brasil), and by the resolutions of CFC, the Brazilian Securities and Exchanges Commission (CVM – Comissão de Valores Mobiliários) or by any other Person that substitutes them or which the applicable Law empowers to issue resolutions concerning accounting matters, as the case may be and as applicable. “Brazilian Withholding Tax” means the withholding Tax applicable to the capital gain realized upon the sale of the NFE Purchased Shares pursuant to Brazilian Law No. 10,833 of December 29, 2003 (as amended). “Business Day” means a day, other than a Saturday or Sunday, or other day on which commercial banks located in any of New York, New York, USA, London, England or Rio de Janeiro, Brazil are authorized or required by Law to be closed. “Buyer Fundamental Representations” means the representations and warranties of Buyer set forth in Section 5.1 (Organization), Section 5.2 (Authority) and Section 5.9 (Solvency). “CDI Index” means the average annual rate (considering a year of two hundred and fifty two (252) business days) in respect of transactions with Interbank Deposit Certificates (CDI, in the local acronym), maturing on a day that is a business day, appraised and disclosed by B3 S.A. – Brasil Bolsa Balcão, the daily factor of which is rounded off at the second decimal place, or, if extinguished, an equivalent rate which replaces it. “CEBARRA Holdback Amount” means R$1. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

7 “CEBARRA Leakage Amount” means the aggregate amount of Leakage with respect to CEBARRA during the Lockbox Period. “CELSE Working Capital Facility” means the WKF Facility (as defined in the Disclosure Letter) and each “Facility” and “Guarantee” and the “Subordination Agreement” as defined under the WKF Facility. “CELSEPAR Credit Agreement” means that certain Standby Guarantee and Credit Facility Agreement, dated as of April 12, 2018, entered by and among CELSEPAR, as borrower, GE Capital EFS Financing, Inc., as lender, and NFE Seller and Ebrasil Energia, collectively as sponsors (as the same may be amended, supplemented or modified in accordance with its terms), together with any other instrument related thereto, including the Fiduciary Assignment Agreement (Contrato de Cessão Fiduciária de Direitos Creditórios e Outras Avenças ), the Fiduciary Assignment of Subordinated Shareholder Loans Agreement (Contrato de Cessão Fiduciária de Empréstimos Subordinados e Outras Avenças) and the Share Pledge Agreement (Contrato de Alienação Fiduciária em Garantia). “CELSEPAR Credit Agreement Amortization Payments” means any amortization and cash interest payments made by CELSEPAR under the CELSEPAR Credit Agreement during the period beginning on the Lockbox Date and ending immediately prior to the Closing; provided that “CELSEPAR Credit Agreement Amortization Payments” shall exclude the aggregate amount of the Closing Debt Payment. “CELSEPAR Holdback Amount” means R$50,000,000. “CELSEPAR Leakage Amount” means the aggregate amount of Leakage with respect to CELSEPAR during the Lockbox Period. “CELSEPAR SHA” means the Shareholders’ Agreement, dated as of Marc h 16, 2018, originally by and among NFE Power Brasil Participações S.A. (f/k/a Golar Power Brasil Participações S.A.) and Ebrasil Energia, as parties thereto, and by CELSEPAR, as a consenting intervening party, as the same may be amended, supplemented or modified in accordance with its terms, as acceded to by NFE Seller on February 15, 2022. “Closing Debt Payment” means the aggregate amounts payable pursuant to the Payoff Letter. “Closing EPC Payment” means the aggregate remaining net amounts payable to the EPC Contractor by CELSE as of the Closing Date pursuant to the EPC Payment Agreement, provided that the amounts payable should be reduced by the amount of any credits, rebates, deductibles, payments-in-kind or any other amounts that reduce the total amounts payable to the EPC Contractor by CELSE pursuant to the EPC Payment Agreement. “Closing Purchase Price” means the Closing CEBARRA Purchase Price plus the Closing CELSEPAR Purchase Price. “Company Plan” means each employee benefit plan, program or arrangement that a Company or its Subsidiary maintains, sponsors or contributes to or with respect to which a Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

8 Company or its applicable Subsidiary has any material liability, other than any plan, program or arrangement sponsored, maintained or administered by a Governmental Entity. “Company Transaction Expenses” means, with respect to a Company or any of its Subsidiaries, to the extent such Company or any of its Subsidiaries is or may become liable therefor, whether payable prior to, at, or following the Closing, the aggregate amount of (a) all fees, costs, expenses and disbursements of attorneys, investment bankers, accountants and other professional advisors, in each case, in connection with the preparation and execution of the Transaction Documents and the consummation of the Transactions, (b) all sale, retention, severance, change of control or similar bonuses or payments payable to any current or former directors, officers, employees or other service providers of such Company or its Subsidiaries, in each case, that are contingent solely upon, or are triggered or accelerated solely by or in connection with, the consummation of the Transactions, and (c) all brokers’ and finders’ fees incurred by such Company or its Subsidiaries in connection with the Transactions. “Condition Event” means the time as of which satisfaction (or waiver by the applicable Party) of the conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) has occurred. “Confidentiality Agreement” means the confidentiality agreement, dated as of January 6, 2022, by and among NFE Power Brasil Participações S.A. (f/k/a Golar Power Brasil Participações S.A.), Ebrasil Eletricidade and Buyer. “Consent Fees and Expenses” means the aggregate amount of (a) fees paid by the Buyer or the Company to any third party prior to or contemporaneously with Closing in order to obtain such third party’s consent or approval to, or waiver of, a change of control or similar restriction set forth in any Material Contract or the Financing Documents with respect to the Transaction, in each case as required by Section 6.11, including, without limitation, consent solicitation fees that are paid to bondholders or third parties prior to or contemporaneously with the Closing to induce such third party to enter into any document in order to grant any such consent or waiver, in each case solely to the extent that the amount and payment of such fees have been approved in writing in advance by Sellers, together with (b) reasonable and documented out-of-pocket expenses actually incurred directly by Buyer in connection with obtaining the consents described in clause (a) of this defined term. “Contract” means any written agreement, contract, subcontract, lease, license, sublicense or other legally binding commitment or undertaking. “COVID-19” means the coronavirus disease that was first reported on or about December 31, 2019 and declared a ‘Public Health Emergency of International Concern’ by the World Health Organization on January 30, 2020, and any related epidemics, pandemics or disease outbreaks (including in relation to any strain thereof). “COVID-19 Measures” means any quarantine, shelter in place, stay at home, workforce reduction, social distancing, shut down, closure, sequester or any other Law, directive, policy, Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

9 guideline or recommendation by any Governmental Entity in connection with or in response to COVID-19. “DC Energia Corporate Reorganization” has the meaning set forth in the Ebrasil Seller-to- Buyer Indemnity Agreement. “DC Energia Reorganization Steps” means the DC Energia Corporate Reorganization steps set forth in the Ebrasil Seller-to-Buyer Indemnity Agreement. “Director and Officer Release” means a release, in form and substance reasonably acceptable to Sellers and excluding in any case fraud, bad faith and willful misconduct, by a Company or its applicable Subsidiary of (i) each of the directors that resign from the board of directors (or similar governing body) of such Company or its applicable Subsidiary as of the Closing and, to the extent applicable, (ii) each of the individuals that resign from the position of officer of such Company or its applicable Subsidiary as of the Closing, duly executed by such Company or applicable Subsidiary and effective as of the Closing. “Disclosure Schedules” means the disclosure schedules referred to in this Agreement and delivered pursuant to this Agreement (which include the “Schedules” referenced in Article 3, Article 4 and Article 5 and elsewhere in this Agreement and the Appendix A Disclosure Schedules). “Ebrasil Purchased Shares” means (i) in the event that the DC Energia Corporate Reorganization is consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, the DC Energia Shares; and (ii) in the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with Section 6.16, the Ebrasil CELSEPAR Shares and the Ebrasil CEBARRA Shares, as described in more detail in Schedule 3.3. “Ebrasil Seller-to-Buyer Indemnity Agreement” means that certain indemnity agreement, dated as of the date hereof, by and among the DC Energia Sellers, on the one hand, and Buyer, on the other hand, pursuant to which the DC Energia Sellers shall jointly and severally indemnify and hold harmless the Buyer Indemnifiable Parties for the matters set forth therein. “Ebrasil Seller to NFE Indemnity Agreement” means that certain indemnity agreement, dated as of the date hereof, by and among the DC Energia Sellers, on the one hand, and NFE Seller, on the other hand, pursuant to which the DC Energia Sellers shall jointly and severally indemnify and hold harmless NFE Seller and its Affiliates for the matters set forth therein. “Environmental Claims” means with respect to any Person, any claim, cause of action, suit, proceeding, investigation, notice, demand letter or subpoena by any other Person alleging potential liability (including potential liability for investigatory costs, cleanup or remediation costs, governmental or third party response costs, natural resource damages, property damage, personal injuries, fines or penalties) based on or resulting from (A) the presence or release of any Hazardous Materials at any location, whether or not owned or operated by such Person or any of its Subsidiaries or (B) any violation of any Environmental Law. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

10 “Environmental Laws” means all Laws applicable in Brazil concerning pollution or protection of the environment, including all those relating to the generation, handling, transportation, treatment, storage, disposal, distribution, discharge, release, control, or cleanup of any hazardous materials, substances or wastes, as such of the foregoing are enacted by a Brazilian Governmental Entity and in effect on or prior to the Closing Date. “Environmental Permits” means any Permits required under any Environmental Law. “EPC Payment Agreement” means that certain Deed of Amendment, Settlement and Release, dated as of July 2, 2021, by and among CELSE and General Electric Switzerland GmbH, General Electric International, Inc., GE Energia Térmica e Indústria Ltda. and GRID Solutions Transmissão de Energia Ltda. (collectively, “EPC Contractor”). “EPC Payment Agreement Payments” means any net payments made by CELSE under the EPC Payment Agreement (after taking into account any credits, rebates, deductibles, payments- in-kind or any other amounts that reduce the total amounts payable to the EPC Contractor by CELSE pursuant to the EPC Payment Agreement) during the period beginning on the Lockbox Date and ending immediately prior to the Closing; provided that “EPC Payment Agreement Payments” shall exclude the aggregate amount of the Closing EPC Payment. “Equity Interests” means, with respect to any Person, shares, quotas, partnership interests, limited liability company interests or any other equity interest in such Person or any rights or obligations to acquire any of the foregoing. “Final Additional CEBARRA Equity Amount” means the Additional CEBARRA Equity Amount as finally determined in accordance with Section 2.3. “Final Additional CELSEPAR Equity Amount” means the Additional CELSEPAR Equity Amount as finally determined in accordance with Section 2.3. “Final CEBARRA Leakage Amount” means the CEBARRA Leakage Amount as finally determined in accordance with Section 2.3. “Final CELSEPAR Leakage Amount” means the CELSEPAR Leakage Amount as finally determined in accordance with Section 2.3. “Financing Agreement” shall mean (i) a final and binding loan agreement (contrato de mútuo), facility agreement (contrato de abertura de crédito) or equivalent instrument entered into by Buyer as borrower and one or more Financing Sources as lenders or (ii) final and binding instruments required for the issuance of debt instrument such as debêntures, notas comerciais or other such securities (valores mobiliários), including in each case a placement agreement (contrato de colocação) entered into with Financing Sources having a firm placement guarantee (regime de garantia firme) and an indenture (escritura) or equivalent instrument with the terms and conditions of the financing; provided that, in each case, such agreements and instruments shall not have any conditions precedent that are not customary for transactions of this type in Brazil. “Financing Documents” means (a) the Common Terms Agreement (as defined in the Disclosure Schedules) and each “Financing Document” as defined under the Common Terms Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

11 Agreement, (b) the GE Facility Agreement (as defined in the Disclosure Schedules) and each “Standby Facility Document” as defined under the GE Facility Agreement, (c) the WKF Facility (as defined in the Disclosure Letter) and each “Facility” and “Guarantee” and the “Subordination Agreement” as defined under the WKF Facility and (d) the Itau Debenture Indenture (as defined in the Disclosure Letter) and each “Garantia” and “Documento da Emissão” as defined in the Itau Debenture Indenture. “Fraud” means, (i) with respect to any Seller, such Seller’s actual and intentional fraud with respect to the making of representations and warranties set forth in Article 3 or Article 4; provided, however, that such actual and intentional fraud shall only be deemed to exist if a Seller (in the case of a representation and warranty set forth in Article 3 or Article 4) makes a knowing and intentional misrepresentation of a material fact with the intent that Buyer rely on such fact, under circumstances that constitute fraud under applicable Brazilian Law; and (ii) with respect to Buyer, Buyer’s actual and intentional fraud with respect to the making of representations set forth in Article 5; provided, however, that such actual and intentional fraud shall only be deemed to exist if Buyer makes a knowing and international misrepresentation of a material fact with the intent that Sellers rely on such fact, under circumstances that constitute fraud under applicable Brazilian Law. “FSRU Bareboat Charter” means that certain Bareboat Charter Agreement, dated as of March 23, 2018, between the Disponent FSRU Owner and CELSE relating to the chartering of the FSRU. “FSRU Services Agreement” means that certain Operation and Services Agreement, dated as of March 23, 2018, between the FSRU Operator and CELSE relating to the operation of the FSRU. “Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For the avoidance of doubt, the Governing Documents of CELSEPAR include the CELSEPAR SHA. “Governmental Entity” means any domestic or foreign (a) federal, national, supranational, state, local, municipal, or other government, (b) governmental or quasi-governmental entity (to the extent that the rules, regulations or orders of such organization or authority have the force of applicable Law) of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising, or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature. “Governmental Official” means any officer or employee of a Governmental Entity or any department, agency or instrumentality thereof, including state-owned entities, or of a public organization or any person acting in an official capacity for or on behalf of any such Governmental Entity, department, agency, or instrumentality or on behalf of any such public organization. “Hazardous Material” means any chemicals, wastes, materials or substances defined as or included in the definition of “hazardous materials,” “hazardous wastes,” “hazardous substances,” “hazardous constituents,” “restricted hazardous materials,” “extremely hazardous substances,” Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

12 “toxic substances,” “contaminants,” “pollutants,” or “toxic pollutants,” or that are otherwise regulated pursuant to, or which could give rise to liability under applicable Environmental Law, including petroleum or petroleum by-products, friable asbestos, lead-based paint, polychlorinated biphenyls, per-and polyfluoroalkyl substances, radon gas, or toxic mold. “IFRS” means International Financial Reporting Standards (including accounting standards, international financial reporting standards and interpretations of such standards) issued by the International Accounting Standards Board and in effect for the accounting period ended on the Lockbox Date. “Indemnifiable Party” means a Seller Indemnifiable Party or a Buyer Indemnifiable Party, as applicable. “Indemnifying Party” means a Party with an indemnification obligation pursuant to Article 9. “Intellectual Property Rights” means all patents, patent applications, trademarks, service marks and trade names (including all goodwill associated therewith and all registrations and applications therefor), copyrights (including all registrations and applications therefor), Internet domain names, trade secrets, and other proprietary know-how, in each case, to the extent protectable by applicable Law. “Law” means any statute, law, ordinance, code, rule or regulation of any Governmental Entity, as each may be amended from time to time (including, for greater certainty, any COVID- 19 Measures). “Leakage” means, with respect to a Company, any of the following during the Lockbox Period (a) any dividends or distributions declared, paid or made or any return of capital by or on behalf of such Company or its Subsidiaries to a Seller or any of its Related Parties (other than the Companies or their respective Subsidiaries), (b) any payments made or agreed to be made, or the fair market value of any assets transferred or agreed to be transferred, by or on behalf of such Company or its Subsidiaries to or for the benefit of a Seller or any of its Related Parties, other than pursuant to the Contracts set forth on Schedule 1.1, (c) any liabilities assumed, or agreed to be assumed, indemnified or incurred (including under any guaranty, letter of credit, indemnity or similar credit support arrangement) by or on behalf of such Company or its Subsidiaries to or for the benefit of a Seller or any of its Related Parties, other than pursuant to the Contracts set forth on Schedule 1.1, (d) any waiver, release or forgiveness of any liability owed to such Company or its Subsidiaries by a Seller or any of its Related Parties (other than the Companies or their respective Subsidiaries), other than in connection with the repayment of the Shareholder Loans, and (e) any Company Transaction Expenses. “Leakage Amount” means the CEBARRA Leakage Amount or the CELSEPAR Leakage Amount, as applicable. “Lien” means any mortgage, pledge, security interest, encumbrance, lien, any usufruct (usufruto), fiduciary assignment (alienação fiduciária), caução, charge, hypothecation, deed of trust, easement, right of first refusal, option, restriction on transfer, defect in title or any other restriction Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

13 of a similar kind or any adverse right or interest or claim of similar nature in or on any asset, property or property interest. “Lockbox Date” means December 31, 2021. “Lockbox Period” means the period from (but excluding) the Lockbox Date through (and including) the Closing Date. “Material Adverse Effect” means a material adverse effect upon the financial condition, business, or results of operations of the Companies or their Subsidiaries, taken as a whole (after taking into account any coverage in respect thereof under existing insurance policies); provided, however, that none of the following (or the results thereof) shall be taken into account, either alone or in combination, in determining whether a Material Adverse Effect has occurred: (a) changes to general economic, banking, currency or capital market conditions, (b) any political conditions, including political instability or other calamity, crisis or emergency, acts of war, declared or undeclared, outbreaks or escalations of hostilities, or acts or threats of terrorism, ( c) changes in IFRS or similar accounting standards, (d) changes in any Laws including the interpretation or enforcement thereof, (e) any change, effect, fact, event, development, occurrence and/or condition that is generally applicable to the industries or markets in which the Companies operate, (f) the execution or performance of this Agreement, the consummation of the Transactions or the announcement of the Transactions (including by reason of the identity of Buyer) or any communication by Buyer or any of its Affiliates regarding their respective plans or intentions with respect to the business of the Companies, and including the impact thereof on relationships with customers, vendors, partners or employees, (g) any failure by the Companies to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of this Agreement (provided, however, that the underlying causes of such failure (subject to the other provisions of this definition) shall not be excluded by this clause (g)), (h) any action or omission pursuant to this Agreement or at the request of or with the prior written consent of Buyer or not taken because Buyer did not grant a consent hereunder, (i) hurricanes, earthquakes, storms, floods or other natural disasters, epidemics, pandemics, other outbreak s of illness (including COVID-19 and any COVID-19 Measures and all other actions taken in connection with, related to, or in respect of COVID-19 and/or resulting therefrom) or acts of God or (j) any matter involving the Companies which has been disclosed in the Disclosure Schedules; provided, further, that, with respect to a matter described in any of the foregoing clauses (a), (b), (c), (d), (e) and (i) such matter shall only be excluded to the extent that such matter does not have a disproportionate effect on the Companies and their Subsidiaries relative to other comparable entities operating in the industries and markets in which the Companies and their Subsidiaries operate. “Organizational Documents” means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the limited liability company operating agreement and the certificate of formation of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person; (f) any memorandum and articles of association of a company; (g) the articles of association of a company ; and (h) any amendment or supplement to any of the foregoing. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

14 “Payoff Letter” means, with respect to the CELSEPAR Credit Agreement, a customary payoff letter executed by the lenders (or their duly authorized agent or representative) thereunder, which states the aggregate indebtedness of CELSEPAR under the CELSEPAR Credit Agreement as of the date specified in such letter (together with a customary per diem for payment following such date) and the instructions for payment of the same to discharge such obligations under such indebtedness, which letter shall also state that, upon receipt of payment of such amount (together with the per diem, to the extent applicable) in cash in immediately available funds (a) all obligations and liabilities of CELSEPAR and Sellers under the CELSEPAR Credit Agreement (other than those liabilities that expressly survive the termination thereof) shall be satisfied and all commitments of each Seller and of CELSEPAR under the CELSEPAR Credit Agreement shall be terminated and (b) all Liens on the capital stock, property and assets of CELSEPAR securing such indebtedness shall be released and that CELSEPAR and Sellers and/or Buyer or any of its Affiliates are authorized to file such documents and instruments as are necessary to evidence such release. “Permit” means any license, franchise, permit, certificate, approval, authorization and registration from a Governmental Entity. “Permitted Leakage” means, with respect to a Company, (a) any payment made or agreed to be made or liability incurred in respect of any matter undertaken by or on behalf of such Company or its Subsidiaries at the written request or with the written consent of Buyer, (b) any payment made or agreed to be made by or on behalf of such Company pursuant to any Transaction Document or any Contract to be entered into pursuant to any Transaction Document, (c) any payment made or agreed to be made by or on behalf of such Company or its Subsidiaries in respect of costs reasonably and properly incurred by a Seller on an arm’s length basis and charged to or reimbursed by such Company or its Subsidiaries (including any costs and expenses of directors of such Company incurred in connection with the performance of their duties), (d) other than as expressly included in the definition of “Leakage” or as expressly contemplated in this definition of “Permitted Leakage”, any payment to a third party on an arms’ length basis in the ordinary course of business and not in connection with any of the Transactions, (e) any payment of base salaries, bonuses, benefits, costs or other compensation by such Company or its Subsidiaries to any officer, employee, consultant or other service provider of such Company or its Subsidiaries in the ordinary course of business and not in connection with any of the Transactions, (f) any amounts incurred or paid, or agreed to be paid or payable by a Company or its Subsidiaries to a Seller or any of its Affiliates pursuant to a Contract set forth on Schedule 1.1, (g) the Transmission Line Transfer, in case such Transmission Line Transfer is required to take place before Closing by applicable Law, (h) any payment of interest, principal, fees or expenses made pursuant to any of the Financing Documents, (i) any repayment of the Shareholder Loans, and (j) any Taxes payable by such Company or its Subsidiaries in connection with any of the foregoing matters referred to in clauses (a) through (h) above. “Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other Liens arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith, (b) Liens for Taxes, assessments or other governmental charges not yet due and payable as of the Closing Date or which are being contested in good faith, (c) encumbrances and restrictions on property (including easements, encroachments, covenants, conditions, rights of way and similar matters affecting title to real property and other title defects) Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

15 that do not adversely interfere with the Company’s present uses or occupancy of such property, (d) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the current use or occupancy of such real property or the operation of the business of the Company, (e) matters that would be disclosed by an accurate survey or inspection of real property, (f) any license or other grant of rights (including any covenant not to sue) with respect to any Intellectual Property Rights, (f) Liens under the Financing Documents, (g) Liens in connection with the consummation of the Transmission Line Transfer, and (h) Liens that, individually or in the aggregate, would not materially impair the use of the property subject to the Lien for the purposes for which it is held. “Person” means an individual, partnership, corporation, consortium, limited liability company, joint stock company, unincorporated organization or association, trust, estate, joint venture or other similar entity, whether or not a legal entity. “Purchased Shares” means the NFE Purchased Shares, as described in further detail in Schedule 3.3, together with the Ebrasil Purchased Shares. “Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any Real Property, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or property. “Representatives” means, with respect to any Person, such Person’s Affiliates and its and such Affiliates’ respective directors, officers, employees, accountants, consultants, advisors, attorneys, agents and other representatives. “Sanctions Authority” means the United Nations Security Council, any French government authority, the European Union (including each of its member states), the United Kingdom, Switzerland, the United States of America and the respective Governmental Entities of any of the foregoing, including the United States Department of the Treasury’s Office of Foreign Assets Control (OFAC), the United States Department of State, the United States Department of Commerce, Her Majesty’s Treasury of the United Kingdom, the Department for Business, Innovation and Skills and any other Governmental Entity which has jurisdiction over any Party. “Sanctioned Country” means any country or other territory that is, or which has a government that is, generally the subject of country-wide or territory-wide Sanctions prohibiting dealings with such government, country or territory. “Sanctioned Person” means any Person who is, or who is directly or indirectly owned or controlled (as such terms are defined by the relevant Sanctions Authority) by, a target of Sanctions, or with whom any United States, European Union, French or United Kingdom Person would be prohibited or restricted by Sanctions from engaging in trade, business or other commercial activities. “Sanctions” or “Sanction Laws” means any applicable economic, financial or trade sanctions, Laws or other restrictive measures (including any sanctions or measures relating to any Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

16 type of embargo) enacted, administered, imposed, enforced or publicly notified by any Sanctions Authority. “Sellers’ Fundamental Representations” means (i) in the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, the representations and warranties set forth in Section 3.1 (Organization), Section 3.2 (Authority), Section 3.3 (Purchased Shares), Section 3.7 (Anti-Money Laundering Compliance and Sanctions), Section 4.1 (Organization andQualification) and Section 4.16 (Anti-Corruption); and (ii) in the event that the DC Energia Corporate Reorganization is consummated on or before the Limit Date in accordance with Section 6.16, (a) the representations and warranties set forth in Section 3.1 (Organization), Section 3.2 (Authority), Section 3.3 (Purchased Shares), Section 3.7 (Anti-Money Laundering Complianceand Sanctions), Section 4.1 (Organization and Qualification) and Section 4.16 (Anti-Corruption), with respect to the NFE Seller and (b) the representations and warranties set forth in Section 4.1 (Organization and Qualification) and Section 4.16 (Anti-Corruption), and Section A.1 (Authority), Section A.2 (Purchased Shares) and Section A.6 (Anti-Money Laundering Compliance and Sanctions) of Appendix A, with respect to each DC Energia Seller. “Shareholder Loans” means the shareholder loans disclosed in items 5 through 8 of the “CELSEPAR” section of Schedule 4.17. “Subsidiary” means, with respect to any Person, any other Person of which more than fifty percent (50%) of the outstanding Equity Interests having the power to vote for the election of directors, managers or other members of the governing body of such Person are owne d or controlled, directly or indirectly, by such first Person or one or more of its Subsidiaries. “Tax” means any Brazilian or international taxes, contributions or charges imposed by or to be paid pursuant to any Law to any Governmental Entity, including those in connection with income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, value added, good and services, harmonized sales, excise, natural resources, severance, stamp, occupation, windfall profits, environmental, real property, personal property, capital stock, unemployment, disability, payroll, license, employee or other withholding tax, including in each case any interest, penalties or addition thereto. “Tax Return” means any return, declaration, affidavit, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, in each case required to be filed with a Governm ental Entity. “Transaction Documents” means this Agreement, the Ancillary Documents and all other documents delivered or required to be delivered by any Party at the Closing pursuant to this Agreement. “Transactions” means the transactions contemplated by this Agreement and the Ancillary Documents. “Withholding Tax Calculation Statement” means the statement from NFE Seller describing its calculation of the applicable Brazilian Withholding Tax that is expected to be due at the time Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

17 of payment of the NFE CEBARRA Closing Purchase Price Installment and of the NFE CELSEPAR Closing Purchase Price Installment, which applicable amount of the Brazilian Withholding Tax shall be based upon, and substantiated by, reasonable supporting documentation and information provided by NFE Seller to Buyer. Section 1.2 Defined Terms. Each term set forth in the table below is defined in the section of the Agreement set forth opposite such term: Defined Term Section Reference Accounting Firm Section 2.3(c) Acquiror Section 2.5(g) Acquisition Transaction Section 6.6 Agreement Preamble Ancillary Documents Section 3.2 Andrea Preamble Antitrust Approvals Section 5.3 Arbitral Tribunal Section 10.14(a) Approving Shareholders Recitals Balance Dispatch Earn-out Amount Section 2.5(a)(i) Bankruptcy Exception Section 3.2 Basket Section 9.4(d) Buyer Preamble Buyer Antitrust Approvals Section 5.3 Buyer CEBARRA Adjustment Amount Section 2.3(e)(i) Buyer CELSEPAR Adjustment Amount Section 2.3(e)(iii) Buyer Indemnifiable Parties Section 9.1 Buyer’s Termination Fee Section 8.2(b) CEBARRA Recitals CEBARRA Balance Sheet Section 4.3 CEBARRA Shares Recitals CELSEPAR Recitals CELSEPAR Financial Statements Section 4.3 CELSEPAR Shares Recitals Chamber Section 10.14 Closing Section 2.1(a) Closing Date Section 2.1(a) Closing Interest Section 2.2(a)(iii) Closing Interest Rate Section 2.2(a)(iii) Closing CEBARRA Purchase Price Section 2.2(a)(i) Closing CELSEPAR Purchase Price Section 2.2(a)(ii) CNPJ Preamble Company and/or Companies Recitals Company Financial Statements Section 4.3 Credit Support Release Documents Section 7.3(c) De Minimis Threshold Section 9.4(c) Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

18 Defined Term Section Reference DC Energia Recitals DC Energia Seller Preamble DC Energia Sellers’ Representative Preamble DC Energia Shares Recitals Diogo Preamble Dionon Preamble Direct Claim Section 9.5(a) Direct Claim Notice Section 9.5(a)(i) Dispatch Earn-out Payment Amount Section 2.5(c)(ii) Dispatch Earn-out Period Section 2.5(a)(ii) Dispatch Earn-out Statement Section 2.5(b) Disponent FSRU Owner Recitals Dispute Section 10.14 Disputed Items Section 2.3(c) Ebrasil CEBARRA Shares Recitals Ebrasil CELSEPAR Shares Recitals Ebrasil Eletricidade Preamble Ebrasil Proceeds Allocation Proportions Section 1.1 Edison Preamble Effective Yearly Earnout Amount Section 2.5(a)(iii) Effective Yearly Out of Merit Amount Section 2.5(a)(iv) Entitled Real Property Section 4.12(b) EPC Contractor Definition of “EPC Payment Agreement” Exchange Rate Section 2.4(a) Exclusivity Period Section 6.6 Final CEBARRA Purchase Price Section 2.3(a) Final CELSEPAR Purchase Price Section 2.3(a) FSRU Recitals FSRU Operator Recitals Funding Confirmation Section 6.15(a) Gas Pipeline Recitals Guilherme Preamble Incremental Target Out of Merit Amount Section 2.5(c)(i) IPCA Indexation Section 2.5(a)(v) Financing Section 6.15(a) Financing Period Section 6.15(a) Financing Sources Section 6.15(a) José Preamble Josimary Preamble Long-Stop Date Section 8.1(d) Loss Section 9.4(a) Lucas Preamble Marcelo Preamble Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

19 Defined Term Section Reference Material Contract Section 4.14(a) Maximum Dispatch Earn-out Amount Section 2.5(a)(vi) Mooring System Recitals NFE CEBARRA Closing Purchase Price Installment Section 2.2(e)(ii) NFE CEBARRA Shares Recitals NFE CELSEPAR Closing Purchase Price Installment Section 2.2(e)(ii) NFE CELSEPAR Shares Recitals NFE Seller Preamble Non-Recourse Parties Section 10.17 Objections Statement Section 2.3(c) Owned Real Property Section 4.12(c) Party and/or Parties Preamble Plant Recitals Preliminary Post-Closing Statement Section 2.3(b) Privileged Communications Section 10.19 Project Recitals Proof of Funds Section 6.15(a) Rafael Preamble Real Property Entitlements Section 4.12(b) Registered FSRU Owner Recitals Remaining Disputed Item Section 2.3(c) Response to Third Party’s Claim Section 9.5(b)(ii) Required Additional Approvals Section 7.1(b) Required Funding Amount Section 6.15(a) Review Period Section 2.3(c) Rules Section 10.14 SAPURA Claim Credit Section 9.3(a) SAPURA Claim Potential Credit Section 9.3(a) Seller and/or Sellers Preamble Seller Antitrust Approvals Section 3.4(a) Seller CEBARRA Adjustment Amount Section 2.3(e)(ii) Seller CELSEPAR Adjustment Amount Section 2.3(e)(iv) Seller’s Indemnifiable Parties Section 9.2 Sellers’ Closing Statement Section 2.2(c) Sellers’ Termination Fee Section 8.2(c) Settlement Date Section 2.3(e) Survival Period Section 9.4(f) Taciane Preamble Target Yearly Out of Merit Amount Section 2.5(vii) Thiago Preamble Third Party Claim Response Period Section 9.5(b)(ii) Third Party Consents Section 6.11(a) Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

20 Defined Term Section Reference Third Party’s Claim Section 9.5(b) Third Party’s Claim Notice Section 9.5(b)(i) Transmission Line Recitals Transmission Line Transfer Recitals Update Section 6.9 Victor Preamble Viviane Preamble Voting Commitments Recitals Washington Preamble ARTICLE 2 PURCHASE OF PURCHASED SHARES Section 2.1 Closing; Closing Date. (a) The closing of the Transactions (the “Closing”) shall take place at the offices of Milbank LLP, Avenida Brigadeiro Faria Lima, 4100, 5 th Floor, São Paulo, SP, 04538- 132, or at such other place, time or date as the Parties hereto may agree in writing, at 10:00 a.m., Eastern time, on the later of (i) the tenth (10th) Business Day after the Condition Event and (ii) October 3rd, 2022, unless another time or date is agreed to in writing by the Parties. The “ Closing Date” shall be the date on which the Closing is consummated. The Closing shall be effective for all purposes at 12:00 a.m. Eastern time on the Closing Date. (b) At the Closing, upon the terms and subject to the conditions set forth in this Agreement, Sellers shall sell, transfer and assign to Buyer, free and clear of all Liens (other than restrictions under the Financing Documents (excluding the CELSEPAR Credit Agreement)), and Buyer shall purchase from Sellers, the Purchased Shares. For the avoidance of doubt, the Purchased Shares shall also encompass any and all shares issued by the Compa nies until the Closing Date as a result of an Additional CEBARRA Equity Amount and/or an Additional CELSEPAR Equity Amount, so that at Closing Buyer becomes the sole and exclusive owner of the total issued share capital of each of the Companies. (c) The transfer and assignment of the title over the NFE Purchased Shares from NFE Seller to Buyer shall be concluded by (i) recording the transfers in each Company’s shares transfers registry book (livro de transferência de ações nominativas) and execution, on the Closing Date, by NFE Seller and Buyer of the applicable transfer terms (termos de transferência) and (ii) making the corresponding entries in each Company’s shares registry book (livro de registro de ações nominativas). (d) In the event that the DC Energia Corporate Reorganization is consummated on or before the Limit Date in accordance with Section 6.16, the transfer and assignment of the title over the DC Energia Sellers Purchased Shares from DC Energia Sellers to Buyer shall be concluded by (a) recording the transfers in DC Energia shares transfers registry book (livro de transferência de ações nominativas) and execution, on the Closing Date, by each DC Energia Seller and Buyer of the applicable transfer terms (termos de transferência) and (b) making the Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

21 corresponding entries in DC Energia’s shares registry book (livro de registro de ações nominativas). (e) In the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with Section 6.16, the transfer and assignment of the title over the Ebrasil Purchased Shares (which shall then be the Ebrasil CELSEPAR Shares and the Ebrasil CEBARRA Shares) from Ebrasil Energia (which shall then be sole DC Energia Seller) to Buyer shall be concluded by (i) recording the transfers in each Company’s shares transfers registry book (livro de transferência de ações nominativas) and execution, on the Closing Date, by Ebrasil Energia and Buyer of the applicable transfer terms (termos de transferência) and (ii) making the corresponding entries in each Company’s shares registry book (livro de registro de ações nominativas). Section 2.2 Purchase Price; Closing Deliverables. (a) The aggregate purchase price to be paid by Buyer for the Purchased Shares shall be equal to the Closing CEBARRA Purchase Price, plus the Closing CELSEPAR Purchase Price, regardless of whether Buyer acquires the DC Energia Shares as a result of the DC Energia Corporate Reorganization having been consummated on or before the Limit Date in accordance with the DC Energia Reorganization. As used herein: (i) “Closing CEBARRA Purchase Price” means (A) the Base CEBARRA Purchase Price, plus (B) the Additional CEBARRA Equity Amount, if any, minus (C) the CEBARRA Leakage Amount, if any, plus (D) the applicable Closing Interest; (ii) “Closing CELSEPAR Purchase Price” means (A) the Base CELSEPAR Purchase Price, plus (B) the Additional CELSEPAR Equity Amount, if any, minus (C) the CELSEPAR Leakage Amount, if any, minus (D) the Closing Debt Payment, minus (E) the Closing EPC Payment, plus (F) the applicable Closing Interest, minus (G) the Consent Fees and Expenses, if any, minus (H) the CELSEPAR Credit Agreement Amortization Payments, if any, minus (I) the EPC Payment Agreement Payments, if any; and (iii) “Closing Interest” means, with respect to the Closing CEBARRA Purchase Price and the Closing CELSEPAR Purchase Price, as applicable, an aggregate amount equal to (x) the interest accrued on the Base CEBARRA Purchase Price or the Base CELSEPAR Purchase Price, as applicable, at a rate equal to the CDI Index on the Closing Date, plus 1.00% (the “Closing Interest Rate”) per annum computed on the basis of a two hundred and fifty two (252) business days year and the actual number of days elapsed from (but not including) the Lockbox Date and to (and including) the Closing Date, plus (y) the interest accrued on the applicable Additional Equity Amount at a rate equal to the Closing Interest Rate per annum computed on the basis of a two hundred and fifty two (252) business days year and the actual number of days elapsed from (but not including) the date each such Additional Equity Amounts are contributed to the applicable Company by Sellers (or in the case of the Additional Cebarra Equity Amount, by Sellers or NFE Power Brasil 2 Participações S.A.) and to (and including) the Closing Date, minus (z) the interest accrued on any applicable Leakage Amount at a rate equal to the Closing Interest Rate per annum computed on the basis of a two hundred and fifty two (252) business days year and the actual number of days elapsed from (but not including) the date that Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

22 the relevant Leakage occurred and to (and including) the Closing Date; provided that with respect to the CELSEPAR Holdback Amount and the CEBARRA Holdback Amount, Closing Interest shall be computed from (and including) the Lockbox Date to (and including) the date on which such amount is paid to Sellers. (b) On the fifth Business Day of each month, Sellers shall prepare and deliver to Buyer a statement (each, a “Sellers’ Interim Statement”) setting forth Sellers’ calculation of the following items, in each case, as calculated during the time period commencing from the Lockbox Date until (and including) the last day of the previous month: (i) the Additional Equity Amount for each of CEBARRA and CELSEPAR, if any, (ii) the Leakage Amount for each of CEBARRA and CELSEPAR, if any, and (iii) the Permitted Leakage for each of CEBARRA and CELSEPAR, if any. Each such Sellers’ Interim Statement shall be accompanied by reasonable supporting documentation sufficient to allow Buyer and its Representatives to verify the information contained in the Sellers’ Interim Statement. Buyer hereby acknowledges and agrees that Sellers are agreeing to provide such Sellers’ Interim Statements for informational purposes only, and that such Sellers’ Interim Statements shall not impact in any way Buyer’s obligations to consummate the Transactions pursuant to the terms of this Agreement. Sellers hereby acknowledge and agree that Buyer’s receipt of Sellers’ Interim Statements shall not in any way whatsoever be deemed or construed as Buyer’s acceptance of their content. (c) At least five (5) Business Days prior to the Closing Date, Sellers shall prepare and deliver to Buyer a statement (the “Sellers’ Closing Statement”) setting forth Sellers’ calculation of (i) the Additional Equity Amount for each of CEBARRA and CELSEPAR, if any, (ii) the Leakage Amount for each of CEBARRA and CELSEPAR, if any, (iii) the Permitted Leakage for each of CEBARRA and CELSEPAR, if any, and (iv) the Closing CEBARRA Purchase Price and the Closing CELSEPAR Purchase Price, and reasonable supporting documentation sufficient to allow Buyer and its Representatives to verify each of the foregoing. (d) It is expressly understood and agreed by Buyer that Buyer may not refuse to proceed with Closing because it does not agree with an amount set out in the Sellers’ Closing Statement. (e) At the Closing, Buyer shall pay or deliver, or cause to be paid or delivered, the following (it being understood that all payments hereunder to the DC Energia Sellers shall be made in cash by wire transfer of immediately available funds and all payments hereunder to the NFE Seller shall be made in cash by wire transfer in the applicable denominations set forth in Section 2.4(a)): (i) to Sellers, a certificate of an authorized officer of Buyer, dated as of the Closing Date, to the effect that the conditions specified in Section 7.3(a) and Section 7.3(b) have been satisfied; (ii) to NFE Seller, such Seller’s Allocable Portion of (a) the amount equal to the Closing CEBARRA Purchase Price minus the CEBARRA Holdback Amount (which shall remain withheld by Buyer until the Final CEBARRA Purchase Price is finally determined pursuant to Section 2.3) (“NFE CEBARRA Closing Purchase Price Installment”), minus any Brazilian Withholding Tax, IOF Tax (Imposto sobre Operações Financeiras) levied on the Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

23 conversion of BRL into USD and on the applicable international wire transfer of funds, costs, fees and expenses withheld or paid by Buyer in accordance with Section 2.4(a) and (b) the amount equal to Closing CELSEPAR Purchase Price minus the CELSEPAR Holdback Amount (which shall remain withheld by Buyer until the Final CELSEPAR Purchase Price is finally determined pursuant to Section 2.3) (“NFE CELSEPAR Closing Purchase Price Installment”) minus any Brazilian Withholding Tax, IOF Tax (Imposto sobre Operações Financeiras) levied on the conversion of BRL into USD and on the applicable international wire transfer of funds, costs, fees and expenses withheld or paid by Buyer in accordance with Section 2.4(a), to an account or accounts specified by NFE Seller to Buyer prior to the Closing, in respect of NFE Purchased Shares; (iii) to DC Energia Sellers (or, in the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with Section 6.16, to Ebrasil Energia), each such Seller’s Allocable Portion pursuant to the Ebrasil Proceeds Allocation Proportions of (a) the amount equal to the Closing CEBARRA Purchase Price minus the CEBARRA Holdback Amount (which shall remain withheld by Buyer until the Final CEBARRA Purchase Price is finally determined pursuant to Section 2.3) and (b) the amount equal to Closing CELSEPAR Purchase Price minus the CELSEPAR Holdback Amount (which shall remain withheld by Buyer until the Final CELSEPAR Purchase Price is finally determined pursuant to Section 2.3), to an account or accounts specified by DC Energia Sellers’ Representative to Buyer prior to the Closing, in respect of Ebrasil Purchased Shares; (iv) the Closing Debt Payment, on behalf of CELSEPAR, in accordance with the provisions of the Payoff Letter (or, if no wire transfer instructions are specified therein, otherwise in accordance with the payment instructions in the Payoff Letter and the CELSEPAR Credit Agreement); (v) the transfer terms (termos de transferência) in respect of the Purchased Shares, duly executed by Buyer; (vi) in the event that the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, the transfer terms (termos de transferência) in respect of the DC Energia Energia Shares, duly executed by Buyer; or, if the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, the transfer terms (termos de transferência) in respect of the Ebrasil CEBARRA Shares and of the Ebrasil CELSEPAR Shares, duly executed by Buyer; (vii) to Sellers, copies of each of the Credit Support Release Documents, duly executed by an authorized signatory by each of the parties thereto; (viii) the Closing EPC Payment, on behalf of CELSE, in accordance with the provisions of the EPC Payment Agreement. The amount of the Closing EPC Payment shall be informed by Sellers to Buyer at least five (5) Business Days prior to the Closing Date; and (ix) to Sellers, the Director and Officer Release, duly executed by an authorized signatory of each of the applicable Companies and each of their applicable Subsidiaries. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

24 (f) At the Closing, Sellers (or the applicable Seller) shall deliver, or cause to be delivered to Buyer the following: (i) a certificate of an authorized officer of such Seller, dated as of the Closing Date, to the effect that the conditions specified in Section 7.2(a) and Section 7.2(b) have been satisfied with respect to such Seller; (ii) the Payoff Letter, duly executed by the lenders under the CELSEPAR Credit Agreement; (iii) the transfer terms (termos de transferência) in respect of the NFE Purchased Shares, duly executed by NFE Seller; (iv) in the event that the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, the transfer terms (termos de transferência) in respect of the DC Energia Shares, duly executed by each applicable DC Energia Seller; or, in the event that the DC Enregia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, the transfer terms (termos de transferência) in respect of the Ebrasil CEBARRA Shares and of the Ebrasil CELSEPAR Shares, duly executed by Ebrasil Energia; (v) evidence of (i) the recordation of the transfer of the NFE Purchased Shares in the applicable Company’s shares transfers registry book (livro de transferência de ações nominativas) and (ii) the corresponding entries in the applicable Company’s shares registry book (livro de registro de ações nominativas); (vi) in the event that the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, evidence of (i) the recordation of the transfer of the DC Energia Shares in DC Energia’s shares transfers registry book (livro de transferência de ações nominativas) and (ii) the corresponding entries in DC Energia’s applicable Company’s shares registry book (livro de registro de ações nominativas); or, in the event that the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, evidence of (i) the recordation of the transfer of the Ebrasil CEBARRA Shares and of the Ebrasil CELSEPAR Shares in the applicable Company’s shares transfers registry book (livro de transferência de ações nominativas) and (ii) the corresponding entries in the applicable Company’s shares registry book (livro de registro de ações nominativas); (vii) CELSE’s shares registry book (livro de registro de ações nominativas) evidencing that the totality of CELSE’s shares is owned by CELSEPAR, free and clear of any Liens (other than Liens under the Financing Documents); (viii) written termination of the CELSEPAR SHA, effective as of the Closing, duly executed by an authorized representative of each Seller and of CELSEPAR and evidence that such termination has been registered in CELSEPAR’s shares registry book (livro de registro de ações nominativas); Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

25 (ix) written resignations and release letters in the form attached hereto as Exhibit A of (a) each of the directors appointed to the board of directors (or similar governing body) and (b) each of the officers that Buyer, in its sole discretion, requests to resign through a notice served to Sellers no later than five (5) Business Days prior to the Closing Date, in both cases in relation to each Company and each of their respective Subsidiaries; (x) powers-of-attorney granted by each Company and respective Subsidiaries to the individuals indicated by Buyer, in the form attached hereto as Exhibit B, with powers to: (i) operate, open and close bank accounts, (ii) represent the Company or Subsidiary before Governmental Entities, (iii) manage affairs of the Company and Subsidiary, and (iv) practice judicial and extrajudicial acts (ad judicia et extra); and (xi) a Seller indemnity guarantee in the form attached hereto as Exhibit C, duly executed by the Affiliate of each Seller that is party thereto, which, for the avoidance of doubt, shall be independent from each other, and shall guarantee the indemnity obligations provided thereunder that have been undertaken by each such Seller, individually and with respect to such Seller’s Allocable Portion. Section 2.3 Purchase Price Adjustments. (a) As used herein: (i) “Final CEBARRA Purchase Price” means (A) the Base CEBARRA Purchase Price, plus (B) the Final Additional CEBARRA Equity Amount, if any, minus (C) the Final CEBARRA Leakage Amount, if any, plus (D) the applicable Closing Interest, minus (E) Consent Fees and Expenses, if any, in each case as finally determined pursuant to this Section 2.3. (ii) “Final CELSEPAR Purchase Price” means (A) the Base CELSEPAR Purchase Price plus (B) the Final Additional CELSEPAR Equity Amount, if any, minus (C) the Final CELSEPAR Leakage Amount, if any, minus (D) the Closing Debt Payment, minus (E) the Closing EPC Payment, plus (F) the applicable Closing Interest, minus (G) Consent Fees and Expenses, if any, minus (H) the CELSEPAR Credit Agreement Amortization Payments, if any, minus (I) the EPC Payment Agreement Payments, if any, in each case as finally determined pursuant to this Section 2.3. (b) After the Closing, Buyer shall have one hundred twenty (120) days to deliver to Sellers a statement (the “Preliminary Post-Closing Statement”) that shall set out Buyer’s calculation of the Final CEBARRA Purchase Price and the Final CELSEPAR Purchase Price, quantifying each component listed in Section 2.3(a) and any applicable adjustment to the Sellers’ Closing Statement, together with reasonable documentation sufficient to allow Sellers and their Representatives to verify each of the foregoing and such other documentation as Sellers may reasonably request. If Buyer does not deliver a Preliminary Post-Closing Statement on or prior to the one hundred twentieth (120th) day after the Closing, then the Sellers’ Closing Statement shall become final and binding upon the Parties and Buyer shall release and pay to each Seller an amount equal to such Seller’s Allocable Portion of the CEBARRA Holdback Amount and of the CELSEPAR Holdback Amount plus the Closing Interest applicable thereto. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

26 (c) Sellers shall have thirty (30) days following its receipt of the Preliminary Post-Closing Statement (the “Review Period”) to review the Preliminary Post-Closing Statement and to provide Buyer a written statement specifying any objections to any items thereto (“ Disputed Items”) in reasonable detail (an “Objections Statement”), together with reasonable documentation sufficient to allow Buyer and its Representatives to verify each of the objection s through reasonable efforts. During the Review Period, Sellers and their Representatives shall have reasonable access to the personnel of, and work papers prepared by, Buyer and/or Buyer’s Representatives to the extent that they relate to the Preliminary Post-Closing Statement and to such historical information relating to the Preliminary Post-Closing Statement as Sellers may reasonably request for the purpose of reviewing the Preliminary Post-Closing Statement and preparing an Objections Statement. If Sellers deliver an Objections Statement on or prior to the last day of the Review Period, then the Parties shall negotiate in good faith for ten (10) Business Days following Buyer’s receipt of such Objections Statement to resolve the Disputed Items. Any Disputed Item that the Parties are unable to resolve in writing during such ten (10)-Business Day period is referred to as a “Remaining Disputed Item”. After such ten (10)-Business Day period, any matter set forth in the Preliminary Post-Closing Statement that is not a Remaining Disputed Item shall become final and binding upon the Parties. If the Parties are unable to resolve all Disputed Items in writing during such ten (10)- Business Day period, then any Remaining Disputed Items, and only such Remaining Disputed Items, shall be submitted to Ernst & Young Global Limited or an Affiliate thereof, or, in the event Ernst & Young Global Limited or the Affiliate thereof declines to accept engagement hereunder, such other nationally recognized certified public accounting firm as is reasonably acceptable to the Parties (the “ Accounting Firm”) for final resolution in accordance with the terms set forth in Section 2.3(d). (d) The Parties shall instruct the Accounting Firm to make a final determination with respect to all Remaining Disputed Items as soon as practicable and in any event within thirty (30) days after its retention. The Parties shall promptly execute a customary engagement letter and shall reasonably cooperate with the Accounting Firm during the term of its engagement; provided, that neither Party nor any of its Affiliates or Representatives shall have any ex parte communications or meetings with the Accounting Firm regarding the subject matter hereof. The Parties shall also instruct the Accounting Firm to, and the Accounting Firm shall, consider only the Remaining Disputed Items and, in resolving any such Remaining Disputed Items, the Accounting Firm may not assign a value thereto greater than the greatest value for any such Remaining Disputed Item claimed by either Party or less than the smallest value for any such Remaining Disputed Item claimed by either Party (as set forth on the Preliminary Post-Closing Statement or Objections Statement, as applicable). The final determination of the Accounting Firm with respect to the Remaining Disputed Items shall be based solely on written materials submitted by the Parties and in accordance with this Agreement (i.e., not on the basis of an independent review), with the Accounting Firm acting only as an expert and not as an arbitrator. Such determination by the Accounting Firm shall be final, conclusive and binding upon the Parties and shall not be subject to appeal or further review. The fees and expenses of the Accounting Firm shall be allocated between Buyer, on the one hand, and the Sellers, on the other hand, based upon the percentage by which the portion of the contested amount not awarded to each of Buyer and the Sellers bears to the amount actually contested by such Party. For example, if the Sellers claim that the appropriate adjustments are R$1,000 greater than the amount determined by Buyer and if the Accounting Firm ultimately resolves the dispute by awarding to the Sellers R$300 of the R$1,000 Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

27 contested, then the fees, costs and expenses of the Accounting Firm will be allocated 30% (i.e., 300 ÷ 1,000) to Buyer and 70% (i.e., 700 ÷ 1,000) to the Sellers. (e) After the Final CEBARRA Purchase Price and the Final CELSEPAR Purchase Price are finally determined pursuant to this Section 2.3 (the date of such final determination, the “Settlement Date”): (i) If the Final CEBARRA Purchase Price, as finally determined pursuant to this Section 2.3, is less than the Closing CEBARRA Purchase Price (such shortfall, the “Buyer CEBARRA Adjustment Amount”), then Buyer shall, within five (5) Business Days after the Settlement Date, pay to each Seller an amount equal to (A) such Seller’s Allocable Portion of the CEBARRA Holdback Amount minus (B) such Seller’s Allocable Portion of Buyer CEBARRA Adjustment Amount; provided, however, that if Buyer CEBARRA Adjustment Amount is greater than the CEBARRA Holdback Amount, then Buyer shall retain the CEBARRA Holdback Amount as payment of the corresponding portion of Buyer CEBARRA Adjustment Amount, and each Seller shall, within five (5) Business Days after the Settlement Date, pay to Buyer an amount equal to such Seller’s Allocable Portion of the amount by which Buyer CEBARRA Adjustment Amount exceeds the CEBARRA Holdback Amount. (ii) If the Final CEBARRA Purchase Price, as finally determined pursuant to this Section 2.3, is greater than the Closing CEBARRA Purchase Price (such excess, the “Seller CEBARRA Adjustment Amount”), then Buyer shall, within five (5) Business Days after the Settlement Date, pay to each Seller an amount equal to (A) such Seller’s Allocable Portion of the CEBARRA Holdback Amount plus the amount of Closing Interest applicable thereto plus (B) such Seller’s Allocable Portion of the Seller CEBARRA Adjustment Amount. (iii) If the Final CELSEPAR Purchase Price, as finally determined pursuant to this Section 2.3, is less than the Closing CELSEPAR Purchase Price (such shortfall, the “Buyer CELSEPAR Adjustment Amount”), then Buyer shall, within five (5) Business Days after the Settlement Date, pay to each Seller an amount equal to (A) such Seller’s Allocable Portion of the CELSEPAR Holdback Amount minus (B) such Seller’s Allocable Portion of Buyer CELSEPAR Adjustment Amount, provided, however, that if Buyer CELSEPAR Adjustment Amount is greater than the CELSEPAR Holdback Amount, then Buyer shall retain the CELSEPAR Holdback Amount as payment of the corresponding portion of Buyer CELSEPAR Adjustment Amount, and each Seller shall, within five (5) Business Daysafter the Settlement Date, pay to Buyer an amount equal to such Seller’s Allocable Portion of the amount by which Buyer CELSEPAR Adjustment Amount exceeds the CELSEPAR Holdback Amount. (iv) If the Final CELSEPAR Purchase Price, as finally determined pursuant to this Section 2.3, is greater than the Closing CELSEPAR Purchase Price (such excess, the “Seller CELSEPAR Adjustment Amount”), then Buyer shall, within five (5) Business Days after the Settlement Date, pay to each Seller (A) such Seller’s Allocable Portion of the CELSEPAR Holdback Amount plus the amount of Closing Interest applicable thereto plus (B) an amount equal to such Seller’s Allocable Portion of the Seller CELSEPAR Adjustment Amount. (v) Any payment to be made pursuant to this Section 2.3(e) shall (A) be treated by the Parties for applicable Tax purposes as adjustments to the Final CEBARRA Purchase Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

28 Price or Final CELSEPAR Purchase Price, as applicable, paid for the Purchased Shares (unless otherwise required by applicable Law), (B) be made with the addition of accrued interest thereon at the Closing Interest Rate per annum computed on the basis of a two hundred and fifty two (252) business days year and the actual number of days elapsed from (and including) the Closing Date and to (and including) the date on which such amount is actually paid, (C) be made with the deduction of any Taxes costs, fees and expenses withheld or paid by Buyer in accordance with Section 2.6, in relation to NFE Seller’s Allocable Portion, and (D) be made by wire transfer of immediately available funds to, as applicable, the account(s) designated in writing by Buyer or Sellers, as applicable, prior to such payment. (f) The process set forth in this Section 2.3 shall be the sole and exclusive remedy of the Parties against one another with respect to any disputes arising out of or relating to the adjustments pursuant to this Section 2.3. Section 2.4 Tax Allocation; Withholding. (a) Except as set forth in this Agreement, any Taxes arising in connection with this Agreement shall be borne by the Parties as provided for by applicable Law, except for the IOF Tax as provided below, which shall be borne by NFE Seller. For the avoidance of doubt, Buyer shall pay to Sellers all amounts due under this Agreement and, to the extent withholding Taxes apply over such payments, be they in cash or in kind, such Taxes shall be borne by the applicable responsible Party, in accordance with the applicable Law. NFE Seller shall bear any Brazilian income tax, if any, realized by it in connection with the Agreement. Notwithstanding the foregoing, the Parties hereby agree that any and all costs, fees and expenses in connection with or arising from the payment of any amounts due by Buyer to NFE Seller pursuant to this Agreement, including, without limitation (i) any IOF Tax (Imposto sobre Operações Financeiras) levied on the conversion of BRL into USD and on the applicable international wire transfer of funds and (ii) any banking fees, costs and expenses related thereto, shall be borne exclusively by NFE Seller. NFE Seller and Buyer further agree to that any payment required to be made to NFE Seller by Buyer shall be converted from BRL into USD according to the Dolar EUA PTAX Compra foreign exchange rate published by the Brazilian Central Bank on its website (https://www.bcb.gov.br/en) on closing of business of the second Business Day immediately preceding the relevant payment date (“Exchange Rate”). The foreign exchange agreement regarding the conversion of the relevant payment and the relevant foreign exchange transaction shall be executed by a top tier commercial bank mutually agreed by NFE Seller and Buyer. (b) The Parties acknowledge and agree that Brazilian Law No. 10,833 of December 29, 2003, as amended, requires that Buyer withholds and pays on behalf of NFE Seller, as applicable, the amount of the Brazilian Withholding Tax levied on the sale of the Purchased Shares by the NFE Seller. In view of the foregoing: (i) Within thirty (30) days following the date hereof, NFE Seller shall deliver to Buyer an estimated Withholding Tax Calculation Statement based on the facts and circumstances as in existence at the time such statement is delivered. The NFE Seller may, no later than five (5) Business Days prior to the Closing Date, deliver to Buyer an updated Withholding Tax Calculation Statement to reflect any changes in facts or circumstances that have occurred after the delivery of the estimated Withholding Tax Calculation Statement described in the immediately Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

29 preceding sentence. Buyer hereby acknowledges and agrees that NFE Seller is agreeing to provide the Withholding Tax Calculation Statements described in this Section 2.4(b)(i) for informational purposes only, and that any such Withholding Tax Calculation Statement shall not impact in any way Buyer’s obligations to consummate the Transactions pursuant to the terms of this Agreement. The Parties shall hold good faith discussions (including, if reasonably required, retaining third- party experts) to reach consensus on the methodology applicable to the calculation of such capital gain tax, if any, provided that the Parties have already agreed that such calculation shall consider the corresponding tax basis in Brazilian Reais. If the Parties do not reach agreement on the methodology applicable to the calculation of the Brazilian Withholding Tax, the methodology proposed by NFE Seller shall prevail, and shall be final and binding on the Parties. Buyer (or the relevant representative thereof, as applicable) shall (1) withhold from NFE CEBARRA Closing Purchase Price Installment and the NFE CELSEPAR Closing Purchase Price Installment payable by Buyer at the Closing the Brazilian Withholding Tax specified in writing by NFE Seller, (2) declare and make all filings in connection with the Brazilian Withholding Tax in accordance with applicable Tax Law and the procedures established in respect thereof by the applicable Governmental Entity and (3) pay the amount of so withheld to the applicable Governmental Entity in satisfaction of the Brazilian Withholding Tax obligation. (ii) After the Final CEBARRA Purchase Price and the Final CELSEPAR Purchase Price are finally determined pursuant to Section 2.3 above, in the event that Buyer is required to pay NFE Seller’s Allocable Portion of (a) the CEBARRA Holdback Amount (entirely pursuant to Section 2.3(e)(ii) or any portion thereof pursuant to Section 2.3(e)(i)) or of the Seller CEBARRA Adjustment Amount pursuant to Section 2.3(e)(ii); and/or (b) the CELSEPAR Holdback Amount (entirely pursuant to Section 2.3(e)(ii) or any portion thereof pursuant to Section 2.3(e)(i)) or of the Seller CELSEPAR Adjustment Amount pursuant to Section 2.3(e)(iv) above, Buyer shall (1) withhold from NFE Seller's Allocable Portion of the CEBARRA Holdback Amount and, as the case may be, the Seller CEBARRA Adjustment Amount and/or the CELSEPAR Holdback Amount and, as the case may be, the Seller CELSEPAR Adjustment Amount, as applicable, the Brazilian Withholding Tax specified in writing by NFE Seller prior to Closing in accordance with Section 2.4(b)(i) above, (2) declare and make all filings in connection with the Brazilian Withholding Tax in accordance with applicable Tax Law and the procedures established in respect thereof by the applicable Governmental Entity and (3) pay the amount of so withheld to the applicable Governmental Entity in satisfaction of the Brazilian Withholding Tax obligation. (iii) Except as otherwise provided by Law, the withholding of the Brazilian Withholding Tax shall be made on the date of the actual payment of the NFE CEBARRA Closing Purchase Price Installment, the NFE CELSEPAR Closing Purchase Price Installment, or of the NFE Seller’s Allocable Portion of the CEBARRA Holdback Amount, the Seller CEBARRA Adjustment Amount, the CELSEPAR Holdback Amount and/or of the Seller CELSEPAR Adjustment Amount by Buyer, based on the applicable rate and term set forth in applicable Law at the time of Closing. Buyer shall deliver to NFE Seller, no later than five (5) Business Days after the Closing Date or, as applicable, five (5) Business Days after the payment of the NFE Seller’s Allocable Portion of the CEBARRA Holdback Amount, the Seller CEBARRA Adjustment Amount, the CELSEPAR Holdback Amount and/or the Seller CELSEPAR Adjustment Amount, evidence reasonably satisfactory to such NFE Seller that each relevant amount withheld by Buyer from NFE CEBARRA Closing Purchase Price Installment, the NFE CELSEPAR Closing Purchase Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

30 Price Installment and, if applicable, of the NFE Seller’s Allocable Portion of the CEBARRA Holdback Amount, the Seller CEBARRA Adjustment Amount, the CELSEPAR Holdback Amount and/or the Seller CELSEPAR Adjustment Amount payable by Buyer has been declared and paid to the applicable Governmental Entity in satisfaction of the Brazilian Withholding Tax obligation, including the DARF - Documento de Arrecadação de Receitas Federais filing forms prepared based on the calculation of the Brazilian Withholding Tax provided in writing by NFE Seller prior to Closing. (iv) In the event that after the determination of the Final CEBARRA Purchase Price and the Final CELSEPAR Purchase Price pursuant to Section 2.3 above Sellers are required to pay Buyer CEBARRA Adjustment Amount in excess of the CEBARRA Holdback Amount pursuant to Section 2.3(e)(i) above and/or Buyer CELSEPAR Adjustment Amount in excess of the CELSEPAR Holdback Amount pursuant to Section 2.3(e)(iii) above, Buyer shall promptly provide to NFE Seller all such information as reasonably requested by NFE Seller to obtain any applicable refund of part of the Brazilian Withholding Tax amount, provided that, NFE Seller shall be responsible for filing and conducting the procedure seeking to obtain such refund. (v) Provided that NFE Seller has specified in writing the amount of Brazilian Withholding Tax prior to Closing in accordance with Section 2.4(b)(i), Buyer shall indemnify and hold NFE Seller harmless from and against any Losses that may be incurred by NFE Seller to the extent arising from any failure by Buyer to withhold and timely pay the Brazilian Withholding Tax in accordance with Section 2.3(b). (vi) NFE Seller shall indemnify and hold Buyer harmless from and against any Losses that may be incurred by Buyer to the extent arising from any error in the calculation of the Brazilian Withholding Tax. Section 2.5 Dispatch Earnout to DC Energia Sellers. (a) As used herein: (i) “Balance Dispatch Earn-out Amount” means the amount corresponding to (A) eight hundred and ninety-five million reais (R$895,000,000.00); minus (B) any Dispatch Earn-out Payment Amounts paid by Buyer to DC Energia Sellers; plus (C) the IPCA Indexation over the outstanding balance. (ii) “Dispatch Earn-out Period” means the period beginning on the Lockbox Date and ending (A) on December 31, 2044; or (B) on the date on which the Balance Dispatch Earn-out Amount as determined pursuant to the process provided under this Section 2.5 has reached zero Brazilian Reais (R$0.00), whichever occurs first. (iii) “Effective Yearly Earnout Amount” means the difference between the Effective Yearly Out of Merit Amount and Target Yearly Out of Merit Amount. (iv) “R Factor” means the factor that should be applied to the Contractual CVU to equal the effective cost of generation with the contractual CVU as defined on Porto do Sergipe I current PPA and is defined at 1.18. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

(v) "Effective Yearly Out of Merit Amount" means the amount of actual profit in a given year arising from the Plant's out of merit order dispatches mandated by the ONS for each fiscal year from 2021 to 2044, calculated pursuant to the following formula:

Effective Yearly Out of Merit Amount

$$(\sum_{h=0}^{Hora_{ANO}} (PLD_{real} - (CVU_{Contractual})R\_Factor)\ GER)(1 - tax)$$

Where:

PLD_{real} is the actual PLD received by Porto do Sergipe I when dispatched by ONS out of merit;

$CVU_{Contractual}$ is the contractual CVU published by ONS at the particular point in time when Porto do Sergipe I is mandated by ONS to dispatch out of merit

GER means the hourly net generation during out of merit dispatch of Porto de Sergipe I in a given year

Tax means the marginal income tax rate applied to Porto de Sergipe I on a given year

(vi) "IPCA Indexation" means, with respect to the (A) Balance Dispatch Earnout Amount, and (B) the Target Yearly Out of Merit Amount, the adjustment by the yearly accumulated IPCA rate referring to the immediately preceding year, beginning on December 31st, 2021 until the last year of the Dispatch Earn-out Period.

(vii) "Target Yearly Out of Merit Amount" means the annual theoretical amount of expected profit in a given year arising from the Plant's out of merit order dispatches mandated by the ONS for each fiscal year from 2021 to 2044, in real terms dated December 31st, 2021 to be adjusted by IPCA, pursuant to the table below:

Dispatch Earn-out Period	**Target Yearly Out of Merit Amount (in R$ million as of December 31st, 2021)**
Lockbox Date	
2022	145,0
2023	209,0
2024	192,5
2025	176,0
2026	159,5
2027	126,5
2028	121,0
2029	115,5
2030	110,0
2031	110,0
2032	104,5
2033	104,5
2034	88,0
2035	88,0

31

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

32 2036 71,5 2037 66,0 2038 55,0 2039 49,5 2040 49,5 2041 38,5 2042 38,5 2043 38,5 2044 27,5 (b) Following the publishing of Buyer’s audited annual financial statements of each fiscal year of the Dispatch Earn-out Period but, in any case by no later than one hundred and twenty (120) days after December 31st of any such fiscal year, Buyer shall deliver to DC Energia Sellers a statement (the “Dispatch Earn-out Statement”) that shall set out Buyer’s calculation of the applicable Effective Yearly Out of Merit Amount, together with reasonable documentation sufficient to allow DC Energia Sellers and their Representatives to verify the applicable Effective Yearly Out of Merit Amount. If Buyer does not deliver a Dispatch Earn-out Statement on or prior to the lapse one hundred and twentieth (120th) day after December 31st of the relevant fiscal year, then a daily fee equal to ten thousand Reais (R$ 10,000) shall become due and payable by Buyer to each DC Energia Seller until such Dispatch Earn-out Statement is delivered to DC Energia Seller. 2.5(b): (c) Upon delivery of the Dispatch Earn-out Statement pursuant to Section (i) If the Effective Yearly Earnout Amount is less than zero Brazilian Reais (R$ 0.00) (such shortfall, the “Incremental Target Out of Merit Amount”), then such Incremental Target Out of Merit Amount shall be added to the Target Yearly Out of Merit Amount applicable for the immediately subsequent fiscal year, and, if necessary, onwards; (ii) If the Effective Yearly Earnout Amount is greater than zero Brazilian Reais (R$ 0.00) (such excess, the “Dispatch Earn-out Payment Amount”), then Buyer shall, within thirty (30) days after the delivery of the Dispatch Earn-out Statement, pay to each DC Energia Seller an amount equal to such DC Energia Seller’s Allocable Portion of the Dispatch Earn-out Payment Amount net of effective income taxesand social contribution for the given year. For the avoidance of doubt, the effective tax rate shall include any tax benefits, including, but not limited to, the SUDENE tax benefit. (iii) The Balance Dispatch Earn-out Amount shall be updated to reflect the payment of the applicable Dispatch Earn-out Payment Amount, if any. (iv) Any payment to be made pursuant to this Section 2.5(c)(iii) shall (A) be treated as the sole gross consideration for a given year “Dispatch Earn -out Payment Amount” and full of any taxes applicable for any purposes as additional purchase price amounts, paid for the DC Energia Sellers’ Purchased Shares (unless otherwise required by applicable Law); Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

33 and (B) be made by wire transfer of immediately available funds to, as applicable, the account(s) designated in writing by DC Energia Sellers, as applicable, prior to such payment. (d) The process set forth in this Section 2.5 shall be carried out from the fiscal year of 2022 until the last year of the Dispatch Earn-out Period. (e) The total aggregate amount of Dispatch Earn-out Payments to which the DC Energia Sellers are entitled to as of the date hereof to shall be equal to the Maximum Dispatch Earn-out Amount, as adjusted by the applicable IPCA Indexation as of December 31st, 2021 until the last year of the Dispatch Earn-out Period. In no event Buyer shall be required to pay DC Energia Sellers amounts of any given Dispatch Earn-out Payment Amount that may exceed, on the date of its determination pursuant to Section 2.5(c)(ii), the amount corresponding to the outstanding Dispatch Earn-out Payment Balance Amount at such date. (f) From and after the Closing Date and until the end of the Dispatch Earnout Period, (A) Buyer shall not, directly or indirectly, take or omit to take any action , the primary purpose of which would be to avoid or reduce the Dispatch Earn-out Payments and (B) Buyer will, and will cause the Companies to, use commercially reasonable efforts to operate the business of the Companies in the ordinary course of business consistent with past practice. (g) From and after the Closing until the end of the Dispatch Earnout Period, Buyer shall (i) maintain discrete financial records in sufficient detail to separately account for each Effective Yearly Out of Merit Amount and the calculation of the Balance Dispatch Earn-out Amount, (ii) upon reasonable notice, afford DC Energia Sellers and their respective Affiliates and their respective Representatives reasonable access (including the right to make, at DC Energia Sellers’ expense, photocopies), during normal business hours, to such financial and other records (including the records referenced in clause (i) above) which relate to the Effective Yearly Out of Merit Amount and for each fiscal year during the Dispatch Earnout Period, (iii) not engage in any business merger, consolidation or combination, any sale, dividend, split or other disposition of capital stock or other equity interests, if the effect of such transaction would result in a change of control of the Companies, except subject to the condition precedent that the surviving entity or acquiror (as the case may be) in such transaction (the “ Acquiror”) executes and delivers to DC Energia Sellers an instrument, in form and substance reasonably acceptable to DC Energia Sellers, pursuant to which the Acquiror irrevocably agrees to be bound by all of the terms and provisions of this Section 2.5, and (iv) not cause any change to the accounting methodology of the Companies without meaningful prior consultation of, good faith consideration of and input from the DC Energia Sellers, other than as required by applicable accounting standards or applicable Law. (h) Notwithstanding anything to the contrary contained herein, prior to the end of the Dispatch Earnout Period, Buyer may, at any time and in its sole discretion, relieve itself from the obligations set forth this Section 2.5 by remitting to Seller the full amount of the Balance Dispatch Earn-out Amount. (i) Each DC Energia Seller shall fully and solely bear its own Taxes arising from any payments in connection with this Section 2.5. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

34 (j) NFE Seller will not be entitled to any rights and/or amounts related to any and all Dispatch Earn-out. ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLERS Except as set forth in the Disclosure Schedules, in the event that the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, each of NFE Seller and Ebrasil Energia, severally and not jointly, hereby represents and warrants to Buyer as set forth in this Article 3. In the event that the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, (x) the following representations and warranties in this Article 3 shall be read and construed for all purposes of this Agreement as made individually by NFE Seller, with respect to solely i tself, and in no event in respect to any DC Energia Seller or Ebrasil Energia and (y) each of the DC Energia Sellers (collectively, on a joint and several basis amongst the DC Energia Sellers) hereby makes the representations and warranties set forth in Appendix A. Section 3.1 Organization. Such Seller is duly organized, validly existing and (to the extent such concept is recognized under applicable Law) in good standing under the Laws of its respective jurisdiction of formation or organization (as applicable), except where the failure to be so organized, existing and, if applicable, in good standing would not, individually or in the aggregate, reasonably be expected to impair such Seller’s ability to consummate the Transactions. Section 3.2 Authority. Such Seller has all organizational power and authority to execute and deliver this Agreement and each other agreement, document, instrument and/or certificate contemplated by this Agreement to be executed in connection with the Transactions, including each of the Ancillary Documents to which it is a party, and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate or other organizational action on the part of such Seller. This Agreement has been (and the execution and delivery of each of the Ancillary Documents to which such Seller will be a party will be upon execution thereof) duly executed and delivered by such Seller and constitute a legal, valid and binding obligation of such Seller (assuming that this Agreement has been and the Ancillary Documents to which such Seller is a party will be duly and validly authorized, executed and delivered by the other Persons party thereto), in each case enforceable against such Seller in accordance with their respective terms, except that such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally (the “Bankruptcy Exception”). Section 3.3 Purchased Shares. Schedule 3.3 sets forth such Seller’s ownership interest in the Purchased Shares that it owns as of the date hereof and after giving effect to the proposed restructuring of NFE Seller’s indirect ownership in CEBARRA, such that NFE Seller will directly own the NFE Cebarra Shares prior to the Closing Date. Such Seller will have good and valid title to the Purchased Shares of CELSEPAR set forth opposite such Seller’s name on Schedule 3.3 on the Closing Date, and after giving effect to the proposed restructuring of NFE Seller’s indirect ownership in CEBARRA, such Seller will have good and valid title to the Purchased Shares of CEBARRA set forth opposite such Seller’s name on Schedule 3.3 on the Closing Date. Such Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

35 Seller will deliver to Buyer at Closing, and upon consummation of the Closing Buyer will hold, valid title to such Purchased Shares, in each case, free and clear of all Liens. Except as set forth on Schedule 3.3, such Seller’s Purchased Shares are not subject to any contract restricting or otherwise relating to the voting, dividend or other distribution rights or disposition of such Purchased Shares. Section 3.4 Consents and Approvals; No Violations. (a) Except as set forth on Schedule 3.4, assuming the truth and accuracy of the representations and warranties of Buyer set forth in Section 5.3, no notices to, filings with, or authorizations, consents or approvals of any Person or Governmental Entity are necessary for the execution, delivery or performance by such Seller of this Agreement or the Ancillary Documents to which such Seller is a party or the consummation by such Seller of the Transactions, except for (i) filings, authorizations, consents, approvals or the expiration or termination of any notice or waiting period under any Antitrust Laws listed on Schedule 3.4 (the “Seller Antitrust Approvals”), and (ii) those that may be required solely by reason of any other Seller’s or Buyer’s (as opposed to any other third party’s) participation in the Transactions. (b) None of the execution, delivery or performance by such Seller of this Agreement or the Ancillary Documents to which such Seller is a party nor the consummation of the Transactions by such Seller (i) conflict with or result in any breach of any provision of any of such Seller’s or either Company’s or CELSE’s Governing Documents, (ii) except as set forth on Schedule 3.4, result in or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement or material instrument to which such Seller is a party, any Material Contract or any Permit, (iii) violate any order, writ, injunction, decree or Law of any Governmental Entity applicable to such Seller or either Company or CELSE or any of their respective properties or assets or (iv) except as contemplated by this Agreement or with respect to Permitted Liens, result in the creation of any Lien upon (x) any Purchased Shares held by such Seller or (y) any of the assets of the Companies or CELSE, except in the case of this clause (iv)(y), as would not prohibit, materially delay or materially impair the consummation of the Transactions by such Seller. Section 3.5 Legal Proceedings. There are no Actions pending or, to the Knowledge of such Seller, threatened against such Seller which seek to or would reasonably be expected to prohibit, materially delay or materially impair the consummation of the Transactions by such Seller. Section 3.6 Brokers. No broker, finder, financial advisor or investment banker, other than Goldman Sachs do Brasil Banco Múltiplo S.A., is entitled to any broker’s, finder’s, financial advisor’s, investment banker’s fee or commission or similar payment in connection with the Transactions based upon arrangements made by or on behalf of such Seller or any of its Affiliates. Section 3.7 Anti-Money Laundering Compliance and Sanctions. Neither such Seller nor any of its Affiliates (i) has engaged in any activity or conduct which violates any Sanctions Laws, (ii) is, or is owned or controlled by, a Sanctioned Person, or (iii) is engaging in or has engaged in any dealing or transaction, or is a party to any Contract, involving any Sanctioned Person or Sanctioned Country, in each case, where such dealing, transaction or Contract would Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

36 violate any Sanctions Laws. Such Seller and its Affiliates have instituted and maintain policies and procedures designed to prevent violations of Sanctions Laws. ARTICLE 4 REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANIES Except as set forth in the Disclosure Schedules, in the event that the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, each of NFE Seller and Ebrasil Energia, severally and not jointly, hereby represents and warrants to Buyer as set forth in this Article 4. In the event that the DC Energia Reorganization has been consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps, (x) NFE Seller, on the one hand, and (y) the DC Energia Sellers (collectively, on a joint and several basis amongst the DC Energia Sellers), on the other hand, severally and not jointly, hereby represent and warrant to Buyer as set forth in this Article 4: Section 4.1 Organization and Qualification. (a) Each Company is a sociedade anônima duly incorporated and validly existing under the Laws of Brazil. Each Company and CELSE has all requisite corporate power and authority necessary to carry on its business as it is now being conducted in all material respects and to own, lease and operate its assets and properties. Each Company and CELSE is duly licensed or qualified to do business in all material respects in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary. Each Company and CELSE has made available to Buyer a true and complete copy of such Company’s Governing Documents as in effect on the date of this Agreement. Neither Company nor CELSE is in violation of its Governing Documents, other than any violations that are de minimis in nature. (b) Each of the Companies’ Subsidiaries is duly organized and validly existing under the Laws of the jurisdiction of its organization in all material respects. Section 4.2 Capitalization; Books and Records. (a) Schedule 4.2(a) sets forth a true and correct list of the authorized, issued and outstanding Equity Interests in each Company and CELSE. (b) Except as set forth on Schedule 4.2(b), neither Company has any Subsidiaries or owns any Equity Interests in, or other securities, of any Person. (c) Except as set forth on Schedule 4.2(a), all of the CELSEPAR Shares, the CELSE Shares and the CEBARRA Shares have been duly authorized and validly issued and are fully paid, are free and clear of any preemptive rights (except to the extent provided by applicable Law), restrictions on transfer or Liens, and are owned, directly or indirectly, beneficially and of record by the applicable Seller or Sellers. Except as set forth on Schedule 4.2(a), with respect to each Company and CELSE, there are no (i) outstanding Equity Interests of such Company or CELSE, (ii) securities of such Company or CELSE convertible into or exchangeable or exercisable for Equity Interests in such Company or CELSE, (iii) subscriptions, calls, options, warrants or other rights to acquire from such Company or CELSE and no obligations of such Company or Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

37 CELSE to issue or sell, any Equity Interests in or other securities of, such Company or CELSE and (iv) equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in such Company or CELSE. There are no outstanding obligations of either Company or of CELSE to repurchase, redeem or otherwise acquire any of its respective Equity Interests or other securities. (d) Except for each Company’s and CELSE’s respective Governing Documents, there is no voting trust, proxy or other Contract with respect to the voting, repurchase, redemption, sale, transfer or other acquisition or disposition of Equity Interests in either Company or CELSE. (e) The Company’s and CELSE’s corporate books are true and correct in all material respects and have been maintained in all material respects in accordance with applicable Law. Section 4.3 Financial Statements. Schedule 4.3 sets forth true and complete copies of (i) the audited statements of financial position of CELSEPAR and the related statements of income, cash flows and changes in equity for CELSEPAR as of and for the year ending December 31, 2021 (the “CELSEPAR Financial Statements”) and (ii) the unaudited balance sheet and statements of income, cash flows and changes in equity for CEBARRA as of and for the year ending December 31, 2021 (the “CEBARRA Balance Sheet”, and together with the CELSEPAR Financial Statements, the “Company Financial Statements”). Except as set forth on Schedule 4.3, subject in the case of the unaudited CEBARRA Balance Sheet to the absence of footnotes and normal year- end adjustments, the Company Financial Statements (a) have been prepared in accordance with IFRS (in the case of the CELSEPAR Financial Statements) or Brazilian GAAP (in the case of the CEBARRA Balance Sheet), as the case may be, applied on a consistent basis in all material respects throughout the periods covered thereby, except as may be indicated in the notes thereto, and (b) fairly present, in all material respects, the financial position of such Company as of the dates thereof and its results of operations for the periods then ended. Section 4.4 No Undisclosed Liabilities. Neither Company nor CELSE has any material liabilities or obligations (whether accrued, absolute, contingent or otherwise and whether due or to become due) other than: (a) liabilities or obligations reserved against or reflected in the Company Financial Statements or disclosed in the notes thereto; (b) liabilities not required under IFRS or Brazilian GAAP, as the case may be, to be reserved against or reflected in the Company Financial Statements; (c) liabilities incurred in the ordinary course of business since the date of the Company Financial Statements; (d) liabilities on an arms’ length basis in the ordinary course of business under any Contract to which a Company or CELSE is a party, including any renewal thereof; (e) such other liabilities as would not, individually or in the aggregate, be material to the Companies and their respective Subsidiaries, taken as a whole; and (f) liabilities related to litigation referred to under Section 4.6 hereunder. Section 4.5 Absence of Changes. During the period beginning on the date of the Company Financial Statements and ending on the date of this Agreement, (a) each Company and CELSE has conducted its business in the ordinary course consistent in all material respects with past practices and (b) there has not been any Material Adverse Effect. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

38 Section 4.6 Legal Proceedings. Except as set forth in Schedule 4.6, there is no (a) pending or, to the Knowledge of Sellers, threatened Action against either Company or any of its respective Subsidiaries with Losses reasonably expected to be in excess of the De Minimis Threshold, or (b) outstanding injunction, order, judgment, ruling, decree or writ imposed upon either Company or any of its respective Subsidiaries or any director or officer of such Company or such Subsidiary or, to the Knowledge of Sellers, any other Person for whom such Company or any such Subsidiary may be liable as an indemnifying party or otherwise, in each case, by or before any Governmental Entity and with Losses reasonably expected to be in excess of the De Minimis Threshold. Section 4.7 Compliance with Laws; Permits; Regulatory. (a) Each Company and each of its respective Subsidiaries is in compliance in all material respects with all Laws applicable to such Company or such Subsidiary. (b) Each Company and each of its respective Subsidiaries holds all material Permits necessary for such Company and such Subsidiary, as applicable, to own, lease and operate its properties and assets and necessary for the lawful conduct of their respective businesses as each such business is now being conducted, and all such material Permits are in full force and effect. (c) To the Knowledge of Sellers, no Company is in material default or material violation of, and to Seller’s Knowledge no event has occurred which, with or with out the giving of notice or lapse of time, would reasonably be expected to result in the early termination of any Permit that is material to the conduct of the business of the Companies as presently conducted. To Seller’s Knowledge, there is no Action pending or threatened in writing by any Governmental Entity to cancel, modify or fail to renew any such Permit. Section 4.8 Tax Matters. (a) Each Company and its respective Subsidiaries has prepared (or caused to be prepared) and timely filed (taking into account valid extensions of timewithin which to file) all Tax Returns required to be filed by it. All such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects, and all material Taxes owed by such Company and such Subsidiary that are due (i) have been duly and timely paid or (ii) are being contested in good faith by appropriate Actions and have beenadequately reserved against in accordance with IFRS. (b) Neither Company nor any of its respective Subsidiaries has received written notice of any audits, examinations, investigations, claims or other Actions in respect of any material Taxes or any Tax Returns of such Company or any of its respective Subsidiaries, and there are no audits, examinations, investigations, claims or other Actions pending, proposed (tentatively or definitely), asserted, or threatened in writing with respect to any Taxes payable by or with respect to such Company or anyof its respective Subsidiaries. (c) There are no Liens for Taxes on any of the assets of either Company or any of their respective Subsidiaries that are material to the Companies and their respective Subsidiaries, in each case other than Permitted Liens. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

39 (d) No material deficiency for any Tax has been asserted or assessed, or, to the Knowledge of Sellers, proposed or threatened by any Governmental Entity in writing against either Company or any of its respective Subsidiaries except for deficiencies that have been satisfied by payment in full, settled or withdrawn. (e) Neither Company nor any of its respective Subsidiaries has agreed to any currently effective extension of time with respect to any material assessment or deficiency for Taxes, and no request for such extension is pending. (f) To the Knowledge of Sellers, each Company and each of its respective Subsidiaries has withheld all Taxes required to have been withheld by them in connection with amounts paid or owed to (or any benefits or property provided to) any indep endent contractor, creditor, shareholder or any other third party and have complied in all material respects with all related Tax reporting and deposit requirements. Each Company and each of its respective Subsidiaries has withheld all Taxes required to have been withheld by them in connection with amounts paid or owed to (or any benefits or property provided to) any employee and havecomplied in all material respects with all related Tax reporting and deposit requirements (g) Neither Company nor any of its respective Subsidiaries is a party to any material Tax allocation, sharing, indemnity or similar agreement (other than agreements entered into in the ordinary course of business the principal purpose of which is not the allocation or indemnification of Taxes or agreements solely between or among either Company and any of their respective Subsidiaries). (h) Neither Company nor any of its respective Subsidiaries (i) has a permanent establishment (within the meaning of an applicable Tax treaty), branch, or other fixed place of business, nor (ii) has otherwise been, or deemed to be, engaged in a trade or business in any jurisdiction, other than its own country of incorporation or formation, and no claim in writing has been made by any Governmental Entity in a jurisdiction where either Company or its respective Subsidiaries do not file Tax Returns that the Companies or any of their Subsidiaries is or may be subject to Tax in that jurisdiction. (i) Neither Company nor any of its respective Subsidiaries will be required to include any material item of income or gain in, or exclude any material item of deduction or loss from, taxable income from any taxable period (or portion thereof) beginning after the Closing Date as a result of (i) any change in a method of accounting for a taxable period ending on or before the Closing Date, (ii) any installment sale or open transaction disposition, intercompany transaction or intercompany account made or existing on or before the Closing, or (iii) any prepaid amount received or deferred revenue accrued on or prior to the Closing. (j) This Section 4.8 and Section 4.9 (solely to the extent related to Taxes) contain the sole and exclusive representations and warranties of Sellers with respect to Taxes. Section 4.9 Employee Benefits. (a) Schedule 4.9(a) sets forth a true and complete list, as of the date of this Agreement, of each material Company Plan of each Company and its applicable Subsidiaries, as specified therein. With respect to each material Company Plan, Sellers have made available to Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

40 Buyer a true and complete copy of, to the extent applicable: (i) the plan document and any amendments thereto, (ii) the most recent summary plan description and any summary of material modification thereto, (iii) each trust, insurance or annuity contract or other funding vehicle with respect to each funded or insured plan, (iv) the most recent determination letter (or, if applicable, advisory or opinion letter) and (v) all oficios received in the past three (3) years with respect to any Company Plan from any Governmental Entity. (b) Except as set forth on Schedule 4.9(b), each Company Plan has been established, adopted, operated, maintained and administered in material compliance with its terms and applicable Law. All material payments and contributions required to be made under the terms of any Company Plan and applicable Laws have been timely made or accrued or otherwise adequately reserved to the extent required by and in accordance with IFRS. (c) There are no pending or, to the Knowledge of Sellers, threatened Actions (other than routine claims for benefits) against or affecting any Company Plan by any employee or officer (or beneficiary thereof) of either Company or any of its respective Subsidiaries covered under such Company Plan, as applicable, or otherwise involving such Company Plan. (d) Neither the execution or delivery of this Agreement nor the consummation of the Transactions will, either alone or in conjunction with any other event, entitle any employee to payment, or accelerate the time of payment, funding or vesting under any Company Plan, or increase the amount of compensation or benefits due to any employee, director or officer of either Company or its respective Subsidiaries. (e) This Section 4.9 contains the sole and exclusive representations and warranties of such Seller with respect to the Companies’ and their respective Subsidiaries’ Company Plans. Section 4.10 Labor Matters. Except as set forth on Schedule 4.10: (a) Neither Company nor any of its respective Subsidiaries is a party to, or bound by, any collective bargaining agreement, collective agreement, or any other similar labor- related agreements or arrangements with any labor union. There are no collective bargaining agreements, collective agreements, or any other labor-related agreements or arrangements that pertain to any of the employees of either Company or its respective Subsidiaries. No labor union represents employees of either Company or its Subsidiaries with respect to their employment with such Company or its respective Subsidiaries. (b) Since April 15, 2021, there has been no actual or, to the Knowledge of Sellers, threatened unfair labor practice charges, material grievances, material arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other material labor disputes against either Company or its respective Subsidiaries. (c) Each Company and its respective Subsidiaries is in material compliance with all applicable laws respecting employment and employment practices, including all Laws respecting terms and conditions of employment, health and safety, wages and hours, child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity, plant Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

41 closures and layoffs, affirmative action, workers’ compensation, labor relations and employee leave issues. (d) Each Company and its respective Subsidiaries are not delinquent in any material amounts in payments to any employees for any services or amounts required to be reimbursed or otherwise paid. To the Knowledge of Sellers, each Company and its respective Subsidiaries are not delinquent in any material amounts in payments to any former employees who have not been employed by such Company or its respective Subsidiaries since April 15, 2021 for any services or amounts required to be reimbursed or otherwise paid. (e) Since April 15, 2021, neither Company nor any of its respective Subsidiaries has received written notice of (i) any unfair labor practice charge or complaint pending or threatened beforethe Ministério Públicodo Trabalho or any other Governmental Entity against them, (ii) any complaints, grievancesor arbitrations arising out of any collective bargaining agreement or any other complaints, grievances or arbitration procedures against them, (iii) any charge or complaint with respect to or relating to them pending before the Ministério Público do Trabalho or any other Governmental Entity responsible for the prevention of unlawful employment practices, (iv) the intent of any Governmental Entity responsible for the enforcement of labor, employment, wages and hours of work, child labor, immigration, or occupational safety and health Laws to conduct an investigation with respect to or relating to them or notice that such investigation is in progress, or (v) any Action pending or threatened in any forum by or on behalf of any present or former employee of such entities, any applicant for employment or classes of the foregoing alleging breach of any express or implied contract of employment, any applicable Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship. (f) The execution of this Agreement and the consummation of the Transactions will not result in any breach or other violation of any collective bargaining agreement, employment agreement, consulting agreement or any other labor-related agreement to which either Company or its respective Subsidiaries is a party or bound. Section 4.11 Intellectual Property Rights and Data Protection. (a) Schedule 4.11 sets forth a list of all material registrations and applications for Intellectual Property Rights owned by each Company and its respective Subsidiaries. (b) (i) Each Company and its respective Subsidiaries has sufficient rights to use all Intellectual Property Rights necessary for the conduct of the business of such Company or Subsidiary as currently conducted, and (ii) to the Knowledge of Sellers, the operation of the business of each Company and its respective Subsidiaries as currently conducted does not materially violate, misappropriate or infringe the Intellectual Property Rights of any other Person. (c) No claims against either Company or any of its respective Subsidiaries are pending or, to the Knowledge of Sellers, threatened (i) challenging the ownership, enforceability, scope, validity or use by such Company or its respective Subsidiaries of any Intellectual Property Rights or (ii) alleging that such Company or its respective Subsidiaries is materially violating, misappropriating or infringing the Intellectual Property Rights of any Person. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

42 (d) (i) To the Knowledge of Sellers, no Person is misappropriating, violating or infringing the rights of either Company, its Subsidiaries with respect to any Intellectual Property Rights owned by either Company or a respective Subsidiary of such Company and (ii) there are no claims pending or threatened by either Companyor its respective Subsidiaries against any other Person with respect to any violation, misappropriation or infringement of the Intellectual Property Rights of either Company or any of its respective Subsidiaries. (e) (i) Each Company and its respective Subsidiaries have taken reasonable measures to protect in all material respects the (A) material information technology systems owned or controlled by such Company or such Subsidiary and used in the course of the operations of its business, and (B) personal information gathered, used or held for use by such Company or such Subsidiary in the course of the operations of its business, and (ii) to the Knowledge of Sellers, there has not been any unauthorized disclosure or use of, or access to, any such personal information or breach of security of such information technology systems. (f) Neither the Company nor any of its Subsidiaries has (i) to the Knowledge of Sellers, received any written notice from an individual claiming any compensation from the Company and/or its Subsidiaries in relation to any breach of applicable data protection Laws, and (ii) received any written notice from a Governmental Entity alleging that it has not complied with any applicable data protection Laws. Section 4.12 Real Property; Assets. (a) Each Company and its respective Subsidiaries has good and valid title to, or, if applicable, valid leasehold interests in, or valid license or right to use, all of such Company’s and its respective Subsidiaries’ material tangible personal property, in each case as such material tangible personal property is currently being used, subject to no security interests other than Permitted Liens. (b) Schedule 4.12(b) contains a list, as of the date of this Agreement, of all real property leases under which either Company or its respective Subsidiaries is a lessee or holder of material real property easements, entitlements or similar rights (the “Real Property Entitlements” and the real property subject to the Real Property Entitlements, the “ Entitled Real Property”). Neither Company, nor any of its respective Subsidiaries (as applicable) nor, to the Knowledge of Sellers, the lessor, is in default in any material respect under any Real Property Entitlement. Neither Company nor any of its respective Subsidiaries has received any written notice of default with respect to a material payment obligation from a lessor under any Real Property Entitlement which has not been waived, cured, resolved or remedied. To the Knowledge of Sellers, there is no pending or threatened condemnation or expropriation or other similar Action or proposed Action or agreement for taking in lieu of condemnation with respect to any of the Entitled Real Property. (c) Schedule 4.12(c) contains a list, as of the date of this Agreement, of all real property owned by each Company and its respective Subsidiaries (the “Owned Real Property”, together with the Entitled Real Property, the “Real Property”). With respect to the Owned Real Property, each Company and its respective Subsidiaries has good and valid title to the Owned Real Property, free and clear of all Liens other than Permitted Liens, and, to the Knowledge of Sellers, there is no pending or threatened condemnation or expropriation or other similar Action or Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

43 proposed Action or agreement for taking in lieu of condemnation with respect to any of the Owned Real Property. Except for Permitted Liens, there are no leases or subleases granting to any Person a leasehold interest in any of the Owned Real Property. There are no outstanding options or rights of first refusal or rights of first offer to purchase the Owned Real Property or any portion thereof or interest therein. (d) Each Company has good and valid title to, or a valid lease or right to use, the facilities, machinery, equipment, vehicles and other tangible personal property tha t are, individually or in the aggregate, material to the conduct of its business as currently conducted. All such tangible personal property is in normal operating condition and in a state of reasonable maintenance and repair and are suitable for the purposes for which they are now being used in the conduct of the business. All such tangible personal property, together with all other properties and assets of each Company, are sufficient for the continued conduct of the business of the Companies after the Closing in substantially the same manner as conducted prior to the Closing and constitute all of the material rights, properties and assets necessary to conduct the business as currently conducted. Section 4.13 Environmental Matters. (a) (i) Each Company and its respective Subsidiaries is in compliance in all material respectswith all applicable Environmental Laws; and (ii) each Companyand its respective Subsidiaries has obtained, maintained, and been in compliance in all material respects with all material Environmental Permits necessary for the operation of the business of such Company and such Subsidiary as presently conducted (orappropriate for current state of development) and the ownership, occupation or use of the Real Property. (b) To the Knowledge of Sellers, (i) no release of Hazardous Materials has occurred at or from any Real Property currently owned, leased or operated by either Company or its respective Subsidiaries that remains unresolved, and (ii) neither Company nor any of its respective Subsidiaries has manufactured, distributed, treated, stored, disposed of, handled, Released, transported or (A) arranged for the transport of Hazardous Materials, including to any off-site location, or (B) exposed any Person to Hazardous Materials, in each case so as to give rise to any liabilities of such Company or any such Subsidiary under Environmental Laws or Environmental Permits, other than any liability that would not reasonably be expected to be material to the Companies and their Subsidiaries. (c) Neither Company nor any of its respective Subsidiaries has entered into or agreed to any consent order, decree or Contract, or are subject to or have received any notice of violation, claim, settlement, or order, in each case relating to material liability under any Environmental Law. (d) The current limitations and restrictions under the material Environmental Permits of each Company and its respective Subsidiaries authorize operation of such Company’s and its respective Subsidiaries’ facilities and conducting the business as currently conducted in all material respects. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

44 (e) There are no Liens relating to, or written notices or Actions pending or, to the Knowledge of Sellers, threatened regarding, any actual or potential material liability under, material violation of, or material non-compliance with, any Environmental Law or Environmental Permit. (f) Each Company and its respective Subsidiaries has delivered or otherwise made available for inspection to Buyer true, complete and correct copies and results of any material reports, data, investigations, audits, assessments, material correspondence, studies, analyses, tests or monitoring in the possession of or reasonably available to such Company or its respective Subsidiaries pertaining to: (i) any unresolved Environmental Claims; (ii) any release of Hazardous Materials by such Company or any of its respective Subsidiaries or at any property currently owned, operated or leased by the Companies or any of their Subsidiaries; or (iii) such Company’s or any of its respective Subsidiaries’ compliance with applicable Environmental Laws. Section 4.14 Material Contracts. (a) Schedule 4.14 contains a list of each Contract to which either Company or any of its respective Subsidiaries is party or by which any such Company or Subsidiary, or any of its respective properties or assets, is bound that is in effect as of the date of this Agreement and that falls in one or more of the following categories (collectively the “Material Contracts”): (i) any Contract with any third party which provides for the purchase of energy, capacity or ancillary services from such Company or Subsidiary; (ii) any Contract with any third party which provides operating and maintenance, asset management or other similar project-level services to such Company or Subsidiary that is a party to such Contract, that involved payments by such Company or Subsidiary that is a party to such Contract during the year ended December 31, 2021 in excess of R$5,000,000 in the aggregate or that is expected to do so during the year ending December 31, 2022; (iii) (A) engineering, procurement and construction Contracts, (B) contracts providing for the supply of liquified natural gas, material equipment supply Contracts, (C) material warranty agreements and performance guarantee Contracts, (D) operation and maintenance Contracts, and (E) asset management Contracts; (iv) a lease, sublease or similar Contract with any Person under which such Company or Subsidiary that is a party to such Contract is a lessor or sublessor of, or makes available for use to any Person, any interests in real property; (v) a lease, sublease or similar Contract with any Person under which such Company or Subsidiary that is a party to the Contract is lessee of, or holds or uses, any material machinery, equipment, vehicle or other tangible personal property owned by any Person Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

45 or (ii) such Company or Subsidiary that is a party to such Contract is a lessor or sublessor of, or makes available for use by any Person, any material tangible personal property owned or leased by such Company or Subsidiary that is a party to such Contract, in any such case which has an aggregate future liability or receivable, as the case may be, in excess of R$25,000,000 in any calendar year and is not terminable by such Company or Subsidiary that is a party to such Contract by notice of not more than sixty (60) days for a cost, individually or together with any similar Contract, of less than R$10,000,000; (vi) a license or sublicense or other Contract under which such Company or Subsidiary that is party to such Contract is licensee or licensor, or sub-licensee or sub-licensor of, or otherwise grants or is granted a right to use or register any material Intellectual Property Rights used or held for use in the business currently conducted by such Company; (vii) a Contract for the sale of any asset or collection of assets for consideration in an amount in excess of R$10,000,000; (viii) a Contract involving the payment of more than R$10,000,000 in 2021 or would reasonably be expected to provide for the purchase of more than R$25,000,000 in the aggregate in respect of such Company’s business, in 2022 or any future year that is not terminable at will by such Company or Subsidiary that is a party to such Contract (or by Buyer following the Closing Date) on less than sixty (60) days’ notice without penalty; (ix) a Contract relating to any indebtedness of such Company or Subsidiary that is a party to such Contract involving principal in excess of R$25,000,000 (x) a Contract under which (A) any Person has directly or indirectly guaranteed or assumed indebtedness, liabilities or obligations of such Company or Subsidiary that is a party to such Contract or (B) such Company or Subsidiary that is a party to such contract has directly or indirectly guaranteed or assumed indebtedness, liabilities or obligations of another Person in excess of R$25,000,000 individually or R$50,000,000 in the aggregate; (xi) a settlement or compromise of any suit, claim, proceeding or dispute relating to such Company or Subsidiary that would require such Company or its Subsidiaries to pay consideration in excess of R$10,000,000 after the date of this Agreement; (xii) a Contract establishing or providing for any partnership, strategic alliance, joint venture or collaboration; (xiii) any Contract requiring capital expenditures in excess of R$25,000,000 individually or R$50,000,000 in the aggregate; (xiv) any currency, interest rate or other hedge, swap or other derivative Contract. (b) (i) each Material Contract is valid, binding and in full force and effect and is enforceable by and against either Company or one of its Subsidiaries in accordance with its terms (subject to the Bankruptcy Exception), (ii) each Company and its respective Subsidiaries has performed all material obligations required to be performed by it to date under the Material Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

46 Contracts to which it is a party and is not in breach of or default thereunder and (iii) to the Knowledge of Sellers, no other party to any Material Contract is in breach of or default thereunder. (c) Sellers have made available to Buyer a true and correct copy of each Material Contract, together with all amendments and material obligations thereto, as applicable (or, if such Contract is not in written form, a true and correct summary of the material terms thereof). Section 4.15 Insurance. Schedule 4.15 contains a list of all material insurance policies owned or held by each Company or its respective Subsidiary as of the date of this Agreement. (a) All such insurance policies maintained by or for the benefit of such Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid , and (b) neither Company nor any of its respective Subsidiaries is in breach or default of any of such insurance policies or has taken any action or failed to take any action which, with notice or lapse of time, would constitute such a breach or default or permit termination or material modification of any of such insurance policies. Section 4.16 Anti-Corruption. Except as set forth on Schedule 4.16: (a) Neither Company nor any of its respective Subsidiaries, or any of their respective officers, directors, employees or, to the Knowledge of Sellers, agents has, in the last three (3) years, directly or indirectly, made or authorized, or attempted to make or authorize, any offer, gift, payment or promise of, any money or anything else of value, or provided any benefit to any Governmental Official in violation of any applicable Anti-Corruption Laws. (b) Neither Company nor any of its respective Subsidiaries has been, in the last three (3) years, or as of the date of this Agreement is, the subject of a charging letter, indictment, information penalty noticeor similar document issued or threatened, or an investigation conducted, by a Governmental Entity pertaining to any alleged violation of any Anti-Corruption Law. Section 4.17 Transactions with Affiliates. Except as disclosed on Schedule 4.17, there is no Contract between a Company or any of its Subsidiaries, on the one hand, and any Seller or any of its Affiliates (other than the Company), on the other hand. Section 4.18 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO BUYER OR ANY OF ITS AFFILIATES OR ANY OF ITS OR THEIR RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EACH SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, ORAL OR WRITTEN, EXPRESS OR IMPLIED, RELATING TO SUCH SELLER, THE PURCHASED SHARES OR THE COMPANY (INCLUDING ANY REPRESENTATION OR WARRANTY RELATING TO FINANCIAL CONDITION, RESULTS OF OPERATIONS, ASSETS OR LIABILITIES OF THE COMPANY ) EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES OF SUCH SELLER EXPRESSLY SET FORTH IN ARTICLE 3 AND THIS ARTICLE 4. EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES OF SUCH SELLER EXPRESSLY SET FORTH IN ARTICLE 3 AND THIS Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

47 ARTICLE 4, THE PURCHASED SHARES ARE BEING ACQUIRED “AS-IS, WHERE-IS” AND SUCH SELLER EXPRESSLY DISCLAIMS, AND BUYER HEREBY WAIVES, ANY REPRESENTATION OR WARRANTY OF QUALITY, MERCHANTABILITY, NON- INFRINGEMENT, USAGE OR SUITABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE ASSETS OF THE COMPANY, OR ANY PART THEREOF, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, OR COMPLIANCE WITH ENVIRONMENTAL REQUIREMENTS, OR AS TO THE CONDITION OF THE ASSETS OF THE COMPANY OR ANY PART THEREOF. NO MATERIAL OR INFORMATION PROVIDED BY OR COMMUNICATIONS MADE BY OR ON BEHALF OF ANY SELLER OR ITS AFFILIATES OR BY ANY REPRESENTATIVE, AGENT, ATTORNEY, ADVISOR, CONSULTANT, ACCOUNTANT, BROKER OR INVESTMENT BANKER, INCLUDING ANY INFORMATION OR MATERIAL CONTAINED IN ANY CONFIDENTIAL INFORMATION MEMORANDUM OR MANAGEMENT PRESENTATION RECEIVED BY BUYER, ITS AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES (INCLUDING ANY SUPPLEMENTS), INFORMATION PROVIDED DURING DUE DILIGENCE, INCLUDING INFORMATION IN THE ELECTRONIC DATA ROOM, AND ANY ORAL, WRITTEN OR ELECTRONIC RESPONSE TO ANY INFORMATION REQUEST PROVIDED TO BUYER, ITS AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES, WILL CAUSE OR CREATE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, CONDITION, VALUE OR QUALITY OF THE PURCHASED SHARES OR THE ASSETS OF THE COMPANY THAT IS NOT SET FORTH HEREIN. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 4.18 SHALL PREVENT OR LIMIT BUYER’S ABILITY TO MAKE A CLAIM AGAINST SELLERS BASED ON FRAUD OF SELLERS. ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF BUYER Except as set forth in the Disclosure Schedules, Buyer hereby represents and warrants to Sellers as follows: Section 5.1 Organization. Buyer is a sociedade anônima, duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and has all requisite power and authority to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power or authority would not prevent or materially delay the consummation of the Transactions by Buyer. Section 5.2 Authority. (a) Buyer has all necessary power and authority to execute and deliver this Agreement and the Ancillary Documents to which Buyer is a party and to consummate the Transactions. The execution and delivery of this Agreement and the Ancillary Documents to which Buyer is a party and the consummation of the Transactions have been (and the Ancillary Documents to which Buyer is a party will be upon execution thereof) duly authorized by all necessary action on the part of Buyer and no other proceeding (including by its equity holders) on the part of Buyer is necessary to authorize this Agreement and the Ancillary Documents to which Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

48 Buyer is a party or to consummate the Transactions. Other than the shareholders’ meeting contemplated by Section 6.14, no vote of Buyer’s equityholders is required to approve this Agreement or for Buyer to consummate the Transactions. (b) This Agreement has been (and the Ancillary Documents to which Buyer is a party will be upon execution thereof) duly and validly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer (assuming this Agreement has been and the Ancillary Documents to which Buyer is a party will be duly authorized, executed and delivered by the other Persons party thereto), in each case enforceable against Buyer in accordance with their respective terms, subject to the Bankruptcy Exception. Section 5.3 Consents and Approvals; No Violations. Assuming the accuracy of Sellers’ representations and warranties contained in Section 3.4, and except as otherwise established in this Agreement, no material notices to, filings with, or authorization, consent or approval of any Person or Governmental Entity is necessary for the execution, delivery or performance of this Agreement by Buyer or the Ancillary Documents to which Buyer is a party or the consummation by Buyer of the Transactions, except for filings, authorizations, consents, approvals or the expiration or termination of any noticeor waiting period under any Antitrust Laws (the “Buyer Antitrust Approvals” and together with the Seller Antitrust Approvals, the “Antitrust Approvals”). Except as otherwise established in this Agreement, neither the execution, delivery and performance by Buyer of this Agreement and the Ancillary Documents to which Buyer is a party nor the consummation by Buyer of the Transactions will (i) conflict with or result in any breach of any provision of Buyer’s Governing Documents, (ii) except as set forth on Schedule 5.3, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Buyer is a party or by which Buyer or its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree or Law of any Governmental Entity applicable to Buyer, except in the case of clauses (ii) and (iii) above, for violations which would not reasonably be expected to prohibit, materially delay or materially impair the consummation of the Transactions by Buyer. Section 5.4 Brokers. No broker, finder, financial advisor or investment banker is entitled to any brokerage, finder’s, financial advisor’s or investment banker’s fee or commission or similar payment in connection with the Transactions based upon arrangements made by or on behalf of Buyer or any of its Affiliates, in each case for which any Seller or the Company may become liable. Section 5.5 Financing. Buyer shall have on the Closing Date sufficient funds to enable Buyer to consummate the Transactions, including payment of (a) the Closing Purchase Price, (b) all other amounts required to be paid by (or on behalf of) Buyer pursuant to this Agreement and the Ancillary Documents and (c) the fees and expenses of Buyer relating to the Transactions. Buyer hereby expressly acknowledges and agrees that no lack of sufficient funds on the Closing Date that would prevent Buyer from consummating the Transactions, including payment of (a) the Closing Purchase Price, (b) all other amounts required to be paid by (or on behalf of) Buyer pursuant to this Agreement and the Ancillary Documents and (c) the fees and expenses of Buyer relating to the Transactions, shall give rise to any right for Buyer to terminate this Agreement. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

49 Successful completion by Buyer of the Financing is not a condition to Buyer’s obligations to close the Transactions. Section 5.6 Sophisticated Investor. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the Purchased Shares. Buyer confirms that it can bear the economic risk of its investment in the Purchased Shares. Buyer is acquiring the Purchased Shares for investment and not with a view toward or for sale in connection with any distribution thereof, or with any present intention of distributing or selling such Purchased Shares. Section 5.7 Legal Proceedings. There are no Actions pending or, to the knowledge of Buyer, threatened against Buyer, which seek to or would reasonably be expected to prohibit, materially delay or materially impair the consummation of the Transactions by Buyer. Section 5.8 Anti-Money Laundering Compliance and Sanctions. (a) No part of the funds used by Buyer to pay the Closing CEBARRA Purchase Price or the Closing CELSEPAR Purchase Price (including any adjustments thereto) has been or will be directly or indirectly derived from, or related to, any activity that contravenes any applicable Laws, including Anti-Corruption Laws. No other payment by Buyer to Sellers hereunder shall cause Sellers to be in violation of any applicable Laws that relate to the prohibition of money laundering and/or the financing of terrorism or other crimes. (b) Neither Buyer nor any of its Affiliates (i) has engaged in any activity or conduct which violates any Sanctions Laws, (ii) is, or is owned or controlled by, a Sanctioned Person, or (iii) is engaging in or has engaged in any dealing or transaction, or is a party to any Contract, involving any Sanctioned Person or Sanctioned Country, in each case, where such dealing, transaction or Contract would violate any Sanctions Laws. Buyer and its Affiliates have instituted and maintain policies and procedures designed to prevent violations of Sanctions Laws. Section 5.9 Solvency. No petition, notice or order has been presented or made, no resolution has been passed and no Action has been commenced for the bankruptcy, liquidation, winding-up or dissolution of Buyer. No receiver, trustee, custodian or similar fiduciary has been appointed over the whole or any part of the assets or income of Buyer. Buyer does not have any plans to or intention of, and has not received any notice that any other Person has any plan to or intention of, filing, making or obtaining any such petition, notice, order or resolution , commencing any such Action or seeking the appointment of a receiver, trustee, custodian or similar fiduciary. Section 5.10 Acknowledgment and Representations by Buyer. Buyer acknowledges and agrees that it (a) has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of the Company, and (b) has been furnished with or given access to such information about the Company and its business and operations as it has requested . In entering into this Agreement and the Ancillary Documents, Buyer has relied solely upon its own investigation and analysis and the representations and warranties of Sellers expressly contained in Article 3 and Article 4 (in each case, as qualified by the Disclosure Schedules), and Buyer, on its own behalf and on behalf of its Affiliates and each of its and their respective Representatives, acknowledges, Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

50 represents, warrants and agrees that, other than as set forth in this Agreement, none of Sellers, the Companies, the current owners and managers of the respective Companies, any of their respective Representatives or any other Person makes or has made any representation or warranty, either express or implied, (i) as to the accuracy or completeness of any of the information provided or made available to Buyer or any of its Affiliates or its or their respective Representatives prior to the execution of this Agreement (and has relied solely on such express representations and warranties in Article 3 and Article 4) or (ii) with respect to any projections, forecasts, estimates, plans, pro forma financial information or budgets of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows (or any component thereof) or future financial condition (or any component thereof) of each of the Companies or their respective businesses heretofore or hereafter delivered to or made available to Buyer or any of its Affiliates or its or their respective Representatives (and has relied solely on such express representations and warranties in Article 3 and Article 4). Without limiting the generality of the foregoing, Buyer, on its own behalf and on behalf of its Affiliates and each of its and their respective Representatives, acknowledges, represents, warrants and agrees that none of Sellers, the Companies, the current owners and managers of the respective Companies, any of their respective Representatives or any other Person (A) makes or has made, and shall not be deemed to be making or have made, any representations or warranties in the materials relating to the business, assets or liabilities of each of the Companies made available to Buyer, including due diligence materials, memoranda or similar materials, or in any presentation of the business of each of the Companies by management or other Representatives of any of the foregoing, any of their respective Affiliates or others in connection with the Transactions, and no statement contained in any such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by Buyer in executing, delivering and performing this Agreement and the Ancillary Documents or consummating the Transactions; or (B) will have or be subject to any liability to Buyer or any of its Representatives or any other Person resulting from the distribution to or use by Buyer or any of its Representatives of such due diligence materials, memoranda, projections, forecasts and other materials (including materials made available in “data rooms”), or of any information in any presentation of the business of each of the Companies by management or other Representatives of any of the foregoing, any of their respective Affiliates or others in connection with the Transactions, or of any discussion with respect to any of the foregoing. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available to Buyer and its Representatives are not and shall not be deemed to be or to include representations or warranties of any Seller, the Companies, any of their respective Representatives or any other Person, and are not and shall not be deemed to be relied upon by Buyer in executing, delivering and performing this Agreement and the Ancillary Documents or consummating the Transactions. Notwithstanding the foregoing, nothing contained in this Section 5.10 shall prevent or limit Buyer’s ability to make a claim against Sellers based on Fraud of Sellers, their Affiliates or Representatives. ARTICLE 6 COVENANTS Section 6.1 Conduct of Business of the Companies. Except (i) as contemplated by this Agreement, (ii) to the extent required by any applicable Law, (iii) as set forth on Schedule 6.1, (iv) as consented to in writing by Buyer (which consent shall not be unreasonably withheld, Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

51 conditioned or delayed) or (v) as would not cause either Company to breach or violate such Company’s Governing Documents, from and after the date hereof until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Sellers shall (A) cause the Company to (x) conduct its business in the ordinary course of business consistent with past practice in all material respects and (y) use commercially reasonable efforts to preserve intact its business organization and its present commercial relationships with employees, customers, suppliers and other Persons who have commercial relationships with the Company, and to keep available the services of its present officers and management-level employees and (B) cause the Company not to: CELSE; (a) modify or amend any of the Governing Documents of the Companies or of (b) issue, sell, pledge, encumber or grant any (i) Equity Interests in a Company or in CELSE, (ii) securities convertible into or exchangeable for any Equity Interests, or any options, warrants or rights to acquire any such Equity Interests or (iii) any “phantom” stock, “phantom” stock rights, stock appreciation rights, stock-based performance units or other securities the value of which is derived fromthe price or value of the Equity Interests in a Company or in CELSE; (c) adopt a plan or agreement of complete or partial liquidation or dissolution or any Company or CELSE; (d) acquire by merging or consolidating with, or by purchasing a substantial amount of Equity Interests in or substantial portion of the assets of, any Person or division thereof; (e) except to the extent required to comply with applicable Law or the terms of any Company Plan, (i) adopt, materially amend, increase benefits under, or terminate any Company Plan or otherwise take any action to amend or waive any performance or vesting criteria or accelerate the vesting, exercisability or funding under any Company Plan; or (iii) enter into any collective bargaining agreement or other agreements with labor organizations; (f) change its material accounting principles, methods, policies or procedures, except to the extent required to conform with IFRS or applicable Law; (g) other than in the ordinary course of business, sell, lease, assign, transfer or otherwise dispose of any of its material properties or assets, except with respect to (i) the Transmission Line Transfer, in case such Transmission Line Transfer is required to take place before Closing by applicable Law and (ii) properties or assets having a value no greater than R$10,000,000 individually or R$25,000,000 in the aggregate; (h) change its fiscal year; (i) amend in any material respect or terminate (other than by completion thereof) any Material Contract; (j) create, incur, assume, guarantee or otherwise become liable for any indebtedness for borrowed money in an amount in excess of R$25,000,000; provided that the Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

52 foregoing shall not prohibit any indebtedness for borrowed money under any of the Financing Documents (including, for the avoidance of doubt, draws under the CELSE Working Capital Facility); (k) make or change any material Tax election or settle or compromise any material Tax liability (other than the payment of Taxes or collection of refunds in the ordinary course of business), surrender any right to claim a Tax refund or consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment; (l) contribute, or cause to be contributed, amounts (whether structured as an equity contribution or a shareholder loan) to any of the Companies’ share capital in excess of R$50,000,000; (m) admit liability or otherwise terminate, pay or settle any Action against the Companies or any of their respective Subsidiaries, other than any termination, payment or settlement in the ordinary course of business that involves only the payment of money damages to be paid in full prior to the Closing of less than R$5,000,000 individually or in the aggregate and that does not involve any equitable relief or limitations on the conduct of any of the Companies or any of their respective Subsidiaries and which does not include any material findings or admission of wrongdoing by any of the Companies or any of their respective Subsidiaries; (n) enter into (or commit to enter into), amend in any material respect or terminate (other than by completion thereof) any Contract with a Related Party that would reasonably be expected to provide for the purchase or payment of more than R$10,000,000 in 2022; or (o) authorize, agree, resolve or consent to any of the foregoing. Notwithstanding anything to the contrary in this Agreement, (1) in no event shall any Seller be liable to Buyer for any breach of any of the covenants set forth in this Section 6.1 as a result of any action taken or not taken by the Company after the date of this Agreement which Sellers or their respective Affiliates (acting individually or together) do not have any right or power, whether under applicable Law or otherwise, to cause such Company to not take or take, as the case may be, and (2) the Companies may (and Sellers may cause the Companies to) take reasonable actions in compliance with applicable Law with respect to any operational emergencies, consistent with customary and prudent practices in industry in which such Company operates. Section 6.2 Tax and Accounting Matters. (a) Sellers shall cause the Companies and their respective Subsidiaries to prepare, or cause to be prepared, and file, or cause to be filed,at the time and in the manner required by applicable Law, all Tax Returns required to be filed with respect to the Companies and their respective Subsidiaries, respectively, for any Tax period ending on or before the Closing Date. All such Tax Returns shall be prepared and filed in accordance with past practices, except as required by applicable Law. Buyer shall cause the Companies and their respective Subsidiaries to prepare, or cause to be prepared, and file, or cause to be filed, at the time and in the manner required by Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

53 applicable Law, all Tax Returns required to be filed with respect to the Companies and their respective Subsidiaries for any Tax period ending after the Closing Date. (b) After the Closing, Buyer and Sellers shall, and shall cause their respective Affiliates to (i) assist Sellers or Buyer, as applicable, in preparing and filing any Tax Returns that Sellers or Buyer, as applicable, are responsible for preparing and filing in accordance with this Section 6.2, (ii) cooperate fully in preparing for any Tax audits or contests regarding any Tax Returns that may affect the Tax imposed on or with respect to the Companies or their Subsidiaries, (iii) make available to the other Party or Parties and to any Governmental Entity, as reasonably requested, all information, records and documents relating to Taxes of the Companies and their respective Subsidiaries and (iv) reasonably furnish the other Party or Parties with copies of all correspondence received from any Governmental Entity in connection with any Tax audits or contests relating to a period for which the other Party or Parties may have liability under this Section 6.2. (c) After the Closing, Sellers shall and shall use reasonable efforts to cause their respective controlled Affiliates to, (i) as reasonably necessary, assist and cooperate with Buyer and/or Buyer’s accountants, as applicable, in connection with any audit and accounting work relating to periods prior to the Closing Date; (ii) make available to Buyer, as reasonably requested, all information, records and documents relating to the Companies’ and their Subsidiaries’ accounting books and practices; and (iii) reasonably furnish Buyer with copies of all documents in connection with accounting matters, and in each case, at the sole cost and expense of Buyer. (d) Except as set forth in this Agreement, any Taxes arising in connection with this Agreement shall be borne by the Parties as provided for by applicable Law. Section 6.3 Access to Information. From and after the date hereof until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable notice, and subject to restrictions contained in any confidentiality agreement or Antitrust Laws to which the Companies are subject, Sellers shall (solely to the extent they or their Affiliates have the right to do so under the applicable Laws) provide to Buyer and its authorized Representatives during normal business hours reasonable access to the books and records of the Companies and their respective Subsidiaries (in a manner so as to not interfere with the normal business operations of the Companies and their respective Subsidiaries). All such information to which Buyer and its authorized Representatives are provided access shall be treated as confidential information pursuant to the terms of the Confidentiality Agreement, the provisions of wh ich are by this reference hereby incorporated herein. Notwithstanding anything to the contrary set forth in this Agreement, during the period from the date hereof until the Closing, neither the Companies nor any of their respective Affiliates shall be required to disclose to Buyer or any of its Representatives (a) any information (i) if doing so would violate any Contract or Law to which the Companies or any of their respective Affiliates is a party or is subject or which either Company reasonably determines upon the advice of counsel could result in the loss of the ability to successfully assert the attorney-client and work product privileges, (ii) if either Company or any of their respective Affiliates, on the one hand, and any of Buyer or any of its Affiliates, on the other hand, are adverse parties in an Action and such information is reasonably pertinent thereto, or (iii) if either Company or any of their respective Affiliates reasonably determines that such information should not be so disclosed due to its commercially sensitive nature, (b) any Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

54 information relating to Taxes or Tax Returns other than information relating to the Companies or their Subsidiaries, (c) any information contained in, or relating to or addressing matters contained in, any personnel file, human resources file or other employment-related file or information or (d) any information in relation to the sale of the Purchased Shares, except as may be otherwiserequired pursuant to this Agreement, or any other prior sale process involving the Companies or their Subsidiaries. Section 6.4 Efforts to Consummate. (a) Subject to the terms and conditions herein provided, each of Buyer and Sellers shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective as promptly as practicable the Transactions (including the satisfaction, but not waiver, of the Closing conditions set forth in Article 7), including (i) obtaining all consents, approvals and authorizations of all third parties necessary to consummate the Transactions, (ii) making all necessary registrations and filings with, and taking all steps as may be necessary to avoid an Action by, any Governmental Entity, (iii) defending any proceedings challenging this Agreement or the consummation of the Transactions (including seeking to avoid the entry of, or to have reversed, terminated or vacated, any order entered by any Governmental Entity), and (iv) executing and delivering any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement. Each of the Parties shall keep the other Parties reasonably apprised of the status of matters relating to the completion of the Transactions. The Parties shall reasonably cooperate with each other to furnish such necessary information and reasonable assistance as the other Parties may reasonably request in connection with obtaining all consents, approvals and authorizations of all Governmental Entities. To the extent not prohibited by applicable Law, each Party shall (A) promptly notify the other Parties, and, if in writing, furnish the other Parties with copies of (or, in the case of material oral communications, advise the other Parties orally of) any substantive communications from or with any Governmental Entity with respect to the Transactions, (B) permit the other Parties to review and discuss in advance, and consider in good faith the views of such other Parties in connection with, any proposed written (or any material proposed oral) communication with any such Governmental Entity, (C) not participate in any meeting with any such Governmental Entity unless it notifies the other Parties in advance and, to the extent permitted by such Governmental Entity, gives the other Parties the opportunity to attend and participate thereat, and (D) furnish the other Parties with copies of all correspondence, filings and communications (and memoranda setting forth the substance thereof) between it and any such Governmental Entity with respect to this Agreement and the Transactions. (b) Without limiting the generality of the provisions of Section 6.4(a), each of Buyer and Sellers shall make all appropriate filings and submissions required of such Party by any Governmental Entity with respect to the Transactions (including pursuant to any Antitrust Laws) promptly and in any event within fifteen (15) Business Days after the date of this Agreement and shall supply as promptly as practicable to the appropriate Governmental Entities any additional information and documentary material that may be requested by such Governmental Entities (including pursuant to any Antitrust Laws). All filing fees incurred in connection with any filing or submission required to be made with or to any Brazilian Governmental Entity hereunder and compliance with any Brazilian Antitrust Laws shall be borne by Buyer. Buyer and its Affiliates Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

55 shall not extend any waiting period or comparable period under any Antitrust Laws or enter into any agreement with any Governmental Entity not to consummate the Transactions, except with the prior written consent of each Seller. (c) Buyer shall have responsibility for preparing and filing all consents, approvals and authorizations from all Governmental Entities necessary to consummate the Transactions under Brazilian Antitrust Laws. In furtherance of the foregoing obligation, Buyer and Sellers shall discuss in good faith the actions that are necessary or advisable or as may be required by any Governmental Entity to avoid impediments under any Antitrust Law; provided, however, that neither Party shall be required to take any such actions to the extent they may adversely affect its respective activities and business or the activities and business of the Companies and their respective Subsidiaries, including, but not limited to, any actions relating to sale or disposal of any entity, operation, division, facility or involving the termination, amendment or assignment of assets or rights, before or after the Closing. Sellers shall, and shall cause their Affiliates to (i) cooperate fully with Buyer and shall provide to Buyer any and all necessary information and reasonable assistance as Buyer may reasonably request in connection with such filings, (ii) respond to any requests by any Governmental Entity for information provided that, to the extent permitted under applicable Law, such information is submitted on a confidential basis, and (iii) keep Buyer reasonably informed of any communication received by any of the Sellers or its Affiliates from or to any Governmental Entity, and of any communication received or given by any Seller or its Affiliates from or to a private party with respect to such proceedings, in each case in a manner that protects attorney-client or attorney work product privilege. (d) In furtherance and not in limitation of the foregoing, and notwithstanding any provision of this Agreement to the contrary, in the event that any Action by any Governmental Entity or other Person is commenced or threatened or any order is entered by any Governmental Entity that questions or challenges the validity or legality of the Transactions or otherwise seeks to prohibit, prevent, delay, interfere with or restrict consummation of the Transactions in accordance with the terms of this Agreement, or would reasonably be expected to do so, the Parties shall oppose fully and vigorously any such Action or order, including by defending through litigation any such Action or order, and vigorously pursuing all available avenues of administrative and judicial appeal in order to vacate, lift, reverse, overturn, settle or otherwise resolve any such Action or order as promptly as practicable. Section 6.5 Directors’ and Officers’ Insurance. (a) Buyer shall cause the Company to purchase and maintain in effect beginning on the Closing Date and for a period of six (6) years thereafter, without any lapses in coverage, a “tail” policy providing directors’ and officers’ liability insurance coverage for the benefit of those Persons who are covered by the Company’s directors’ and officers’ liability insurance policies as of the date hereof or at the Closing with respect to matters occurring prior to the Closing. Such policy shall provide coverage that is at least equal to the coverage in effect on the date of this Agreement under the Company’s directors’ and officers’ liability insurance policies; provided, however, that the Company may substitute therefor policies of at least the same coverage, with an insurance provider with an equivalent or higher credit rating issued by an internationally recognized ratings agency as the insurance provider of the directors’ and officers’ liability insurance policy of the Company as of the date hereof, containing terms and conditions Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

56 which are no less advantageous to the beneficiaries thereof so long as such substitution does not result in gaps or lapses in coverage with respect to matters occurring prior to the Closing Date. Within thirty (30) Business Days following the Closing, if applicable, Buyer shall deliver to Sellers evidence of Buyer’s subscription of such substitute insurance policy, together with evidence of the payment of the premium thereof. (b) Those Persons entitled to the insurance set forth in this Section 6.5 are intended to be third party beneficiaries of this Section 6.5. Section 6.6 Exclusive Dealing. During the period from the date of this Agreement through the earlier of the Closing Date or the termination of this Agreement in accordance with its terms (the “Exclusivity Period”), Sellers shall not, nor shall they permit any of their respective Representatives to, solicit any offer from, initiate or engage in any discussions or negotiations with, or provide any information to, any Person (other than Buyer and its Affiliates and Representatives) concerning any possible proposal regarding (a) a sale of the Purchased Shares or a sale of shares of the Companies’ Subsidiaries, (b) a merger, consolidation, liquidation, business combination, sale of all or substantially all of the Companies’ or their Subsidiaries’ respective assets or any similar transaction involving the Purchased Shares or (c) without Buyer’s consent, any other transaction undertaken to preclude or materially increase the difficulty of Buyer consummating the Transactions (each, an “Acquisition Transaction”). Sellers shall, and shall cause their respective Representatives to, immediately cease all discussions with third parties regarding an Acquisition Transaction, other than to inform, or cause its Representatives to inform, such third parties that it is not able to discuss, pursue or take any other action in furtherance of such proposals during the Exclusivity Period. If Sellers or any of their respective Representatives receive an inquiry or proposal from a third party regarding an Acquisition Transaction, Sellers shall, or shall cause their respective Representatives to, promptly (i) advise Buyer that such inquiry or proposal has been received and (ii) inform such third party that it is not able to discuss, pursue or take any other action in furtherance of such inquiry or proposal during the Exclusivity Period. Section 6.7 Documents and Information. After the Closing Date, Buyer shall, and shall cause the Company to, until the sixth (6th) anniversary of the Closing Date, retain all books, records and other documents (including Tax Returns, schedules, work papers and other material records or other documents relating to Taxes) pertaining to the Company’s business in existence on the Closing Date and make the same available, upon reasonable advance notice, for inspection and copying by any Seller (at such Seller’s expense) during normal business hours of the Company; provided, however, that if Buyer or the Company shall desire to dispose of any of such books, records or documents prior to the expiration of such six (6)-year period, Buyer shall, prior to such disposal, notify each Seller in writing and give each Seller a reasonable opportunity, at its own expense, to obtain copies of such books and records as such Seller may select. Section 6.8 Contact with Customers, Suppliers and Other Business Relations. During the period from the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, Buyer hereby agrees that it is not authorized to and shall not (and shall not permit any of its Representatives to) contact any employee, customer, supplier or distributor of either Company or any other Person with a material business relationship with either Company regarding the Companies, their respective business (including the Project) or the Transactions without the prior written consent of each Seller; Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

57 provided, however, that nothing contained herein shall prevent Buyer from maintaining contact with any customer, supplier, distributor or Person to the extent such contact already exists on the date hereof due to the business and activities of Buyer or any of its Affiliates. Section 6.9 Schedule Updates. (a) Sellers may, from time to time prior to the Closing, by notice in accordance with the terms of this Agreement, supplement or amend any of (i) the Disclosure Schedules solely with respect to the representations and warranties set forth in Article 4, or (ii) the Appendix A Disclosure Schedules solely with respect to the representations and warranties set forth in Appendix A (each, an “Update”), to include any matter that is or would have been required to be set forth or described in the Disclosure Schedules or the Appendix A Disclosure Schedule. (b) If (i) any such Update is in respect of an event that first occurred or any matter that first arose prior to the Lockbox Date, such Update shall not be deemed to have cured any breach that otherwise might exist or come to exist hereunder by reason of any matters reflected in such Update and shall not excludenor limit Buyer’s right for indemnification pursuant to Article 9 below in respect of any matters or events reflected in any Update, and (ii) any such Update is in respect of an event that first occurred or any matter that first arose on or after the Lockbox Date, and (x) Buyer determines reasonably and in good faith that any event or matter included in such Update constitutes an event or matter that has had a Material Adverse Effect, then Buyer shall have the right to terminate this Agreement within ten (10) Business Days from receipt of such Update or (y) Buyer does not validly terminate this Agreement within such ten (10) Business Day period in accordance with the foregoing clause (x), then all matters contained in such Update shall be deemed to have amended the Disclosure Schedules or the Appendix A Disclosure Schedules, as applicable, to qualify the representations and warranties set forth in Article 4 or Appendix A. For the avoidance of doubt, the representations and warranties set forth in Article 4 or Appendix A shall not be deemed to have qualified to the extent that the matters contained in an Update should have been set forth or described in the Disclosure Schedules or the Appendix A Disclosure Schedule as of the date hereof. Section 6.10 Confidentiality. The Parties acknowledge that this Agreement and the other Transaction Documents, the Transactions and the information provided by the Parties to each other in connection with the foregoing are subject to the Confidentiality Agreement and agree to comply with the Confidentiality Agreement in accordance with its terms, as if each Party was directly a party thereto. From and after the Closing, Buyer shall, and shall cause each of its Affiliates and its and their respective Representatives to, keep confidential and maintain in confidence all Transaction Documents and all proprietary or non-public information regarding Sellers and their Affiliates (other than the Companies). Section 6.11 Third Party Consents; Cooperation. (a) Buyer shall use its reasonable best efforts to obtain all consents, waivers or other approvals required under the applicable Material Contracts and Financing Documents in connection with the consummation of the Transactions, which consents, waivers and other approvals are described in Schedule 7.1 (collectively, the “Third Party Consents”). Without limiting the generality of the foregoing, the obligations of Buyer under this Section 6.11(a) shall Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

58 include, without limitation, (A) negotiating, agreeing to, and entering into amendments or modifications to the applicable Material Contract or Financing Document to reflect such consents, waivers or approvals, (B) agreeing to pay or causing the Companies to pay the consent or waiver fees and incurring the expenses described in the definition of Consent Fees and Expenses, providing replacement guarantees, indemnities, pledges, sureties, covenants, letters of credit or similar assurances or other credit support acceptable to the lenders under the Financing Documents (and providing financial information and other documentation reasonably requested by the relevant lenders or contractual counterparties in connection therewith), (C) making relevant directors, officers and employees of Buyer and its Affiliates available for such negotiations and communications with the lenders or contractual counterparties; (D) taking such actions as are reasonably requested by Sellers or the parties to the relevant Material Contracts or Financing Documents to facilitate the satisfaction on a timely basis of all conditions or requirements to obtaining the consents, waivers or other approvals required in connection with the consummation of the Transaction, including assisting with the preparation of disclosure documents, projections and similar documents in connection therewith; and (E) causing its independent auditors to reasonably cooperate in obtaining the Third Party Consents, including providing consent, on a customary basis, to Buyer to use their audit reports and, at the cost of Buyer, to provide any necessary “comfort letters” and to prepare and deliver other customary documents and instruments; provided, however, that any amendments or modifications required in connection with a Third Party Consent (i) shall be conditioned upon the occurrence of the Closing, and neither Buyer nor any of its Affiliates shall be required to incur any liability under any such amendments or modifications unless such liability is contingent upon the occurrence of the Closing; and (ii) shall not conflict with or violate Buyer’s Organizational Documents or any Law. (b) If and to the extent reasonably requested by Buyer in writing and at Buyer’s sole expense, Sellers shall, and shall cause each of the Companies and their respective Subsidiaries to, provide commercially reasonable cooperation to Buyer obtaining the Third Party Consents, including, to the extent reasonably requested by Buyer, by executing and delivering such customary notices, agreements, consents, documents or instruments necessary in connection therewith; provided that, (i) such requested cooperation does not unreasonably interfere with the ongoing operations of NFE Seller, Ebrasil Energia, the Companies or their respective Subsidiaries and (ii) none of Sellers, Ebrasil Energia, the Companies or their respective Subsidiaries shall be required to (A) pay any fee or commitment or take any action that would, or would reasonably be expected to, cause any of the foregoing to incur any liability, (B) take any action that could reasonably be expected to conflict with or violate such Person’s Organizational Documents or any Law, or result in the contravention of, a violation or breach of, or default under, any Contract (including this Agreement), (C) execute any documents or take any action relating to the Financing Documents or the Material Contracts that is not contingent upon the occurrence of the Closing or (D) take any action to the extent such action could reasonably be expected to cause any condition to the Closing set forth in Article 7 to fail to be satisfied. Buyer shall consult with Sellers and the Companies and consider in good faith the views of Sellers and the Companies prior to taking any action in connection with any Third Party Consents and shall share draft copies of all such consents, loan amendments or modifications for review and comment by Sellers. Section 6.12 Non Solicitation. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

59 (a) For a period commencing on the Closing Date until the two (2) year anniversary thereof, Sellers shall not, directly or indirectly, hire any officer, manager or other senior employee of any Company or its Subsidiaries that is employed by the Company or its Subsidiaries on the Closing Date or persuade any such officer, manager or other senior employee to leave employment or terminate its contractual relationship with any Company or its Subsidiaries, except as otherwise previously authorized in writing by Buyer or pursuant to clause (c) of this Section 6.12. (b) For a period commencing on the Closing Date until the two (2) year anniversary thereof, Buyer shall not, directly or indirectly, hire any officer, manager or other senior employee of any Seller or its Subsidiaries that is employed by the Seller or its Subsidiaries on the Closing Date or persuade any such officer, manager or other senior employee of any Seller or its Subsidiaries to leave employment or terminate its contractual relationship with any Seller or its Subsidiaries, except as otherwise previously authorized in writing by such Seller or pursuant to clause (c) of this Section 6.12. (c) Notwithstanding the foregoing, nothing herein shall prohibit a Party from (i) engaging in general solicitations of employment through advertisements or other means that are not directed specifically at such Persons, or (ii) soliciting or hiring any employee whose employment has been terminated by the other Party or its or their respective Affiliates following the signing of this Agreement. (d) Any party that breaches its obligations set forth in this Section 6.12 shall pay such other party a non-compensatory penalty equivalent to the higher of (i) R$1,000,000 and (ii) three (3) times the annual compensation of the solicited employee, taking into account the precedent fiscal year, which shall be paid by such breaching party within five (5) days as of the receipt of written notice of such from such non-breaching party. Section 6.13 Integration Planning. From the period commencing on the date the Antitrust Approval is obtained (or, if applicable, any waiting period (and any extensions thereof) is terminated or expired) and until the Closing Date, Sellers agree to cooperate reasonably with Buyer, at Buyer’s sole cost and expense, to ensure smooth transition and integration processes between Buyer and the Companies. Section 6.14 Buyer Shareholders’ Approval (a) As soon as possible after the date of this Agreement, Buyer shall, at its sole cost and expense, take all necessary actions to cause the satisfaction of the Closing condition set forth in Section 7.1(c). (b) Without limiting the generality of the foregoing, the obligations of Buyer under Section 6.14(a) shall include, without limitation, (A) giving the first call notice (primeira publicação do anúncio/edital de convocação) of the relevant shareholders’ meeting in connection with the Closing condition set forth in Section 7.1(c) as soon as reasonably possible, but in no event later than sixty (60) calendar days fromthe date hereof, with all documents required pursuant to the applicable Law prepared and disclosed to the market by the management of Buyer, including but not limited to the Annex G of Resolution 81/2022 of the Brazilian Securities Commission Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

60 (Comissão de Valores Mobiliários), management proposal and appraisal report provided under §1 of Article 256 of Law n.º 6,404/76, as amended; (B) calling, convening and holding any meeting advisable or necessary for the satisfaction of the Closing condition provided in Section 7.1(c) in any other instance of governance of a statutory or contractual nature (including statutory members and prior meetings); and (C) making relevant directors, officers and employees of Buyer and its Affiliates available for any clarification reasonably requested by Buyer’s shareholders in connection with the relevant shareholders’ meeting for the approval of the Transaction. (c) Sellers shall, and shall cause each of the Companies and their respective Subsidiaries to, provide access to commercially reasonable information that is necessary to Buyer prepare the supporting documents in connection with Buyer shareholders’ meeting to resolve on the approval of the Transaction, including providing the information in relation to Sellers and their Affiliates which is required under Annex G of Resolution 81/2022 of the Brazilian Securities Commission (Comissão de Valores Mobiliários). (d) Parties hereby acknowledge that the Approving Shareholders have executed and delivered to Sellers the Voting Commitments contemporaneously with the execution of this Agreement. (e) It is expressly understood and agreed by Buyer that Buyer may in no event claim any reduction to or review of the consideration paid or to be paid to sellers in connection with the purchase and sale of the Purchased Shares due to the requisite appraisal report provided under §1 of Article 256 of Law n.º 6,404 or any other valuation assessment prepared or delivered to Buyer and/or Buyer shareholders in connection with the Buyer shareholders’ meeting to resolve on the approval of the Transaction. Section 6.15 Financing (a) Within sixty (60) days of the date hereof (the “Financing Period”), Buyer shall deliver, or cause to be delivered, to the Sellers (i) correct and complete fully executed copies of Financing Agreements from one or more recognized banks in form and substance reasonably satisfactory to the Sellers (the “Financing Sources”) pursuant to which, and on the terms and subject to the conditions thereof, the Financing Sources thereunder shall lend and or provide financing, the proceeds of which, taken together with the amount of unrestricted cash on hand of Buyer, and/or of any of Buyer’s wholly owned Subsidiaries, shall be sufficient to pay the Closing Purchase Price together with all costs and expenses of Buyer incurred in connection herewith (such financing proceeds, the “Required Funding Amount”) (the “Financing”); or (ii) evidence in form and substance reasonably satisfactory to Sellers that Buyer has otherwise raised the Required Funding Amount and that such funds are available to Buyer free of any Lien (“ Proof of Funds”, and, together with the Financing, the “Funding Confirmation”). (b) If Buyer fails to deliver, or fails to cause to be delivered, the Funding Confirmation prior to the expiration of the Financing Period, then Sellers shall have the right to terminate this Agreement by written notice to Buyer effective five (5) days after the date Sellers provide such notice, provided, however, that, prior to the expiration of such five (5) day period, Buyer may request that Sellers consent to extend the Financing Period to reflect then-ongoing concrete and documented efforts on the part of Buyer to secure the Funding Confirmation, and if Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

61 Buyer reasonably demonstrates to Sellers that it has acted diligently in seeking such Funding Confirmation and that such Funding Confirmation can reasonably be expected to be obtained no later than ten (10) days after the expiration of such five (5) day period, then Sellers shall not unreasonably withhold such consent. Notwithstanding the foregoing, if Buyer fails to deliver, or fails to cause to be delivered, the Funding Confirmation within ninety (90) days from the date hereof, then Sellers shall have the right to terminate this Agreement by written notice to Buyer with immediate effect at any time in their sole and absolute discretion. (c) Subject to the terms and conditions of the Financing Agreements, the aggregate proceeds from the Financing, together with cash on hand or other available capital resources of Buyer shall, in the aggregate, be sufficient to enable Buyers to deliver and make payment of (i) the aggregate Closing CEBARRA Purchase Price, (ii) the aggregate CELSEPAR Purchase Price, and (iii) any and all expenses incurred by Buyer in connection with this Agreement and any and all other amounts payable by Buyer in connection with the Closing. (d) Subject to the terms and conditions of this Agreement and the applicable terms and conditions of the Financing Agreements, Buyer shall obtain the proceeds of the Financing on the terms and conditions described in the Financing Agreements and shall comply with its obligations, and enforce its rights, under the Financing Agreements, and shall give Sellers prompt written notice of any material breach (or alleged or purported breach) by any party to the Financing Agreements of which Buyer has become aware or any termination (or alleged or purported termination) of the Financing Agreements. Buyer shall not permit any material amendment or modification to, or any waiver of any material provision or remedy under, the Financing Agreements if such amendment, modification, waiver or remedy (x) reduces the aggregate amount of the Financing, (y) adds new conditions or amends the existing conditions to the drawdown of the Financing or (z) is adverse to the interests of Sellers, in each case, in any material respect. Buyer shall take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to (i) maintain in effect the Financing, (ii) satisfy on a timely basis all conditions in the Financing Agreements that are within its control and (iii) consummate the Financing at or prior to Closing. Buyer shall keep Sellers reasonably informed in reasonable detail, in writing, of the status of its efforts to arrange the Financing and material developments in respect of the financing process relating to this transaction. Buyer shall as promptly as reasonably practicable provide to Sellers copies of all executed and substantially final draft Financing Agreements. From and after the date of this Agreement, Buyer shall give Sellers notice promptly: (x) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any breach or default) by Buyer or any of its Affiliates or any other party to any Financing Agreement, of any provision of such Financing Agreement; (y) of the receipt by Buyer or any of its Affiliates or representatives of any written notice from any Person with respect to any actual or potential breach, default, termination or repudiation by any party to any Financing Agreement of any provision of any Financing Agreement; and (z) if Buyer or any of its Affiliates believe in good faith that: (1) there is a dispute or disagreement between or among any parties to any Financing Agreement with respect to the Financing that would reasonably be expected to delay or prevent the consummation of the transactions contemplated hereby; or (2) it is reasonably likely that it will not be able to obtain all or any portion of the Financing on the terms, in the manner or from the sources contemplated by the Financing Agreement. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

62 (e) Notwithstanding the foregoing clauses (a) through (d) of this Section 6.15, compliance by Buyer with this Section 6.15 shall not relieve Buyer of its obligation to consummate the transactions contemplated by this Agreement whether or not the Financing is available. (f) Prior to the Closing, Sellers shall, and shall cause Companies and their respective officers, employees, Representatives and advisors to, use commercially reasonable efforts to provide to Buyer (i) such cooperation with the Financing as may be reasonably requested by Buyer, and (ii) all documents and/or information reasonably requested by Buyer in order to support any process to be carried out by Buyer to raise the Required Funding Amount (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of Sellers or their Affiliates); provided, that, no Seller or any of its Affiliates shall be required to pay any commitment or other similar fee or incur any other liability in connection with the Financing; provided, further, that irrespective of the above, no obligation of the Companies under any certificate, document or instrument shall be effective until the Closing, and the Companies shall not be required to take any action under any certificate, document or instrument that is not contingent upon the Closing or that would be effective prior to the Closing, and the Companies shall not be required to issue any offering document before the Closing Date. Buyer acknowledges and agrees that none of the Sellers, the Companies or any of their respective Affiliates or any of their respective directors, officers, employees, representatives and advisors (including legal, financial and accounting advisors) shall have any responsibility for, or incur any liability to any Person under or in connection with, the arrangement of the Financing or any alternative financing that Buyer may raise in connection with the transactions contemplated by this Agreement. Buyer shall be solely responsible and liable for the form and contents of any documents in connection with the Financing. Section 6.16 DC Energia Corporate Reorganization (a) Each DC Energia Seller shall, and shall cause their respective Affiliates to, as soon as practicable following the date hereof, but not later than the Business Day immediately preceding the Closing Date (the “Limit Date”), carry out, and causeto be carried out, at DC Energia Sellers’ sole cost and expense, all actions necessary, proper or advisable (subject to applicable Laws) to consummate the DC Energia Corporate Reorganization in accordance with the Ebrasil Seller-to-Buyer Indemnity Agreement, including the preparation, filing, registration or delivery of filings, registrations, and other documents and obtaining of all approvals necessary to consummate the DC Energia Corporate Reorganization on or before the Limit Date in accordance with Section 6.16; provided, that each DC Energia Seller shall, and shall cause its Affiliates to, keep Buyer and NFE Seller informed at all times of the status of the DC Energia Corporate Reorganization; (b) If the DC Energia Corporate Reorganization is consummated on or before the Limit Date in accordance with Section 6.16, and, provided that by such Limit Date, the DC Energia Sellers have delivered to Buyer and NFE Seller copies of the documents and approvals related to DC Energia Corporate Reorganization described in the DC Energia Reorganization Steps thereby evidencing its consummation, the Parties hereby agree that: Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

63 (i) The DC Energia Shares shall be finally considered for purposes of this Agreements as the “Ebrasil Purchased Shares”, and Buyer shall directly acquire from each DC Energia Seller the DC Energia Shares at Closing pursuant to Section 2.1(d); and (ii) The representations and warranties set forth in Article 3 shall be read and construed for all purposes of this Agreement as made individually by NFE Seller, with respect to solely itself, and in no event in respect to any DC Energia Seller or Ebrasil Energia, and the representations and warranties of DC Energia Sellers, shall be those set forth in Appendix A. (c) In the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with Section 6.16, it is expressly agreed by the Parties that: (i) The Ebrasil CEBARRA Shares and the Ebrasil CELSEPAR Shares shall be finally considered for purposes of this Agreements as the “Ebrasil Purchased Shares”, and Buyer shall directly acquire from Ebrasil Energia the Ebrasil CEBARRA Shares and the Ebrasil CELSEPAR Shares at Closing pursuant to Section 2.1(e); (ii) The representations and warranties set forth in Article 3 shall be read and construed for all purposes of this Agreement as made severally and not jointly (and not jointly and severally) by each of NFE Seller and DC Energia Seller; (iii) Appendix A, Appendix A Disclosure Schedules and Section 2.1(d), shall be rendered ineffective for all purposes of this Agreement; and (iv) after all conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) have been satisfied or waived by the applicable Party, neither Buyer, NFE Seller, DC Energia Sellers or Ebrasil Energia may refuse to proceed with Closing. (d) Without prejudice to the foregoing, each of Ebrasil Energia and DC Energia Sellers hereby acknowledges and agrees that in no event shall the consummation of DC Energia Corporate Reorganization be construed or interpreted as a condition to Closing, therefore, in the event that the DC Energia Corporate Reorganization is not consummated on or before the Limit Date in accordance with the DC Energia Reorganization Steps: (i) after all conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) have been satisfied or waived by the applicable Party, neither Buyer, NFE Seller, DC Energia Sellers or Ebrasil Energia may refuse to proceed with Closing; and (ii) Buyer shall not be entitled to claim the failure to consummate the DC Energia Corporate Reorganization as a breach of this Agreement that would impair or prevent the satisfaction of the condition to Closing set forth in Section 7.2(b). (e) DC Energia Sellers shall be entitled to carry out any direct or indirect sale, assign or transfer, of Ebrasil Energia’s Shares and DC Energia Shares without any prior consent Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

64 from NFE Seller and/or Buyer, provided and to the extent that, in each case, any such direct or indirect sale, assign or transfer of Ebrasil Energia’s Shares or DC Energia Shares (a) shall not delay or impair the consummation of the DC Energia Corporate Reorganization; (b) shall be carried out exclusively amongst DC Energia Sellers; and (c) shall be informed by the DC Energia Sellers to both NFE Seller and Buyer in writing prior to Closing. ARTICLE 7 CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS Section 7.1 Conditions to the Obligations of Buyer and Sellers. The respective obligation of each Party to consummate the Transactions is subject to the satisfaction or, waiver by Buyer and Sellers at or prior to the Closing of the following conditions: (a) The applicable Governmental Entity approvals or consents required by the Antitrust Approvals shall have been obtained (or, if applicable, any waiting period (and any extensions thereof) in respect of any such Antitrust Approval shall have been terminated or shall have expired). (b) Each of the consents and approvals set forth on Schedule 7.1 (the “Required Additional Approvals”) shall have been obtained, made or given. (c) The Transaction shall have been approved by Buyer’s General Meeting of Shareholders in the form of Article 256 of Federal Law 6,404/76 (as amended). (d) No Law, order, ruling or injunction issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the Transactions shall be in effect. Section 7.2 Other Conditions to the Obligations of Buyer. The obligation of Buyer to consummate the Transactions is subject to the satisfaction or, if permitted by applicable Law, waiver by Buyer of the following further conditions: (a) The representations and warranties of each Seller: (i) (A) in the event that the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, set forth in Section 3.1 (Organization), Section 3.2 (Authority), Section 3.3 (Purchased Shares), Section 3.6 (Brokers), Section 4.1 (Organization and Qualification), Section 4.2(a) and (b) (Capitalization), and Section 4.5 (clause (b) only) (Absence of Changes) and, (B) in the event that the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, (x) solely with respect to the DC Energia Sellers, set forth in Section A.1 (Authority) and Section A.2 (Purchased Shares) of Appendix A, and Section 4.1 (Organization and Qualification), Section 4.2(a) and (b) (Capitalization), and Section 4.5 (clause (b) only) (Absence of Changes), of this Agreement, and (y) solely with respect to the NFE Seller, set forth in Section 3.1 (Organization), Section 3.2 (Authority), Section 3.3 (Purchased Shares), Section 3.6 (Brokers), Section 4.1 (Organization and Qualification), Section 4.2(a) and (b) (Capitalization), and Section 4.5 (clause (b) only) (Absence of Changes), as applicable, shall be true and correct in all respects as of the Closing Date (except to the extent such representations and warranties Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

65 expressly relate to an earlier date, in which case such representations and warranties need only be true and correct in all respects on and as of such earlier date); and (ii) (A) in the event that the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, set forth in Article 3 and Article 4 not referenced in clause (i) above and, (B) in the event that the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, (x) solely with respect to the DC Energia Sellers, set forth in Appendix A and not referenced in clause (i), and (y) solely with respect to NFE Seller, set forth in Article 3 and Article 4 not referenced in clause (i) above, as applicable, shall be true and correct (without regard to any “materiality”, “Material Adverse Effect” or similar materiality qualifiers) as of the Closing Date as though made on and as of the Closing Date, except (1) to the extent such representations and warranties are made on and as of a specified date, in which case the same shall continue on the Closing Date to be true and correct as of the specified date, and (2) where the failure of such representations and warranties to be true and correct (without regard to any “materiality”, “Material Adverse Effect” or similar materiality qualifiers) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Each Seller shall have performed and complied in all material respects with all covenants required to be performed or complied with by it pursuant to this Agreement at or prior to the Closing. (c) At or prior to the Closing, each Seller (or the applicable Seller) shall have delivered (or caused to be delivered) to Buyer each of the documents set forth in Section 2.2(f). Section 7.3 Other Conditions to the Obligations of Sellers. The obligation of each Seller to consummate the Transactions is subject to the satisfaction or, if permitted by applicable Law, waiver by such Seller of the following further conditions: (a) The representations and warranties of Buyer set forth in Article 5 shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations and warranties are made on and as of a specified date, in which case the same shall continue on the Closing Date to be true and correct as of the specified date, in each case, except where the failure of such representations and warranties to be true and correct would not reasonably be expected to prevent or materially delay the consummation of the Transactions by Buyer. (b) Buyer shall have performed and complied in all material respects with all covenants required to be performed or complied with by it pursuant to this Agreement at or prior to the Closing. (c) Sellers shall have received evidence, in form and substance reasonably satisfactory to the applicable Seller or Sellers, of the release of Sellers and/or their applicable Affiliates, effective as of or immediately prior to the Closing, from all liability under each of the guarantees, letters of credit, support agreements, and similar credit support documents set forth on Schedule 7.3(c) (the “Credit Support Release Documents”). Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

66 (d) At or prior to the Closing, Buyer shall have paid or delivered (or caused to be paid or delivered), as applicable, each of the payments and documents set forth in Section 2.2(e). ARTICLE 8 TERMINATION Section 8.1 Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing: (a) by mutual written consent of the Parties; (b) by Buyer, if any Seller shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of either of the Closing conditions set forth in Section 7.2(a) or Section 7.2(b) and (ii) cannot be cured by such Seller by the Long-Stop Date or, if capable of being cured, shall not have been cured (A) within forty-five (45) calendar days following receipt of written notice from Buyer stating Buyer’s intention to terminate this Agreement pursuant to this Section 8.1(b) and the basis for such termination, or (B) if earlier, by the Long-Stop Date; provided, however, that Buyer shall not have the right to terminate this Agreement pursuant to this Section 8.1(b) if it is then in material breach of any of its representations, warranties, covenants or other agreements hereunder such that it would give rise to the failure of either of the Closing conditions set forth in Section 7.3(a) or Section 7.3(b); (c) by Sellers acting jointly, if Buyer shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of either of the Closing conditions set forth in Section 7.3(a) or Section 7.3(b) and (ii) cannot be cured by Buyer by the Long-Stop Date or, if capable of being cured, shall not have been cured (A) within forty-five (45) calendar days following receipt of written notice from Sellers stating their intention to terminate this Agreement pursuant to this Section 8.1(c) and the basis for such termination or (B) if earlier, by the Long- Stop Date; provided, however, that Sellers shall not have the right to terminate this Agreement pursuant to this Section 8.1(c) if any Seller is then in material breach of any of its representations, warranties, covenants or other agreements hereunder such that it would give rise to the failure of either of the Closing conditions set forth in Section 7.2(a) or Section 7.2(b); (d) by Buyer, if the Closing shall not have occurred on or prior to (i) the date that is two hundred seventy (270) days from the date hereof (the “Long-Stop Date”); provided; however, that Buyer shall not have the right to terminate this Agreement pursuant to this Section 8.1(d) if Buyer is then in material breach of any of its representations, warranties, covenants or other agreements hereunder such that it would give rise to the failure of either of the Closing conditions set forth in Section 7.3(a) or Section 7.3(b); provided further, that if as of the Long- Stop Date all of the Closing conditions set forth in Article 7 have been satisfied, other than those Closing conditions that by their nature are to be satisfied at the Closing and the Closing condition set forth in Section 7.1(a), the Parties may, by mutual written agreement, extend the Long-Stop Date by up to sixty (60) days; Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

67 (e) by Sellers acting jointly, if the Closing shall not have occurred on or prior to the Long-Stop Date; provided, however, that Sellers shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if any Seller is then in material breach of any of its representations, warranties, covenants or other agreements hereunder such that it would give rise to the failure of either of the Closing conditions set forth in Section 7.2(a) or Section 7.2(b); provided further, that if as of the Long-Stop Date all of the Closing conditions set forth in Article 7 have been satisfied, other than those Closing conditions that by their nature are to be satisfied at the Closing and the Closing condition set forth in Section 7.1(a), the Parties may, by mutual written agreement, extend the Long-Stop Date by up to sixty (60) days; (f) by Buyer or Sellers acting jointly, if any Governmental Entity shall have issued any Law, order, or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Transactions and such order, decree or ruling or other action shall have become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to a Party if the issuance of such final and non- appealable order, decree or ruling was primarily due to the failure of such Party (and, in the case of a termination by Buyer, the failure by Buyer) to have complied with its obligations under this Agreement, including under Section 6.4; (g) by Sellers if (A) the conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied or waived, (B) Sellers have irrevocably confirmed in writing to Buyer that (i) the conditions set forth in Section 7.1 and Section 7.3 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing) or that Sellers agree to waive any unsatisfied conditions in Section 7.1 or Section 7.3, and (ii) Sellers are ready, willing and able to consummate the transactions contemplated hereby,and (C) Buyer fails to consummatethe Transaction within three (3) Business Days following the later of (i) the delivery of such notice referred to in the foregoing clause (B) or (ii) the date the Closing is required to have occurred pursuant to Section 2.1; (h) by Buyer, upon written notice to Sellers, after the expiration of the ten (10) Business Day period in accordance with Section 6.9; (i) by Sellers, (i) upon the failure of Buyer to deliver the Funding Confirmation in accordance with Section 6.15(b) or (ii) in accordance with Section 6.15(e), in the event that any portion of the Financing becomes unavailable; (j) automatically, if the Transaction is not approved by the Buyer’s General Meeting of Shareholders in accordance with Section 7.1(c); or (k) by Buyer if (A) the conditions set forth in Section 7.1 and Section 7.3 (other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied or waived, (B) Buyer has irrevocably confirmed in writing to Sellers that (i) the conditions set forth in Section 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing) or that Buyer agrees to waive any unsatisfied conditions set forth in Section 7.2, and (ii) Buyer is ready, willing and able to consummate the transactions contemplated hereby, and (C) any of the Sellers fails to consummate the Transaction within three (3) Business Days Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

68 following the later of (i) the delivery of such notice referred to in the foregoing clause (B) or (ii) the date the Closing is required to have occurred pursuant to Section 2.1. Section 8.2 Effect of Termination. (a) In the event of the termination of this Agreement pursuant to Section 8.1, written notice thereof shall be given to the other Party or Parties specifying the provision hereof pursuant to which such termination is made and the circumstances on which such termination is based, and this Agreement shall upon receipt of such notice become null and void and have no further force or effect (and there shall be no liability or obligation on the part of any Party or their respective officers, directors or equityholders) with the exception of (i) the provisions of this Section 8.2, Article 9 and Article 10, each of which provisions shall survive such termination and remain valid and binding obligations of the Parties and (ii) any liability of any Party for any willful and material breach of this Agreement prior to such termination. If for any reason this Agreement is terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect. (b) In the event that this Agreement is terminated (i) by Sellers pursuant to Section 8.1(c), Section 8.1(g) or Section 8.1(i), or by Buyer pursuant to Section 8.1(d) at a time when the Sellers would have been permitted to terminate this Agreement pursuant to Section 8.1(c), Section 8.1(g) or Section 8.1(i), or (ii) pursuant to Section 8.1(j), a termination fee equal to R$300,000,000 (the “Buyer’s Termination Fee”), without any withholding or Tax reduction, shall become due and payable by Buyer. (c) In the event that this Agreement is terminated (i) by Buyer pursuant to Section 8.1(b) or Section 8.1(k), or (ii) by Sellers pursuant to Section 8.1(e) at a time when the Buyer would have been permitted to terminate this Agreement pursuant to Section 8.1(b) or Section 8.1(k), a termination fee equal to R$250,000,000 in the aggregate (the “ Sellers’ Termination Fee”), without any withholding or Tax reduction, shall become due and payable by Sellers. (d) Within three (3) Business Days following any such termination, (i) in the event that the Buyer’s Termination Fee is payable in accordance with Section 8.2(b), Buyer shall pay (or cause to be paid) to each Seller, as applicable, by wire transfer of immediately available funds to an account designated in writing by such Seller, as applicable, such Seller’s Allocable Portion of the Buyer’s Termination Fee, or (ii) in the event that the Sellers’ Termination Fee is payable in accordance with Section 8.1(c), each Seller shall pay (or cause to be paid and in accordance with each Seller’s Allocable Portion) to Buyer, by wire transfer of immediately available funds to an account designated in writing by Buyer, the Sellers’ Termination Fee. It is hereby acknowledged and agreed that the Buyer’s Termination Fee or the Sellers’ Termination Fee, as applicable, shall be in addition to and not in lieu of the Parties’ rights and remedies provided under this Agreement and applicable Law, including, but not limited to, the Parties’ right to seek indemnification for Losses incurred in connection with a breach of the other Parties’ obligations hereunder pursuant to Article 9. No purported termination of this Agreement by (x) Buyer without payment of the Buyer’s Termination Fee in circumstances where Buyer is obligated pursuant to Section 8.2(b) to pay such Buyer’s Termination Fee or (y) Sellers without payment of the Sellers’ Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

69 Termination Fee in circumstances where Sellers are required to pay such Sellers’ Termination Fee pursuant to Section 8.2(c), shall be valid. (e) In the event that the Transaction is validly terminated pursuant to Section 8.1(j), the amount of the Buyer’s Termination Fee payable by Buyer to Sellers shall be net of the aggregate amount of any termination payments actually received by Sellers pursuant to the Voting Commitments. ARTICLE 9 INDEMNITY Section 9.1 Seller’s Indemnity. In the event that (a) the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, NFE Seller and Ebrasil Energia shall, severally and not jointly, or (b) the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, NFE Seller, on the one hand, and the DC Energia Sellers (collectively, on a joint and several basis amongst the DC Energia Sellers), on the other hand, shall severally and not jointly, in each case, in accordance with the other provisions set forth in this Agreement, indemnify and hold Buyer and its Affiliates (including, from and after the Closing, the Companies) (“Buyer Indemnifiable Parties”) harmless from all and any Losses incurred by a Buyer Indemnifiable Party arising of, resulting from or related to : (a) any violation or inaccuracy of any representation or warranty provided by such Seller in Article 3 and Article 4; (b) any breach or non-compliance with any covenant of such Seller contained herein; (c) any Fraud on the part of such Seller; and (d) the Arbitral Proceeding ICC 25033/PFF filed by SAPURA Energy do Brasil Ltda. and SAPURA Energy BHD against CELSE (“SAPURA Claim”), and any Action arising therefrom, in connection therewith, that may replace it, and/or discussing, in total or partially, the same subject matter(s), fact(s), and/or event(s). Section 9.2 Buyer’s Indemnity. Buyer shall, in accordance with the other provisions set forth in this Agreement, indemnify and hold harmless, in the event that (a) the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, NFE Seller and its Affiliates and Ebrasil Energia and its Affiliates, or (b) the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, NFE Seller and its Affiliates, on the one hand, and the DC Energia Sellers and their respective Affiliates, on the other hand in each case (“Seller’s Indemnifiable Parties”) from any and all Losses incurred by such Seller’s Indemnifiable Party arising of, resulting from or related to: Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

70 (a) any breach or inaccuracy of any representations or warranties provided by Buyer in Article 5 above; (b) any breach or non-compliance with any covenant of Buyer contained herein; and (c) any Fraud on the part of Buyer. Section 9.3 SAPURA Claim (a) Subject to the terms provided herein, in the event that CELSE effectively receives any payments or indemnities arising from the SAPURA Claim, upon a final award or decision or settlement, that definitely terminates the SAPURA Claim and any and all requests made by the parties thereto or in connection therewith, such payment or indemnity net of all (i) Losses incurred by CELSE in connection with Section 9.1(d), if any; (ii) Taxes paid or payable by CELSE as a result of the receipt of any such payment or indemnity, if any; and (iii) costs or expenses incurred by CELSE in relation thereto, that have not been otherwise directly paid or reimbursed by Sellers pursuant to Section 9.5(b)(iv) (“SAPURA Claim Credit”), shall be paid by Buyer to Sellers pursuant to Section 9.3(b) (“SAPURA Claim Potential Credit”), provided that, for the avoidance of doubt, a Buyer Indemnified Party shall not be entitled to make an indemnification claim for Losses incurred by CELSE in connection with Section 9.1(d) that have already been accounted for in the calculation of the SAPURA Claim Potential Credit. (b) The SAPURA Claim Potential Credit shall be (A) paid to the Sellers, in accordance with each Seller’s Allocable Portion, within thirty (30) days from the date it becomes available to CELSE and (B) treated by the Buyer and Sellers for applicable Tax purposes as additional purchase price amounts, paid for the NFE Purchased Shares or Ebrasil Purchased Shares. Any payment made to NFE Seller in this respect shall be reduced by any Brazilian Withholding Tax, IOF Tax (Imposto sobre Operações Financeiras) levied on the conversion of BRL into USD and on the applicable international wire transfer of funds, fees, costs and expenses incurred by Buyer in the form of Section 2.4(a) above. (c) Parties hereby agree that in no event shall Buyer or any of its Affiliates (including, as of Closing, CELSE) be entitled to offset the SAPURA Claim Credit with any amount payable by Sellers to Buyer or any of its Affiliates pursuant to this Agreement or otherwise deduct from the SAPURA Claim Credit any amount payable or owed by Sellers to Buyer or any of its Affiliates. Section 9.4 Limits to the Indemnity Obligation. An Indemnifying Party’s obligation to indemnify an Indemnifiable Party hereunder shall be subject to the following limitations: (a) a “Loss” indemnifiable hereunder shall include, to the extent there is an effective disbursement of cash, all losses, damages, liabilities, settlement amounts, obligations, assessments, payments, costs and expenses, interest, penalties or fines (including court costs and reasonable, documented attorneys’ fees); provided that (i) the amount to be indemnified shall be equivalent to the amount of the Loss actually incurred and disbursed by the Indemnifiable Party Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

71 (ii) in no event shall Losses include any loss of profits, revenues or opportunities, moral, exemplary, diminution in value, reputational or punitive damages, or indirect, consequential or incidental Losses incurred, regardless of the form of action through which such damages are sought; and (iii) there shall be no Losses to the extent they result from, or are in the nature of, accounting revaluation of assets, rights, liabilities or provisions; (b) Any amounts payable pursuant to this Article 9 shall be paid without duplication of recovery, and in no event shall an Indemnifiable Party be entitled to indemnification hereunder more than once for the same Loss on any grounds, including by reason of a breach of more than one representation or warranty, covenant or obligation, or as captured by any adjustment to the purchase price or recoverable under any specific indemnity, as applicable; (c) Other than in respect of obligations to indemnify pursuant to Section 9.1(d) (SAPURA Claim), the obligation to indemnify will arise only from Losses whose individual amount exceeds R$175,000 (“De Minimis Threshold”); provided that (i) any Loss whose individual amount is equal to or less than the De Minimis Threshold will not be indemnified; (ii) subject to Section 9.4(d), if such amount is exceeded in relation to any Claim, the Indemnifying Party will be responsible for the entire amount; and (iii) any series of Losses of the same nature and arising from the same events or circumstances will be considered at their added value for the purpose of calculating whether such Losses exceed the De Minimis Threshold; (d) Other than in respect of obligations to indemnify pursuant to Section 9.1(d) (SAPURA Claim), the obligation to indemnify will only become due if and to the extent the total amount of Losses incurred by Buyer Indemnified Parties or Seller Indemnified Parties, as applicable, individually or together with all other Individual Losses that exceed the De Minimis Threshold, exceeds R$1,750,000 (“Basket”); provided that (i) once the amount of Losses incurred by Buyer Indemnified Parties or Seller Indemnified Parties, as applicable, individually or together with all other individual Losses that exceed the De Minimis Threshold, exceeds the Basket, the full amount of Losses taken in consideration for purposes of verifying that the Basket has been reached shall be indemnified by the Indemnifying Party and (ii) if the Indemnifying Party’s obligation to indemnify has expired without the Basket being reached, no amount of the indemnifiable Losses then reached shall be paid by the Indemnifying Party to the Indemnifiable Party. (e) In no event shall the maximum amount of Losses indemnifiable by (i) Buyer pursuant to this Article 9 exceed one hundred percent (100%) of the Base Purchase Price, (ii) a Seller pursuant to this Article 9 in connection with a breach of Sellers’ Fundamental Representations exceed such Seller’s Allocable Portion of the Base Purchase Price, and (iii) a Seller pursuant to Section 9.1(a) (other than for a breach of Sellers’ Fundamental Representations) exceed such Seller’s Allocable Portion of an amount equal to ten percent (10%) of the Base Purchase Price; provided, however, that in no event shall the amount of a Seller’s obligation to indemnify the Buyer in accordance with the foregoing clauses (ii) and (iii) exceed such Seller’s Allocable Portion of the Base Purchase Price; and (f) The obligation to indemnify under this Article 9 shall expire on the third (3rd) anniversary of the Closing Date, except for (i) in connection with a breach of obligations which the term established in a specific law is shorter, in which case such term shall be applied; Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

72 (ii) pursuant to Section 9.1(a) or Section 9.2(a) in connection with a breach of Sellers’ Fundamental Representations or Buyer Fundamental Representations, in which case the obligation to indemnify shall remain in full force and effect until the expiration of the applicable statute of limitations; (iii) pursuant to Section 9.1(c) or Section 9.2(c) in connection with a claim for Fraud, in which case the obligation to indemnify shall remain in full force and effect until the expiration of the applicable statute of limitations (as applicable, the “Survival Period”); (iv) pursuant to Section 9.1(a) in connection with a breach of Sellers’ representations and warranties set forth in Section 4.8 (Tax Matters), in which case the obligation to indemnify shall remain in full force and effect until the sixth (6th) anniversary of the Closing Date; and (v) pursuant to Section 4.13 (Environmental Matters), in which case the obligation to indemnify shall remain in full force and effect until the fifth (5th) anniversary of the Closing Date; provided that (A) notwithstanding the Survival Period, Sellers’ obligation to indemnify pursuant to Section 9.1(d) (SAPURA Claim) shall survive with respect to such claim until a final and unappealable court decision (or unappealable arbitral award) has been issued in respect thereof; and (B) if notice in writing of a claim related to an indemnifiable Loss has been provided by the applicable Indemnifiable Party in accordancewith the terms hereof on or prior to the applicable Survival Period for such claim, then the obligation to indemnify under this Article 9 shall survive with respect to such claim until such claim is finally resolved in accordance with the terms of this Article 9. Section 9.5 Indemnity Procedures. (a) Direct Claims. If any Indemnifiable Party suffers any Loss subject to indemnification under this Article 9, but which is not due to a Third Party’s Claim (as defined below) (“Direct Claim”), the Parties shall take the following measures: (i) Direct Claim Notice. The Indemnifiable Party shall send written notice to the Indemnifying Party of a Direct Claim (“Direct Claim Notice”), within sixty (60) days from the date on which the Indemnifiable Party first became aware of the event that caused such Loss. The Direct Claim Notice shall (x) describe the relevant Direct Claim and the circumstances, events, facts, obligations, Claims, documents, information or matters that resulted in the Direct Claim concerned, the good faith estimated Loss and the method of calculation of such amount (if its calculation is possible), (y) make reference to the applicable provision in this Agreement under which indemnification is sought, and (z) be accompanied by copies of all documents related to the Direct Claim and to the Loss. (ii) Response to Direct Claim. Each Indemnifying Party shall respond to the Direct Claim Notice within fifteen (15) Business Days of the receipt of such notice, stating whether it agrees or disagrees with the content of the Direct Claim Notice and the resulting indemnification obligation. (A) If an Indemnifying Party expressly acknowledges its responsibility for the payment of the Loss concerned and agrees with the amount provided in the Direct Claim Notice, such Indemnifying Party shall pay the Indemnifiable Party the indemnity claimed, as provided for in Section 9.5(c). If an Indemnifying Party disputes only part of the amount claimed in the Direct Claim Notice, the uncontested amount will become due by such Indemnifying Party and shall be paid to the Indemnifiable Party as provided for in Section 9.5(c). Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

73 (B) If an Indemnifying Party fails to timely respond to the Direct Claim Notice or disputes all or a portion of a Direct Claim Notice or amount of Losses set forth therein, such Indemnifying Party and the Indemnifiable Party shall negotiate in good faith and attempt to reach agreement on the disputed Loss within ten (10) Business Days of such Indemnifying Party’s response to the Direct Claim Notice or the expiration of the fifteen (15) Business Day period for sending such response (if no response was sent). If such Indemnifying Party and the Indemnifiable Party do not reach an agreement within such ten (10) Business Day period, either such Indemnifying Party or the Indemnifiable Party may submit such dispute to arbitration in accordance with Section 10.14. (b) Third Party’s Claim. In the event that any claim is filed, commenced or given by a third party (a “Third Party”) against an Indemnifiable Party in relation to an indemnifiable Loss (“Third Party’s Claim”), the Parties shall take the following measures: (i) Third Party’s Claim Notice. The Indemnifiable Party shall notify the Indemnifying Party(ies) in writing of the relevant Third Party’s Claim within fifteen (15) Business Days of the date on which the Indemnifiable Party became aware of the applicable Third Party’s Claim, or on a date that gives the Indemnifying Party(ies) a period corresponding to half of the statutory period for responding or defending against said Third Party’s Claim (“ Third Party’s Claim Notice”), whichever is shorter. The Third Party’s Claim Notice shall (x) describe the relevant Third Party’s Claim and the circumstances, events, facts, obligations, claims, documents, information or matters that resulted in the Third Party’s Claim concerned, the good faith estimated Loss and the method of calculation of such amount (if its calculation is possible), (y) make reference to the applicable provision in this Agreement under which indemnification is sought, and (z) be accompanied by documents related to such Third Party’s Claim. (ii) Response to Third Party’s Claim. The Indemnifying Party(ies) shall respond to the Third Party’s Claim Notice within at most seven (7) days as from the date of receipt of the Third Party’s Claim Notice sent by the Indemnifiable Party, or within a period that allows the Indemnifiable Party to have a term corresponding to, at least, one-third (1/3) of the legal term established for the answer to or defense against such Claim counted from the date of delivery of the Notice of Third Party Claim, whichever is shorter, stating whether it agrees or disagrees with the applicable Third Party’s Claim Notice and the amount of indemnifiable Losses set forth therein, and if it intends to take control of the defense of the corresponding Third Party’s Claim (“ Response to Third Party’s Claim” and such period, the “Third Party Claim Response Period”). Failure to promptly respond to a Third Party’s Claim Notice by any Indemnifying Party will not be considered as an acceptance by such Indemnifying Party of the obligation to indemnify the Loss resulting from the respective Third Party’s Claim, but shall be deemed to waive such Indemnifying Party’s right to conduct the defense of the Third Party’s Claim. (A) If any Indemnifying Party fails to timely respond to a Third Party’s Claim Notice or disputes all or a portion of a Third Party’s Claim Notice or amount of Losses set forth therein, such Indemnifying Party and the Indemnifiable Party shall negotiate in good faith and attempt to reach agreement on the disputed Loss within ten (10) Business Days of such Indemnifying Party’s response to the Third Party Claim Notice or the expiration of the Third Party Claim Response Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

74 Period. If such Indemnifying Party and the Indemnifiable Party do not reach an agreement within such ten (10) Business Day period, either such Indemnifying Party or the Indemnifiable Party may submit such dispute to arbitration in accordance with Section 10.14. (B) If an Indemnifying Party’s Response to Third Party’s Claim accepts the obligation to indemnify set forth in the Third Party’s Claim Notice and elects to take over the defense of a Third Party’s Claim, it shall do so through lawyers of its choice and at its expense (including as applicable for the purposes of presenting any collaterals, bonds and insurances required to be offered in the context or for purposes of conduction of such defense (garantia do juizo)), and the Indemnifiable Party shall cooperate with the Indemnifying Party in such defense (including with the granting of ad judicia powers to the attorney appointed by the Indemnifying Party and the availability of any documents and information that are reasonably requested for adequate defense); provided that (1) in the case where there is more than one the Indemnifying Party, an Indemnifying Party may only take over the defense of such Third Party Claim where all applicable Indemnifying Parties have timely accepted to its obligation to indemnify set forth in the Third Party’s Claim Notice and such defense is conducted as agreed among the applicable Indemnifying Parties and (2) the Indemnifying Party(ies) shall allow the Indemnifiable Party to participate in such defense directly or through a lawyer appointed by the Indemnifiable Party(ies) (jointly, in the case of multiple Indemnifying Parties) (provided that the costs and expenses of such attorney are borne by the Indemnifiable Party). (C) If the Indemnifying Party(ies) (jointly, in the case of multiple Indemnifying Parties) chooses to conduct the defense of a Third Party’s Claim and is contesting it in good faith through appropriate procedures, (i) the Indemnifiable Party will not assume any liability, or pay, enter into an agreement, be bound or release in connection with such Third Party’s Claim without the prior written consent of the Indemnifying Party(ies) (which shall be delivered jointly in the case of multiple Indemnifying Parties) (and any Losses incurred by the Indemnifiable Party without such consent shall not be subject to indemnification hereunder); (ii) the Indemnifying Party(ies) may (jointly, in the case of multiple Indemnifying Parties) enter into any settlements or other agreements with respect to such Third Party’s Claim without the prior written consent of the Indemnifiable Party, provided that (A) the Indemnifying Party(ies) undertakes to pay the total amount of Losses in connection with such settlement or agreement, (B) such settlement or other agreement provides for the unconditional release of the Indemnifiable Party(ies) from all liability related to such Third Party’s Claim and (C) such settlement or other agreement does not impose or involve any assumption of guilt or any regulatory or criminal consequence to the Indemnifiable Party(ies). (D) Whether or not the Indemnifying Party(ies) shall have assumed the defense of a Third Party’s Claim, the Indemnifiable Party shall not admit any liability to, or settle, compromise or discharge (including the consent to entry of any judgment with respect thereto) any such Third Party’s Claim without Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

75 the prior written consent of the Indemnifying Party(ies) (which consent shall not be unreasonably denied or withheld). No Indemnifying Party shall be obligated to indemnify the Indemnifiable Party for any Losses incurred in violation of this clause (D). (E) If the Indemnifying Party(ies) does not take over the defense of a Third Party’s Claim, the Indemnifiable Party shall adopt the measures and take the actions that the Indemnifiable Party(ies), at its (or their) sole discretion, (jointly, in the case of multiple Indemnifying Parties) deems convenient at the time in relation to the answer or defense against the Third Party Claim and any such measures or actions shall not impair or limit the Indemnifiable Party’s right to claim indemnification from the Indemnifying Party(ies) in relation to Losses arising from the Third Party Claim, subject to the provisions of item (D) above. (iii) Obligation to Mitigate and Minimize Losses. The Parties agree to use their best efforts, upon becoming aware of any fact that may reasonably be expected to give rise to a Loss or the occurrence of a Loss, to mitigate and minimize, in good faith and to the extent possible, the actual Loss to be incurred by the Indemnifiable Party. (iv) Procedures with respect to SAPURA Claim. Sellers shall be responsible for continuing to conduct the defense of the claims referred to in Section 9.1(d) and for bearing any and all related costs, fees and expenses (including as applicable for the purposes of presenting any assets, collaterals, bonds and insurances required to be offered in the context or for purposes of conduction of such defense (garantia do juízo)). Buyer shall have the right to appoint legal counsel of its choice and at its expense to participate in the defense. The Parties agrees to render to each other such assistance and cooperation as may reasonably be required to ensure the proper and adequate defense of such claim. Provisions of Sections 9.5(b)(ii)(B) and 9.5(b)(ii)(C) shall apply to such claims. Following the Closing Date, Sellers may keep using the legal counsels already involved in the SAPURA Claim and may jointly determine the strategy to be adopted for such defense. Sellers may, at any time, require the revocation of any power of attorney granted by Companies to the respectivelegal counsel and requirethe grant of a new power of attorney to a new legal counsel to be appointed by Sellers, jointly, at their sole expenses. Buyer hereby agrees to cause the Companies to cooperate with the Sellers by granting Sellers access to all information required for the proper conduct of the SAPURA Claim, as well as promptly granting limited ad judicia powers to attorney(s) appointed by Sellers, pursuant to the form attached hereto as Exhibit D. Buyer hereby agrees that Sellers shall have the right to make all decisions regarding the SAPURA Claim in their sole discretion, including but not limited to the right to settle the SAPURA Claim for any amount, the right to appeal or not to appeal any judgment or order, the right to select counsel, and the right to determine litigation strategy, provided, further, that in case the settlement of the SAPURA Claim is subject to any approval by CELSE and/or any of Buyer’s Affiliates, Buyer shall vote, and shall cause any of its Affiliates to vote, to approve such settlement at the relevant meeting of CELSE or any other meeting in connection with such approval. For the avoidance of doubt, any settlement of the SAPURA Claim is subject to and shall comply with the provisions of Section 9.5(b)(ii)(C). (c) Payment of Indemnity. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

76 (i) Any payment of indemnity shall be made by an Indemnifying Party to the Indemnifiable Party within ten (10) Business Days of: (i) a final and unappealable court decision (or unappealable arbitral award) has been issued ordering the payment of the applicable Loss in relation to a Third Party Claim, or that an agreement has been homologated and finalized regarding a Third Party Claim in which such Indemnifying Party has agreed in writing with its obligation to indemnify and the amount to be paid; (ii) a final and unappealable arbitral decision pursuant Section 10.14 in respect of any dispute regarding a Party’s indemnification obligations hereunder; or (iii) the mutual written agreement of such Indemnifying Party and Indemnifiable Party with respect to any amounts payable hereunder. (ii) If any amount is actually indemnified, reimbursed or received (in whole or in part) by the Indemnifiable Party or its Affiliates in connection with a Loss, including through any insurance policy and/or for values actually recovered f rom Third Parties regarding the Loss, such amount shall be deducted from the amount to be indemnified by the applicable Indemnifying Party, in a way that the Indemnifiable Party will not be indemnified for the same Loss twice. In the event that any such amount has been received by the Indemnifiable Party or its Affiliates after the indemnity has been paid by an Indemnifying Party, the former shall reimburse the latter for the total amount of such amounts received (except for the amount that the amounts received exceed the indemnity paid by such Indemnifying Party), net of taxes incurred by the Indemnifiable Party or its respective Affiliate as a result of the receipt of such amounts, within ten (10) Business Days as of the receipt of such amounts by the Indemnifiable Party or Affiliate. (iii) The payments provided for in this Article 9 shall be made by an Indemnifying Party to the Indemnifiable Party by wire transfer of to an account specified in writing by the Indemnifiable Party. Any untimely payment by any Party in relation to amounts due under this Article 9 will be subject to (x) a late payment interest at the rate of one percent (1%) per month of delay, calculated pro rata per day accrued from (and excluding) the date such amount should have been paid to (and including) the date on which such amount has been actually paid, and (y) a one-time fine of two percent (2%) levied on the amount of defaulting payment. ARTICLE 10 MISCELLANEOUS Section 10.1 Entire Agreement; Assignment. This Agreement, together with all Exhibits and Disclosure Schedules hereto, as the same may from time to time be amended, modified, supplemented, or restated in accordance with the terms hereof, and together with the Confidentiality Agreement, (a) constitute the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and (b) shall not be assigned by any Party (whether by operation of Law or otherwise) without the prior written consent of Buyer and each Seller, except that, (i) Buyer may assign this Agreement to a Buyer’s Subsidiary, provided that Buyer remains at all times jointly and severally liable with such Buyer’s Subsidiary for any and all Buyer’ obligations set forth in this Agreement, and (ii) effective after the Closing, Buyer may assign this Agreement to any parties providing the Financing pursuant to the terms thereof for purposes of creating a security interest herein or otherwise assign as collateral in respect of such Financing; provided, however, that no such assignment shall release Buyer from any Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

77 liability or obligation under this Agreement. . Any attempted assignment of this Agreement not in accordance with the terms of this Article 10 shall be void. Section 10.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) if delivered personally, on the date of delivery, (b) if delivered by email, upon confirmation of receipt, or (c) if delivered by a recognized next-day courier service, on the first (1st) Business Day following the date of dispatch. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice. To Buyer: Eneva S.A. Praia de Botafogo, n.º 501, 4º andar, parte – Botafogo CEP 22250-040 - Rio de Janeiro -/RJ Attention: Marcelo Campos Habibe E-mail: marcelo.habibe@eneva.com.br with a copy (which shall not constitute notice to Buyer) to: Campos Mello Advogados Avenida Presidente Juscelino Kubitschek, 1.455, 12º andar, Vila Nova Conceição CEP 04543-011 – São Paulo/SP Attention: Fabiano Gallo and Oduvaldo Lara Júnior E-mail: fabiano.gallo@cmalaw.com; olara@cmalaw.com To Sellers: LNG Power Limited 111 West 19th Street, 8th Floor New York, New York 10011 Attention: Cameron MacDougall; Andrew Dete E-mail: legal@newfortressenergy.com; adete@newfortressenergy.com and Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

78 Ebrasil Energia Ltda. Avenida Antônio de Goes, 60, JCPM Trade Center Building, conj. 801-E Recife, PE, 51010-000, Brazil Attention: Dionon Cantareli Lustosa Jr. and Carlos Wilson Ribeiro E-mail: cantareli@ebrasilenergia.com.br; carlos.wilson@ebrasilenergia.com.br with a copy (which shall not constitute notice to any Seller) to: Milbank LLP 55 Hudson Yards New York, NY 10001 Attention: Dan Bartfeld and Dean Sattler E-mail: dbarfeld@milbank.com; dsattler@milbank.com and Stocche Forbes Advogados Avenida Brigadeiro Faria Lima, 4100, 9º e 10º andar – Vila Olímpia São Paulo - SP, 04538-132, Brazil Attention: Guilherme Forbes and Emilio Gallucci E-mail: gforbes@stoccheforbes.com.br; egallucci@stoccheforbes.com.br and Dionon Cantareli Avenida Antônio de Goes, 60, JCPM Trade Center Building, conj. 801-C Recife, PE, 51010-000, Brazil Attention: Dionon Cantareli Lustosa Jr. E-mail: cantareli@ebrasilenergia.com.br To Ebrasil Eletricidade: Eletricidade do Brasil S.A. – EBRASIL Avenida Antônio de Goes, 60, JCPM Trade Center Building, Cj. 801 -D, Recife, Pernambuco, 51010-000, Brazil Attention: Dionon Cantareli Lustosa Jr. and Carlos Wilson Ribeiro E-mail: cantareli@ebrasilenergia.com.br; carlos.wilson@ebrasilenergia.com.br Section 10.3 Fees and Expenses. Except as otherwise set forth in this Agreement, whether or not the Transactions are consummated, all fees and expenses (including, for the avoidance of doubt, the fees and expenses to be borne by Buyer in accordance with Section 6.4), incurred in connection with the this Agreement and the Transactions, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

79 Section 10.4 Press Releases and Announcements. Each Party will, and will cause its Affiliates and Representatives to, maintain the confidentiality of the material terms of this Agreement and will not, and will cause its Affiliates and Representatives not to, issue or cause the publication of any press release or other public announcement with respect to the economic terms of the Transactions without the prior written consent of the other Parties, which consent will not be unreasonably withheld, conditioned or delayed; provided, however, that a Party may, without the prior consent of any other Party, issue or cause publication of any such press release or public announcement to the extent that such Party reasonably determines, after consultation with legal counsel, such action to be required by applicable Law or by any Governmental Entity, in which event such Party will use commercially reasonable efforts to allow the other Parties reasonable time to comment on such press release or public announcement in advance of its issuance. Nothing in this Section 10.4 will prevent any Party or any of its Affiliates that is a private equity or other investment fund from making customary non-public disclosures regarding the material terms of this Agreement to its investors or prospective investors. Section 10.5 Construction; Interpretation. The term “this Agreement” means this Agreement together with all Disclosure Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposesof construing or enforcing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party, and no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of its authorship of any provision of this Agreement. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Disclosure Schedules and Exhibits, and not to any particular section, subsection paragraph, subparagraph or clause contained in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) all references to Articles, Sections, Exhibits or Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) references to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; (i) references to any Person include the successors and permitted assigns of that Person; (j) the word “day” means calendar day unless Business Day is expressly specified, and (k) references to “ R$” or BRL are to Brazilian Reais. If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first (1st) succeeding Business Day thereafter. Any reference to “ordinary course of business” shall be deemed to include any action taken, or omitted to be taken, that reasonably relates to, or reasonably arises out of, COVID-19 Measures. “Sellers” shall mean, (a) in the event that the DC Energia Corporate Reorganization has not been consummated on or before the Limit Date in accordance with Section 6.16, NFE Seller and Ebrasil Energia, severally and not jointly, and (b) in the event that the DC Energia Corporate Reorganization has been consummated on or before the Limit Date in accordance with Section 6.16, NFE Seller, on the one hand, and the DC Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

80 Energia Sellers, on the other hand (collectively, on a joint and several basis amongst the DC Energia Sellers pro rata in accordance with their Ebrasil Proceeds Allocation Proportions), severally and not jointly. “Related Parties” shall have the definition established in Brazilian GAAP. Section 10.6 Exhibits and Schedules. All Exhibits and Schedules, or documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement. The specification of any dollar amount in the representations or warranties contained in this Agreement or the inclusion of any specific item in any Schedule is not intended to imply that such amounts, or higher or lower amounts or the items so included or other items, are or are not material, and no Party shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy as to whether any obligation, items or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning given to such term in this Agreement. Section 10.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns and, except as provided in Section 6.5, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Section 10.8 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if an y term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transaction are consummated as originally contemplated to the greatest extent possible. Section 10.9 Amendment. Subject to applicable Law and Section 10.10, this Agreement may only be amended or modified by a written agreement executed and delivered by duly authorized officers of Buyer and each Seller. Any purported amendment by any Party effected in a manner which does not comply with this Section 10.9 shall be void. Section 10.10 Extension; Waiver. At any time prior to the Closing, Sellers may (a) extend the time for the performance of any of the obligations or other acts of Buyer contained herein, (b) waive any inaccuracies in the representations and warranties of Buyer contained herein or in any document, certificate or writing delivered by Buyer pursuant hereto or (c) waive compliance by Buyer with any of the agreements or conditions contained herein. At any time prior to the Closing, Buyer may (i) extend the time for the performanceof any of the obligations or other acts of Sellers contained herein, (ii) waive any inaccuracies in the representations and warranties of Sellers contained herein or in any document, certificate or writing delivered by Sellers pursuant Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

81 hereto or (iii) waive compliance by Sellers with any of the agreements or conditions contained herein. Any agreement on the part of any Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. Any waiver of any te rm or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights. Section 10.11 Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts (including by electronic means), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or .pdf shall be as effective as delivery of a manually executed and delivered counterpart to this Agreement, including an electronic signature platformnot accredited by the Brazilian Public Key Infrastructure (ICP-Brasil) and without certificate of digital signature, pursuant to Article 10, § 2, of Provisional Measure nº 2.200-2/2001, through the “DocuSign” or a similar platform, such signature being accepted and admitted as valid by the Parties, and shall have the same legal ef fects as if a hard copy had been signed, pursuant to Law No. 13,874/2019 and Decree No. 10,278/2020, and agree not to object to its validity, content, authenticity or integrity. Section 10.12 Knowledge of Sellers. For all purposes of this Agreement, the phrase “to the knowledge of such Seller” and any derivations thereof shall mean as of the applicable date, the actual knowledge (and shall in no event encompass constructive, imputed or similar concepts of knowledge) of the individuals set forth on Schedule 10.12, none of whom shall have any personal liability or obligations regarding such knowledge. Section 10.13 Governing Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the Laws of Brazil, without regard to any choice or conflict of law principle, provision or rule that would require the application of the Laws of any other jurisdiction. Section 10.14 Dispute Resolution. Any and all disputes, claims or controversies arising out of, or directly or indirectly related to this Agreement, among them those related to its existence, validity, effectiveness, enforceability, interpretation, compliance, default or extinction, even if not involving all the Parties (“Dispute”), shall be definitively resolved by arbitration administered by the International Chamber of Commerce (the “Chamber”), which shall administer and conduct the arbitration procedure in accordance with its Arbitration Rules (“Rules”), and with Brazilian Law No. 9,307, of September 23, 1996. (a) The arbitral tribunal shall be composed of three (3) arbitrators (the “Arbitral Tribunal”). The claimant(s), on one side, and the respondent(s), on the other side, shall choose its respective arbitrator, according to the Rules, and the arbitrators appointed by the Parties shall collectively and in mutual consent appoint a third arbitrator, who shall be the Chairman of the Arbitral Tribunal. If the arbitrators appointed by the Parties fail to appoint the Chairman of the Arbitral Tribunal, the President of the Chamber will make this appointment in accordance with the Rules. (b) All arbitrator(s) shall speak and write English fluently and have knowledge of the applicable Law. Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

82 (c) The arbitration shall be held in the City of São Paulo, State of São Paulo, Brazil. If the Parties or the Arbitral Tribunal, however, deem necessary, the practice of acts (such as taking of evidence or conduction of hearings) in a different place than the seat of arbitration, the Arbitral Tribunal shall determine, with justification, the practice of acts in other locations. (d) The arbitration award shall be definitive and shall bind the Parties, their successors and assignees. The Parties expressly waive any type of appeal against the arbitration award, except the request for correction of material error or clarification of obscurity, doubt, contradiction or omission of the arbitration award, as provided in article 30 of Brazilian Law No. 9,307, of September 23, 1996. The decisions shall be taken by majority of votes. (e) The arbitration shall be conducted and settled in accordance with the Laws of the Federative Republic of Brazil. (f) The Parties establish that the official language of the arbitration shall be English. (g) All costs and expenses of the arbitral proceedings shall be allocated between the Parties in accordance with the Rules, provided that all expenses such as contractual attorney fees, party-appointed experts’ fees, general expenses, party-appointed translator’s fees and any other costs incurred by a Party to defend its case in arbitration shall be borne by such Party. (h) Any of the Parties is entitled to file with the competent judicial authority any injunction or preliminary relief needed. Such filing shall not affect the existence, validity and effectiveness of the arbitration agreement, nor will represent any waiver of the arbitration and the enforceability of the arbitral awards. Notwithstanding the foregoing, the merits of the dispute shall be the full and exclusive competence of the Arbitral Tribunal. Once the Arbitral Tribunal is constituted, it shall have the power to maintain, terminate, modify or extend the contents of the injunction of preliminary relief granted. (i) Unless the Parties expressly agree in writing stating otherwise and unless required by applicable Law, the Parties, their respective representatives, the witnesses, experts, technical assistants, secretaries of the Chamber and the Arbitration Tribunal undertake, as general principle, to keep confidential the existence, content and all the reports and awards pertinent to the arbitration procedure, along with all material used therein and created for the purposes pertinent to it, as well as other documents produced by the other Party during the arbitration procedurewhich in other way are not of public domain – except if and to the extent that this disclosure might be required from a Party, as a consequence of a legal duty, seeking protection or legal right, execution or questioning of a decision in legal procedures in good faith before a judicial authority. (j) For the measures provided in Section 10.14(h) above, for any action brought to compel submission of a controversy related to this Agreement to arbitration, for the enforcement of any decisions of the Arbitral Tribunal and for the enforcement of the arbitration award, the Parties elect the exclusive venue of the Judicial District of São Paulo, State of São Paulo, except if such court does not have competent jurisdiction over the matter. Section 10.15 Remedies. Any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

83 upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their respective obligations under the provisions of this Agreement in accordancewith their specific terms or otherwise breach such provisions. It is accordingly agreed that, prior to the valid termination of this Agreement pursuant to Section 8.1, the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, to the extent permitted by Law, without posting a bond or undertaking, this being in addition to any other remedy to which they are entitled at Law or in equity; it being understood that the Parties shall be entitled to specific performance of the other Parties’ obligation to pay the Buyer’s Termination Fee or the Sellers’ Termination Fee (as the case may be) pursuant to Section 8.2. Section 10.16 No Offset. Except as expressly provided for in this Agreement, no Party shall have any right to offset against any amount payable hereunder to the other Party or Parties or any of such Party’s Affiliates or Parties’ respective Affiliates, or otherwise reduce any amount payable hereunder as a result of, any amount owing by the other Party or Parties or any of its or their respective Affiliates to such Party or any of its Affiliates. Section 10.17 Non-Recourse. Notwithstanding anything in this Agreement to the contrary, Buyer acknowledges and agrees that no Person who is not a Party, including any past, present or future director, officer, agent, employee or other Representative of any Seller, any past, present or future shareholder, partner or member of any Seller or any Affiliate, successor or assignee of any of the foregoing Persons (collectively, the “Non-Recourse Parties”), in each case solely in such Person’s capacity as such, shall have any liability (whether in contract or in tort, at Law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement or any of the Ancillary Documents (as the case may be) or for any claim based on, in respect of, or by reason of this Agreement or any of the Ancillary Documents (as the case may be) or the negotiation or execution hereof or thereof, and Buyer hereby waives and releases all such liabilities, claims and obligations against all such Non-Recourse Parties, in each case solely in such Person’s capacity as such. In addition, nothing in this Agreement (including this Section 10.17) shall limit the liability of any Person in the event of Fraud by a Seller with respect to the making of any of such Seller’s representations and warranties in Article 3 or Article 4 (in each case, for the avoidance of doubt, as qualified by the Disclosure Schedules), but in each such case if and only to the extent such Person had actual (as opposed to imputed or constructive) knowledge of such Fraud prior to the execution of this Agreement. Non -Recourse Parties are expressly intended as third party beneficiaries of this Section 10.17. Section 10.18 Several Obligations of Sellers. Notwithstanding anything in this Agreement to the contrary, any provision of this Agreement which is expressed to bind or be an obligation of Sellers shall bind and be an obligation of each of them severally, but not jointly (and not jointly and severally), and any reference to “Sellers” in this Agreement shall be construed as a reference to each Seller individually and severally (and thus not jointly or jointly and severally), in each case unless otherwise expressly provided (including as set forth in Section 10.21). Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

84 Section 10.19 Waiver of Conflicts. Recognizing that each of Milbank LLP and Stocche Forbes Advogados has acted as legal counsel to Sellers prior to the Closing, and that Milbank LLP and Stocche Forbes Advogados intend to act as legal counsel to Sellers after the Closing, each of Buyer and Sellers hereby waives, on its own behalf and agrees to cause its Affiliates to waive, any conflicts that may arise in connection with Milbank LLP or Stocche Forbes Advogados representing Sellers after the Closing as such representation may relate to Buyer, the Company or the Transactions. In addition, all communications involving attorney-client confidences between Sellers, their respective Affiliates or the Company and Milbank LLP or Stocche Forbes Advogados in the course of the negotiation, documentation and consummation of the Transactions (the “Privileged Communications”) shall be deemed to be attorney-client confidences that belong solely to Sellers and their respective Affiliates (and not the Company). Accordingly, the Company shall not, without Sellers’ consent, have access to any Privileged Communications, or to the files of Milbank LLP or Stocche Forbes Advogados relating to its engagement, whether or not the Closing shall have occurred. Without limiting the generality of the foregoing, upon and after the Closing, (a) Sellers and their respective Affiliates (and not the Company) shall be the sole holders of the attorney-client privilege with respect to the Privileged Communications and the related engagement, and the Company shall not be a holder thereof, (b) to the extent that files of Milbank LLP or Stocche Forbes Advogados in respect of such engagement constitute property of the client, only Sellers and their respective Affiliates (and not the Company) shall hold such property rights and (c) neither Milbank LLP nor Stocche Forbes Advogados shall have any duty whatsoever to reveal or disclose any such Privileged Communications or files to the Company by reason of any attorney-client relationship between Milbank LLP or Stocche Forbes Advogados and the Company or otherwise. Notwithstanding the foregoing, in the event that after the Closing a dispute arises between Buyer or its Affiliates (including the Company), on the one hand, and a third party (other than any Seller), on the other hand, Buyer and its Affiliates (including the Company) may assert the attorney-client privilege to prevent disclosure of Privileged Communications to such third party; provided, however, that neither Buyer nor any of its Affiliates (including the Company) may waive such privilege without the prior written consent of Sellers. Section 10.20 DC Energia Sellers’ Representative. (a) The DC Energia Sellers have delivered on the date hereof to Buyer and the NFE Seller a copy of the power of attorney granted jointly by the DC Energia Sellers to DC Energia Sellers’ Representative whereby the DC Energia Sellers’ Representative was appointed to be the exclusive proxy, representative, agent and attorney-in-fact of each of the DC Energia Sellers, with full power of substitution, to make all decisions and determinations and to act and execute, deliver and receive all documents, instruments and consents on behalf of the DC Energia Sellers at any time, in connection with, and that may be necessary or appropriate to accomplish the intent and implement the provisions of this Agreement, including delivering all documents that are required to be performed and delivered by each DC Energia Seller at closing. By executing this Agreement, the DC Energia Sellers’ Representative accepts such appointment, authority and power. Without limiting the generality of the foregoing, pursuant to the power of attorney referred to above, the DC Energia Sellers’ Representative shall have the power to take any of the following actions on behalf of such DC Energia Sellers: (i) to give and receive notices, communications and consents under this Agreement; (ii) to waive any provision of this Agreement; (iii) to investigate, defend, contest or litigate any pending or threatened Action; (iv) to receive process on behalf of any or all DC Energia Sellers in any such Action; (v) to negotiate, enter into settlements and compromises Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

85 of, resolve and comply with orders of courts and awards of arbitrators or other third -party intermediaries with respect to any disputes under this Agreement or in connection with the transactions contemplated hereby; (vi) to make, execute, acknowledge and deliver all such other agreements, guarantees, orders, receipts, endorsements, notices, requests, instructions, certificates, stock powers, letters and other writings, and, in general, to do any and all things and to take any and all action that the DC Energia Sellers’ Representative, in its sole and absolute discretion, may consider necessary, proper or convenient in connection with or to carry out the activities described in this Agreement and the transactions contemplated hereby; (vii) to execute any and all documents in connection with the sale, transfer or otherwise disposal of the Purchased Shares to Buyer, including but not limited to the deed of transfer of the Purchased Shares in the corporate books of each Company; and (viii) execute and deliver, or cause to be done, executed and delivered, such further actions, documents and instruments as may be reasonably required by Buyer to give full effect to this Agreement and the Transactions contemplated hereby. (b) DC Energia Sellers’ Representative hereby agree that such appointment shall be binding upon the heirs, executors, administrators, estates, personal representatives, officers, directors, security holders, successors and permitted assigns of each DC Energia Seller. All decisions of the DC Energia Sellers’ Representative shall be final and binding on all of the DC Energia Sellers, and no such Sellers shall have the right to object, dissent, protest or otherwise contest the same. (c) The DC Energia Sellers’ Representative will incur no liability with respect to any action taken or suffered by any Party in reliance upon any notice, direction, instruction, consent, statement or other document believed by the DC Energia Sellers’ Representative to be genuine and to have been signed by the proper Person (and shall have no responsibility to determine the authenticity thereof), nor for any other action or inaction, except the DC Energia Sellers’ Representative’s own gross negligence, bad faith or willful misconduct. In all questions arising under this Agreement, the DC Energia Sellers’ Representative may rely on the advice of outside counsel, and the DC Energia Sellers’ Representative will not be liable to the DC Energia Sellers (with respect to actions taken in or pursuant to its role as the DC Energia Sellers’ Representative) for anything done, omitted or suffered in good faith by the DC Energia Sellers’ Representative based on such advice. (d) The DC Energia Sellers shall, severally but not jointly, on a basis in accordance with the Ebrasil Proceeds Allocation Proportions, indemnify the DC Energia Sellers’ Representative and hold the DC Energia Sellers’ Representative harmless against any Losses incurred without gross negligence, bad faith or willful misconduct on the part of the DC Energia Sellers’ Representative and arising out of or in connection with the acceptance or administration of the DC Energia Sellers’ Representative’s duties hereunder. (e) The DC Energia Sellers’ Representative may resign by providing thirty (30) days prior written notice to each DC Energia Seller, NFE Seller and Buyer. Upon the resignation of the DC Energia Sellers’ Representative, or his or her death or incapacity as determined by a court of competent jurisdiction, a majority of the DC Energia Sellers shall irrevocably appoint and grant to a replacement DC Energia Sellers’ Representative powers, pursuant to the provisions of articles 684 and 685 and the sole paragraph of article 686 of the Brazilian Civil Code, to serve in accordance with the terms of this Section 10.20; provided, however, that such appointment shall Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

86 be subject to such replacement DC Energia Sellers’ Representative notifying Buyer in writing of his, her or its appointment and appropriate contact information for purposes of this Agreement, and Buyer and NFE Seller shall be entitled to rely upon, without independent investigation, the identity of such replacement DC Energia Sellers’ Representative as set forth in such written notice. (f) NFE Seller, Buyer and the Companies and their respective Subsidiaries are hereby relieved from any liability to any Person for any acts done by the DC Energia Sellers’ Representative and any acts done by NFE Seller, Buyer, the Companies and their respective Subsidiaries in accordance with any such decision, act, consent or instruction of th e DC Energia Sellers’ Representative. Section 10.21 DC Energia Sellers. For avoidance of doubt, the DC Energia Sellers shall be jointly and severally (solidariamente) liable for the full and timely compliance with all obligations of the DC Energia Sellers as set forth in this Agreement, in any of the Transaction Documents and any transactions contemplated thereby. Section 10.22 Joint Liability of Ebrasil Eletricidade. Ebrasil Eletricidade hereby unconditionally and irrevocably undertakes to be jointly and severally (solidária) liable with the DC Energia Sellers, as a primary obligor, for the full compliance with all DC Energia Sellers’ payment obligations towards Buyer set forth in this Agreement, any of the Transaction Documents and any transactions contemplated thereby. Ebrasil Eletricidade hereby irrevocably waives the rights or privileges (including those privileges of order available), contemplated in articles 364, 366, 821, 824, 827, 829, and 834 to 839 of the Brazilian Civil Code and article 794 of the Brazilian Code of Civil Procedure. Section 10.23 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence. * * * * * Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

[Signature Page to Share Purchase Agreement] IN WITNESS WHEREOF, each of the parties has caused this Share Purchase Agreement to be duly executed on its behalf as of the day and year first above written. BUYER: ENEVA S.A. By: /s/ Pedro Zinner Name: Pedro Zinner Title: CEO By: /s/ Marcelo Campos Habibe Name: Marcelo Campos Habibe Title: CFO Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

[Signature Page to Share Purchase Agreement] SELLERS: LNG POWER LIMITED By: /s/ Chris Guinta Name: Chris Guinta Title: Director EBRASIL ENERGIA LTDA. By: /s/ Dionon Cantareli Lustosa Jr. Name: Dionon Cantareli Lustosa Jr. Title: Dir. Presidente WITNESSES: 1. /s/ Felippe Valverde 2. /s/ Carlos Wilson Silva Ribeiro Name: Felippe Valverde Name: Carlos Wilson Silva Ribeiro Taxpayer’s No.: [***] Taxpayer’s No.: [***] Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

[Signature Page to Share Purchase Agreement] DC ENERGIA SELLERS’ REPRESENTATIVE: Dionon Cantareli By: /s/ Dionon Cantareli Lustosa Jr. Name: Dionon Cantareli Lustosa Jr. Title: Dir. Presidente Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

[Signature Page to Share Purchase Agreement] EBRASIL ELETRICIDADE: ELETRICIDADE DO BRASIL S.A. – EBRASIL By: /s/ Dionon Cantareli Lustosa Jr. Name: Dionon Cantareli Lustosa Jr. Title: Dir. Presidente Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.